UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09223

                          Pioneer Strategic Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  September 30


Date of reporting period:  October 1, 2016 through March 31, 2017


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Strategic
                        Income Fund

--------------------------------------------------------------------------------
                        Semiannual Report | March 31, 2017
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PSRAX
                        Class C     PSRCX
                        Class K     STRKX
                        Class R     STIRX
                        Class Y     STRYX

                        [LOGO] PIONEER
                               Investments(R)
                        visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               17

Schedule of Investments                                                       19

Financial Statements                                                          87

Notes to Financial Statements                                                 96

Approval of New and Interim Management Agreements                            115

Trustees, Officers and Service Providers                                     124

                   Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 1

President's Letter

After an overall strong year for leading market indices in 2016, U.S. markets continued to generate positive returns over the first calendar quarter of 2017, with so-called "risk" assets, such as equities and credit-sensitive bonds, posting solid gains. In the first quarter, U.S. equities, as measured by the Standard & Poor's 500 Index, returned slightly more than 6%, while high-yield securities dominated bond market performance.

The transfer of power in Washington, D.C. in January had little or no effect on the markets in the first quarter, as the post-election momentum we witnessed late in the fourth quarter of 2016 slowed only when oil prices slumped in March, due to both higher-than-expected inventories and concerns over whether OPEC (Organization of Petroleum Exporting Countries) would continue its supply cuts in June. Not even the Federal Reserve System's (the Fed's) highly anticipated rate hike during the month of March, its second in three months, nor Britain's trigger of Article 50 to begin the "Brexit" process caused any dramatic sell-off of risk assets.

While U.S. gross domestic product (GDP) did slow in the first quarter, the expectation is for GDP to accelerate in the second quarter, with a strong consumer leading the way. Pioneer believes the U.S. economy may lead all developed nations in 2017, with GDP growth in excess of 2% for the year. President Trump has proposed decidedly pro-business policies, such as lower taxes, higher infrastructure spending, and less regulation, though we believe the economy may realize the benefits of those policies, if enacted, more so in 2018 than in 2017. Conversely, the effects of the President's potentially restrictive trade policies could offset some of the benefits of the pro-growth fiscal policies.

Even so, we believe solid domestic employment figures should continue to support consumption and the housing market, and that stronger corporate profits and increased government spending may contribute to economic growth in 2018 and beyond. Increasing global Purchasing Manager Indices (PMIs) suggest that growth in global economies is also improving. (PMIs are used to measure the economic health of the manufacturing sector.)

There are, as always, some risks to our outlook. First, the market already has priced in a good deal of the Trump economic reform platform, and that could lead to near-term disappointment if Congressional follow-through does not happen this year. The future of the Affordable Care Act is another potential concern. The first attempt to repeal/replace it failed, but any new proposed

2 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 legislation will undoubtedly have an effect on the health care sector, one of the largest segments of the US economy. Geopolitical risks, of course, remain a potential headwind, given ongoing strife in the Middle East and renewed tensions on the Korean Peninsula.

While our current outlook is generally optimistic, conditions can and often do change, and while passive investment strategies may have a place in one's overall portfolio, it is our view that all investment decisions are active choices.

Throughout Pioneer's history, we have believed in the importance of active management. The active decisions to invest in equities or fixed-income securities are made by a team of experienced investment professionals focusing on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
March 31, 2017

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                   Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 3

Portfolio Management Discussion | 3/31/17

The fixed-income markets produced generally modest results during the six-month period ended March 31, 2017. While high-yield bonds generated solid performance, rising interest rates tended to undercut bond prices in the investment-grade and government bond markets. In the following interview, Kenneth J. Taubes, Andrew Feltus and Charles Melchreit discuss the factors that affected the performance of Pioneer Strategic Income Fund during the six-month period. Mr. Taubes, Chief Investment Officer, U.S., Executive Vice President, and a portfolio manager at Pioneer, is responsible for daily management of the Fund, along with Mr. Feltus, Director of High Yield and Bank Loans, a senior vice president, and a portfolio manager at Pioneer, and Mr. Melchreit, Director of Investment-Grade Management, a senior vice president, and a portfolio manager at Pioneer.

Q   How did the Fund perform during the six-month period ended March 31, 2017?

A Pioneer Strategic Income Fund's Class A shares returned 1.22% at net asset value during the six-month period ended March 31, 2017, while the Fund's benchmark, the Bloomberg Barclays U.S. Universal Index (the Bloomberg Barclays Index), returned -1.54%. During the same period, the average return of the 339 mutual funds in Lipper's Multi-Sector Income Funds category was 1.56%, and the average return of the 325 mutual funds in Morningstar's Multisector Bond Funds category was 1.51%.

Q How would you describe the market environment for fixed-income investments during the six-month period ended March 31, 2017?

A Over the six months, rising interest rates led to declining bond prices and weak performance by government and high-quality debt, while more credit-sensitive securities at best produced only modest, positive results.

    Prior to the start of the period in October 2016, fixed-income securities in general had performed well, with solid domestic economic growth and strengthening fundamentals driving returns as employment continued to increase and the consumer, housing, and energy sectors improved.

    In the early weeks of the six-month period, credit spreads continued to tighten in the U.S., leading to solid results from more credit-sensitive securities, while Treasury yields remained low and stable. (Credit spreads are commonly defined as the differences in yields between Treasuries and other types of fixed-income securities with similar maturities.) However,

4 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 rising asset prices did create some concern about a potential heightening of inflationary pressures. Although actual inflation appeared low, the market kept a close eye on the U.S. Federal Reserve (the Fed) and speculated whether it would move more aggressively to tighten monetary policy by hiking short-term interest rates.

    As 2016 drew to a close, the Fed did, in fact, begin signaling that it would tighten monetary policy, and then proceeded to raise the influential
    Federal funds rate twice before the end of the period -- once in December 2016, and again in March 2017. The Fed also hinted at possibly two more rate increases over the remainder of 2017. The Fed's actions represented a notable change from its earlier, highly accommodative policy that had left short-term interest rates hovering near 0% for more than eight years.

    In the Treasury market, five-year and 10-year Treasuries underperformed as their yields rose by a greater amount than either two-year or 30-year Treasury yields.

    Perhaps the most significant event during the six-month period was the victory of Donald Trump in the November 2016 U.S. presidential election, which produced a notable bounce in the equity market. While credit-sensitive debt also held up and outperformed government securities, the effects of the "Trump bounce" were most evident in the stock market. Investors tended to view a Trump presidency as more pro-business and pro-economic growth than the outgoing Obama administration, as Mr. Trump had campaigned on policy proposals such as increased infrastructure investment, aggressive cuts in corporate and individual tax rates, and decreased regulation of the business community.

    Toward the end of the period, however, some of the initial enthusiasm faded as the Trump administration and the Republican-controlled Congress failed to pass a bill that would have altered the Affordable Care Act, the health care law colloquially referred to as Obamacare. In the wake of that legislative standoff, investors recognized that it might be a long, difficult process before the Trump administration and the Congress reached agreement on infrastructure and fiscal stimulus bills, tax cut legislation, and a renewed attempt to change the Affordable Care Act. However, confidence that the Trump administration would move more aggressively to reduce business regulation remained high.

    Outside the U.S., earlier concerns that slowing economic growth in China could choke-off the global recovery turned out to be overstated, and the economy in Europe performed better than anticipated. That said, markets

                   Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 5 worried about how signs of rising popularity of nationalist candidates could affect the upcoming elections in countries such as France, and possibly undermine the European Union.

Q What were the principal factors that affected the Fund's benchmark-relative performance during the six-month period ended March 31, 2017?

A The primary factor supporting the Fund's benchmark-relative performance during the period was sector allocation, especially the portfolio's substantial underweight in the weaker-performing Treasury sector, and greater emphasis on the credit-sensitive sectors. During the six-month period, for example, the Fund had a nearly 30% underweight to Treasuries versus the benchmark Bloomberg Barclays Index. In addition, the portfolio's non-benchmark allocation to Treasury Inflation-Protected Securities (TIPS) provided a further boost to the Fund's benchmark-relative returns as TIPS outperformed nominal Treasuries over the six months.

    An overweight to the credit sectors and a "down-in-quality" focus among the portfolio's corporate bond holdings, including exposure to many BBB- rated and BB-rated securities (particularly in the energy and basic materials sectors), also proved helpful for the Fund's benchmark-relative performance. The Fund's non-benchmark exposures to floating-rate bank loans and event-linked securities (sometimes called "catastrophe bonds") also benefited benchmark-relative results.

    Among BBB-rated corporate holdings that aided the Fund's relative performance during the period were positions in the bonds of Agrium, a basic materials company, and of Kinder Morgan and Canadian Natural Resources, two energy industry securities. BB-rated holdings that contributed positively to the Fund's relative performance included securities of several energy companies that earlier had been downgraded from investment-grade status to high-yield status, such as the debt of pipeline corporation Williams Companies, and of drilling companies Ensco and Rowan. Security selection results also were strong for the Fund in the financials sector, where the top individual performers included the debt of private-equity investor KKR and insurance company Liberty Mutual.

    The portfolio's shorter-than-benchmark duration positioning also aided the Fund's benchmark-relative performance during a period in which interest rates rose. At the end of the period, the Fund's average effective duration was 5.09 years. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

6 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

    Finally, our emphasis on owning both shorter- and longer-maturity debt in the portfolio, while underweighting debt with maturities in the five-to-10-year maturity range, benefited the Fund's benchmark-relative returns, as the latter group underperformed during the six-month period.

    The only real negative factor in the Fund's benchmark-relative returns during the period was the portfolio's exposure to non-U.S. sovereign debt, notably Norwegian government bonds.

Q Did the Fund have any investments in any derivative securities during the six-month period ended March 31, 2017? If so, did the derivatives have any material impact on the Fund's benchmark-relative performance?

A Yes, the Fund had investments in three different types of derivative securities during the period: Treasury futures transactions, currency forward transactions, and credit default swaps. We used the Treasury futures as part of our strategy to keep the portfolio's average duration short of the benchmark's duration. As the Fund's short-duration posture helped relative performance during the period, the use of the futures had a positive effect on results. We used the currency forward transactions in the portfolio to hedge the risk of currency-price volatility. The forwards also had a positive impact on the Fund's results. We used the credit default swaps to enhance the Fund's exposure to the domestic high-yield market. The swaps had a neutral effect on the Fund's relative returns.

Q What factors affected the Fund's distributions to shareholders, or yield, during the six-month period ended March 31, 2017?

A The Fund's yield increased during the six months, as the portfolio's income rose due to rising interest rates.

Q   What is your investment outlook?

A We believe the U.S. and global economies are strong enough to continue to expand, despite the probability of further interest-rate hikes by the Fed this year, and the possibility that other major central banks may begin tightening monetary policies much later in 2017, or in 2018.

    We are cautiously optimistic about opportunities in the fixed-income market, but we think portfolio positioning will be very important going forward. While we maintain modest Fund overweights to the credit-sensitive sectors, we currently tend towards reducing credit risk. Therefore, we have cut the portfolio's exposure to domestic and international high-yield corporates as well as to investment-grade corporates, in an effort to protect the Fund against any economic weakness. Shortly after the November 2016 election, when market interest rates backed up, we had

                   Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 7 taken advantage of the higher yields available by increasing the portfolio's average effective duration. Going forward, however, our likely tendency is to reduce duration, while keeping a "bar-belled" approach in the portfolio, with larger allocations to very short- and very long-maturity bonds, and less emphasis on bonds with intermediate maturities. A reduction in duration decreases the portfolio's sensitivity to changes in interest rates, with the aim of helping to protect the Fund against the risk of rising rates.

    Looking ahead, we believe good performance in the fixed-income markets is more likely to come from individual security selection - particularly in the credit sectors - rather than from any broad asset allocations. As such, we will continue to emphasize individual credit research and analysis in our security selection process.

Please refer to the Schedule of Investments on pages 19-86 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

8 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

The securities issued by U.S. Government sponsored entities (e.g., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                   Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 9

Portfolio Summary | 3/31/17

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government Securities                                                 26.3%
U.S. Corporate Bonds                                                       23.8%
International Corporate Bonds                                              16.8%
Collateralized Mortgage Obligations                                        12.7%
Senior Secured Loans                                                        9.1%
Asset Backed Securities                                                     4.0%
Foreign Government Bonds                                                    3.6%
Municipal Bonds                                                             1.5%
Convertible Preferred Stocks                                                0.8%
Convertible Corporate Bonds                                                 0.7%
Temporary Cash Investment                                                   0.6%
U.S. Preferred Stocks                                                       0.1%
Warrants                                                                    0.0%+
International Common Stocks                                                 0.0%+
International Preferred Stocks                                              0.0%+
U.S. Common Stocks                                                          0.0%+

+   Amount rounds to less than 0.1%.

* Includes investments in insurance-linked securities totaling 4.2% of total investment portfolio.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

 1. U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45                  2.01%
--------------------------------------------------------------------------------
 2. U.S. Treasury Bill, 4/13/17                                            1.21
--------------------------------------------------------------------------------
 3. U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                   1.12
--------------------------------------------------------------------------------
 4. International Bank for Reconstruction & Development, 3.5%, 1/22/21     0.69
--------------------------------------------------------------------------------
 5. Wells Fargo & Co., 7.5% (Perpetual)                                    0.68
--------------------------------------------------------------------------------
 6. New Zealand Government Bond, 4.5%, 4/15/27                             0.63
--------------------------------------------------------------------------------
 7. Fannie Mae, 5.0%, 11/1/44                                              0.54
--------------------------------------------------------------------------------
 8. Everglades Re, Ltd., Floating Rate Note, 4/28/17 (Cat Bond) (144A)     0.44
--------------------------------------------------------------------------------
 9. BBVA Bancomer SA Texas, 6.5%, 3/10/21 (144A)                           0.44
--------------------------------------------------------------------------------
10. Fannie Mae, 5.0%, 1/1/45                                               0.43
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

10 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

Prices and Distributions | 3/31/17

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                     3/31/17                        9/30/16
--------------------------------------------------------------------------------
           A                       $10.71                         $10.76
--------------------------------------------------------------------------------
           C                       $10.48                         $10.53
--------------------------------------------------------------------------------
           K                       $10.73                         $10.78
--------------------------------------------------------------------------------
           R                       $10.88                         $10.93
--------------------------------------------------------------------------------
           Y                       $10.71                         $10.76
--------------------------------------------------------------------------------

Distributions per Share: 10/1/16-3/31/17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         Short-Term           Long-Term
         Class         Dividends        Capital Gains        Capital Gains
--------------------------------------------------------------------------------
           A           $  0.1790          $     --             $     --
--------------------------------------------------------------------------------

           C           $  0.1395          $     --             $     --
--------------------------------------------------------------------------------

           K           $  0.2028          $     --             $     --
--------------------------------------------------------------------------------

           R           $  0.1594          $     --             $     --
--------------------------------------------------------------------------------

           Y           $  0.1955          $     --             $     --
--------------------------------------------------------------------------------

The Bloomberg Barclays U.S. Universal Index is an unmanaged index that represents the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 11

Performance Update | 3/31/17                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Strategic Income Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2017)
--------------------------------------------------------------------------------
                                                                Bloomberg
                                  Net            Public         Barclays
                                  Asset          Offering       U.S.
                                  Value          Price          Universal
Period                            (NAV)          (POP)          Index
--------------------------------------------------------------------------------
10 Years                          5.85%          5.36%          4.52%
5 Years                           4.13           3.17           2.83
1 Year                            7.23           2.37           1.92
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2017)
--------------------------------------------------------------------------------
                                  Gross
--------------------------------------------------------------------------------
                                  1.04%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Strategic                 Bloomberg Barclays
                          Income Fund                       U.S. Universal Index
3/07                      $9,550                            $10,000
3/08                      $10,022                           $10,657
3/09                      $9,000                            $10,774
3/10                      $11,952                           $11,893
3/11                      $13,137                           $12,575
3/12                      $13,768                           $13,530
3/13                      $14,986                           $14,168
3/14                      $15,355                           $14,240
3/15                      $15,829                           $14,998
3/16                      $15,721                           $15,261
3/17                      $16,857                           $15,554

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

Performance Update | 3/31/17                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2017)
--------------------------------------------------------------------------------
                                                                       Bloomberg
                                                                       Barclays
                                                                       U.S.
                                  If                 If                Universal
Period                            Held               Redeemed          Index
--------------------------------------------------------------------------------
10 Years                          5.13%              5.13%             4.52%
5 Years                           3.42               3.42              2.83
1 Year                            6.59               6.59              1.92
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2017)
--------------------------------------------------------------------------------
                                  Gross
--------------------------------------------------------------------------------
                                  1.72%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Strategic                 Bloomberg Barclays
                          Income Fund                       U.S. Universal Index
3/07                      $10,000                           $10,000
3/08                      $10,431                           $10,657
3/09                      $9,297                            $10,774
3/10                      $12,258                           $11,893
3/11                      $13,394                           $12,575
3/12                      $13,941                           $13,530
3/13                      $15,067                           $14,168
3/14                      $15,323                           $14,240
3/15                      $15,697                           $14,998
3/16                      $15,472                           $15,261
3/17                      $16,491                           $15,554

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 13

Performance Update | 3/31/17                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2017)
--------------------------------------------------------------------------------
                                                                       Bloomberg
                                  Net                                  Barclays
                                  Asset                                U.S.
                                  Value                                Universal
Period                            (NAV)                                Index
--------------------------------------------------------------------------------
10 Years                          6.05%                                4.52%
5 Years                           4.53                                 2.83
1 Year                            7.68                                 1.92
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2017)
--------------------------------------------------------------------------------
                                  Gross
--------------------------------------------------------------------------------
                                  0.62%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                          Pioneer Strategic                 Bloomberg Barclays
                          Income Fund                       U.S. Universal Index
3/07                      $5,000,000                        $5,000,000
3/08                      $5,249,379                        $5,328,413
3/09                      $4,713,975                        $5,387,216
3/10                      $6,260,057                        $5,946,724
3/11                      $6,881,028                        $6,287,486
3/12                      $7,211,753                        $6,764,817
3/13                      $7,864,072                        $7,083,969
3/14                      $8,087,915                        $7,119,838
3/15                      $8,378,630                        $7,498,970
3/16                      $8,359,011                        $7,630,541
3/17                      $9,000,937                        $7,776,961

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

Performance Update | 3/31/17                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index.

Average Annual Total Returns
--------------------------------------------------------------------------------
(As of March 31, 2017)                                          Bloomberg
                                  Net                           Barclays
                                  Asset                         U.S.
                                  Value                         Universal
Period                            (NAV)                         Index
--------------------------------------------------------------------------------
10 Years                          5.53%                         4.52%
5 Years                           3.77                          2.83
1 Year                            6.87                          1.92
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2017)
--------------------------------------------------------------------------------
                                  Gross
--------------------------------------------------------------------------------
                                  1.35%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Strategic                 Bloomberg Barclays
                          Income Fund                       U.S. Universal Index
3/07                      $10,000                           $10,000
3/08                      $10,483                           $10,657
3/09                      $ 9,382                           $10,774
3/10                      $12,429                           $11,893
3/11                      $13,636                           $12,575
3/12                      $14,238                           $13,530
3/13                      $15,448                           $14,168
3/14                      $15,768                           $14,240
3/15                      $16,197                           $14,998
3/16                      $16,029                           $15,261
3/17                      $17,131                           $15,554

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 15

Performance Update | 3/31/17                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2017)
--------------------------------------------------------------------------------
                                                               Bloomberg
                                  Net                          Barclays
                                  Asset                        U.S.
                                  Value                        Universal
Period                            (NAV)                        Index
--------------------------------------------------------------------------------
10 Years                          6.21%                        4.52%
5 Years                           4.45                         2.83
1 Year                            7.66                         1.92
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2017)
--------------------------------------------------------------------------------
                                  Gross
--------------------------------------------------------------------------------
                                  0.73%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                          Pioneer Strategic                 Bloomberg Barclays
                          Income Fund                       U.S. Universal Index
3/07                      $5,000,000                        $5,000,000
3/08                      $5,276,719                        $5,328,413
3/09                      $4,757,077                        $5,387,216
3/10                      $6,336,470                        $5,946,724
3/11                      $6,991,487                        $6,287,486
3/12                      $7,344,856                        $6,764,817
3/13                      $8,019,561                        $7,083,969
3/14                      $8,234,272                        $7,119,838
3/15                      $8,521,601                        $7,498,970
3/16                      $8,482,669                        $7,630,541
3/17                      $9,132,500                        $7,776,961

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income

Fund Based on actual returns from October 1, 2016, through March 31, 2017.

--------------------------------------------------------------------------------
Share Class                  A          C          K           R           Y
--------------------------------------------------------------------------------
Beginning Account        $1,000.00  $1,000.00  $1,000.00   $1,000.00   $1,000.00
Value on 10/1/16
--------------------------------------------------------------------------------
Ending Account           $1,012.20  $1,008.60  $1,014.40   $1,010.10   $1,013.70
Value (after expenses)
on 3/31/17
--------------------------------------------------------------------------------
Expenses Paid            $   5.37   $    8.61  $3.11       $    7.52   $    3.72
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.07%, 1.72%, 0.62%, 1.50%, and 0.74% for Class A, Class C, Class K, Class R and Class Y, shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2016, through March 31, 2017.

--------------------------------------------------------------------------------
Share Class                  A          C          K           R           Y
--------------------------------------------------------------------------------
Beginning Account        $1,000.00  $1,000.00  $1,000.00   $1,000.00   $1,000.00
Value on 10/1/16
--------------------------------------------------------------------------------
Ending Account           $1,019.60  $1,016.36  $1,021.84   $1,017.45   $1,021.24
Value (after expenses)
on 3/31/17
--------------------------------------------------------------------------------
Expenses Paid            $    5.39  $    8.65  $    3.13   $    7.54   $    3.73
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.07%, 1.72%, 0.62%, 1.50%, and 0.74% for Class A, Class C, Class K, Class R and Class Y, shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

18 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

Schedule of Investments | 3/31/17

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                CONVERTIBLE CORPORATE BONDS -- 0.7%
                                CAPITAL GOODS -- 0.3%
                                Construction & Engineering -- 0.1%
         5,148,000              Dycom Industries, Inc., 0.75%, 9/15/21                    $     6,007,072
---------------------------------------------------------------------------------------------------------
                                Electrical Components & Equipment -- 0.2%
        12,566,000              General Cable Corp., 4.5%, 11/15/29 (Step)                $     9,746,504
                                                                                          ---------------
                                Total Capital Goods                                       $    15,753,576
---------------------------------------------------------------------------------------------------------
                                HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                                Health Care Equipment -- 0.1%
         3,855,000              Wright Medical Group, Inc., 2.0%, 2/15/20                 $     4,597,088
                                                                                          ---------------
                                Total Health Care Equipment & Services                    $     4,597,088
---------------------------------------------------------------------------------------------------------
                                PHARMACEUTICALS, BIOTECHNOLOGY &
                                LIFE SCIENCES -- 0.0%+
                                Pharmaceuticals -- 0.0%+
         2,235,000              Jazz Investments I, Ltd., 1.875%, 8/15/21                 $     2,381,672
                                                                                          ---------------
                                Total Pharmaceuticals, Biotechnology &
                                Life Sciences                                             $     2,381,672
---------------------------------------------------------------------------------------------------------
                                SOFTWARE & SERVICES -- 0.3%
                                Internet Software & Services -- 0.2%
         5,070,000              WebMD Health Corp., 2.5%, 1/31/18                         $     5,146,050
         9,885,000              WebMD Health Corp., 2.625%, 6/15/23 (144A)                      9,384,572
                                                                                          ---------------
                                                                                          $    14,530,622
---------------------------------------------------------------------------------------------------------
                                Application Software -- 0.1%
         3,780,000              Synchronoss Technologies, Inc., 0.75%, 8/15/19            $     3,565,012
                                                                                          ---------------
                                Total Software & Services                                 $    18,095,634
---------------------------------------------------------------------------------------------------------
                                SEMICONDUCTORS & SEMICONDUCTOR
                                EQUIPMENT -- 0.0%+
                                Semiconductors -- 0.0%+
         2,051,820              LDK Solar Co., Ltd., 5.535%, 12/31/18,
                                (5.535% cash, 5.535% PIK) (PIK) (e)                       $        82,073
                                                                                          ---------------
                                Total Semiconductors & Semiconductor
                                Equipment                                                 $        82,073
---------------------------------------------------------------------------------------------------------
                                TOTAL CONVERTIBLE CORPORATE BONDS
                                (Cost $42,280,154)                                        $    40,910,043
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Shares
---------------------------------------------------------------------------------------------------------
                                PREFERRED STOCKS -- 0.1%
                                TRANSPORTATION -- 0.0%+
                                Air Freight & Logistics -- 0.0%+
             2,313              CEVA Group Plc, 12/31/14*                                 $       578,362
                                                                                          ---------------
                                Total Transportation                                      $       578,362
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 19

---------------------------------------------------------------------------------------------------------
                     Floating
Shares               Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                DIVERSIFIED FINANCIALS -- 0.0%+
                                Consumer Finance -- 0.0%+
           126,788       6.82   GMAC Capital Trust I, Floating Rate
                                Note, 2/15/40                                             $     3,224,219
                                                                                          ---------------
                                Total Diversified Financials                              $     3,224,219
---------------------------------------------------------------------------------------------------------
                                REAL ESTATE -- 0.1%
                                Diversified REIT -- 0.1%
             3,250              Firstar Realty LLC, 8.875%, (Perpetual) (144A)            $     4,005,625
                                                                                          ---------------
                                Total Real Estate                                         $     4,005,625
---------------------------------------------------------------------------------------------------------
                                TOTAL PREFERRED STOCKS
                                (Cost $9,087,241)                                         $     7,808,206
---------------------------------------------------------------------------------------------------------
                                CONVERTIBLE PREFERRED
                                STOCKS -- 0.9%
                                BANKS -- 0.9%
                                Diversified Banks -- 0.9%
             9,929              Bank of America Corp., 7.25%, (Perpetual)                 $    11,865,751
            31,645              Wells Fargo & Co., 7.5% (Perpetual)                            39,239,800
                                                                                          ---------------
                                                                                          $    51,105,551
                                                                                          ---------------
                                Total Banks                                               $    51,105,551
---------------------------------------------------------------------------------------------------------
                                TOTAL CONVERTIBLE PREFERRED STOCKS
                                (Cost $46,685,508)                                        $    51,105,551
---------------------------------------------------------------------------------------------------------
                                COMMON STOCKS -- 0.1%
                                ENERGY -- 0.1%
                                Oil & Gas Exploration & Production -- 0.1%
         9,565,478              Ascent CNR Corp. (Class A)                                $     1,243,512
            19,684              Pacific Exploration and Production Corp.                          612,172
               301              Swift Energy Co.                                                    8,278
                                                                                          ---------------
                                                                                          $     1,863,962
---------------------------------------------------------------------------------------------------------
                                Coal & Consumable Fuels -- 0.0%+
               205              Contura Energy, Inc.                                      $        13,612
                                                                                          ---------------
                                Total Energy                                              $     1,877,574
---------------------------------------------------------------------------------------------------------
                                CAPITAL GOODS -- 0.0%+
                                Construction & Engineering -- 0.0%+
           269,588              Newhall Land Development LLC*                             $       775,066
---------------------------------------------------------------------------------------------------------
                                Industrial Machinery -- 0.0%+
           185,819              Liberty Tire Recycling LLC (c)                            $         1,858
                                                                                          ---------------
                                Total Capital Goods                                       $       776,924
---------------------------------------------------------------------------------------------------------
                                TRANSPORTATION -- 0.0%+
                                Air Freight & Logistics -- 0.0%+
             1,069              CEVA Group Plc*                                           $       213,740
                                                                                          ---------------
                                Total Transportation                                      $       213,740
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

---------------------------------------------------------------------------------------------------------
                     Floating
Shares               Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                CONSUMER DURABLES & APPAREL -- 0.0%+
                                Homebuilding -- 0.0%+
         1,018,282              Desarrolladora Homex SAB de CV*                           $        45,442
                                                                                          ---------------
                                Total Consumer Durables & Apparel                         $        45,442
---------------------------------------------------------------------------------------------------------
                                CONSUMER SERVICES -- 0.0%+
                                Education Services -- 0.0%+
            90,687              Cengage Learning Holdings II, Inc.                        $       997,557
                                                                                          ---------------
                                Total Consumer Services                                   $       997,557
---------------------------------------------------------------------------------------------------------
                                RETAILING -- 0.0%+
                                Computer & Electronics Retail -- 0.0%+
           111,548              Targus Cayman SubCo., Ltd. (c)                            $       108,202
                                                                                          ---------------
                                Total Retailing                                           $       108,202
---------------------------------------------------------------------------------------------------------
                                TOTAL COMMON STOCKS
                                (Cost $9,376,704)                                         $     4,019,439
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Principal
Amount
---------------------------------------------------------------------------------------------------------
                                ASSET BACKED SECURITIES -- 4.0%
                                ENERGY -- 0.0%+
                                Oil & Gas Exploration & Production -- 0.0%+
           749,930              AXIS Equipment Finance Receivables IV LLC,
                                4.67%, 3/20/22 (144A)                                     $       738,705
                                                                                          ---------------
                                Total Energy                                              $       738,705
---------------------------------------------------------------------------------------------------------
                                CONSUMER SERVICES -- 0.1%
                                Hotels, Resorts & Cruise Lines -- 0.1%
         4,202,865              Westgate Resorts 2014-1 LLC, 3.25%,
                                12/20/26 (144A)                                           $     4,174,706
         2,612,966              Westgate Resorts 2015-1 LLC, 2.75%,
                                5/20/27 (144A)                                                  2,620,558
                                                                                          ---------------
                                                                                          $     6,795,264
                                                                                          ---------------
                                Total Consumer Services                                   $     6,795,264
---------------------------------------------------------------------------------------------------------
                                FOOD & STAPLES RETAILING -- 0.1%
                                Food Retail -- 0.1%
         6,850,903              CKE Restaurant Holdings, Inc., 4.474%,
                                3/20/43 (144A)                                            $     6,795,149
                                                                                          ---------------
                                Total Food & Staples Retailing                            $     6,795,149
---------------------------------------------------------------------------------------------------------
                                BANKS -- 3.2%
                                Thrifts & Mortgage Finance -- 3.2%
         2,331,809              Ajax Mortgage Loan Trust 2016-B, 4.0%,
                                9/25/65 (Step) (144A)                                     $     2,327,225
         2,500,000              American Homes 4 Rent 2014-SFR2 Trust,
                                5.149%, 10/17/36 (144A)                                         2,643,668
         5,000,000              American Homes 4 Rent 2014-SFR3 Trust,
                                4.596%, 12/18/36 (144A)                                         5,181,652

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 21

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                Thrifts & Mortgage Finance -- (continued)
         4,100,000              American Homes 4 Rent 2014-SFR3 Trust,
                                5.04%, 12/18/36 (144A)                                    $     4,308,205
         2,950,000              American Homes 4 Rent 2015-SFR1, 4.11%,
                                4/18/52 (144A)                                                  2,955,493
         6,613,000              Applebee's Funding LLC/ IHOP Funding LLC,
                                4.277%, 9/5/44 (144A)                                           6,477,671
           575,000              Ascentium Equipment Receivables 2016-2
                                Trust, 6.79%, 10/10/24 (144A)                                     604,011
         1,399,981              Axis Equipment Finance Receivables III LLC,
                                4.05%, 5/20/20 (144A)                                           1,322,206
         1,054,000       4.83   B2R Mortgage Trust 2015-1, Floating Rate
                                Note, 5/15/48 (144A)                                              935,606
         6,600,000              Bayview Opportunity Master Fund IVa Trust
                                2016-SPL1, 4.25%, 4/28/55 (144A)                                6,789,615
         5,610,000       4.25   Bayview Opportunity Master Fund IVb Trust
                                2016-SPL2, Floating Rate Note,
                                6/28/53 (144A)                                                  5,771,199
         4,300,000       4.00   Bayview Opportunity Master Fund Trust,
                                Series 2017-Spl2 Class A Floating Rate Note,
                                6/28/54 (144A)                                                  4,445,606
         5,896,397              Colony American Finance 2015-1, Ltd.,
                                2.896%, 10/18/47 (144A)                                         5,863,984
         1,000,000       4.11   Colony American Homes 2014-2 REMICS,
                                Floating Rate Note, 7/17/31 (144A)                                999,997
         3,018,357              Conn's Receivables Funding 2016-B LLC,
                                3.73%, 10/15/18 (144A)                                          3,026,741
            21,837              Consumer Credit Origination Loan Trust 2015-1,
                                2.82%, 3/15/21 (144A)                                              21,837
         3,871,000              DB Master Finance LLC 2015-1, 3.98%,
                                2/20/45 (144A)                                                  3,934,186
         1,757,529       3.87   Drug Royalty II LP 2, Floating Rate Note,
                                7/15/23 (144A)                                                  1,768,658
         1,800,000              DT Auto Owner Trust 2015-1, 4.26%,
                                2/15/22 (144A)                                                  1,838,831
           136,656       1.88   Ellington Loan Acquisition Trust 2007-1,
                                Floating Rate Note, 5/26/37 (144A)                                136,606
         1,750,000              Elm 2016-1 Trust, 4.163%, 6/20/25 (144A)                        1,751,094
         2,000,000              Engs Commercial Finance Trust 2016-1,
                                5.22%, 1/22/24 (144A)                                           1,956,791
           751,770              GCAT 2015-1 LLC, 3.625%, 5/26/20
                                (Step) (144A)                                                     751,845
           522,558              GLC Trust 2013-1, 3.0%, 7/15/21 (144A)                            515,765
         2,550,827              GMAT 2013-1 Trust, 6.9669%, 8/25/53 (Step)                      2,554,545
         1,160,711              Gold Key Resorts 2014-A LLC, 5.87%,
                                5/17/31 (144A)                                                  1,161,322
           162,344       1.13   GreenPoint Home Equity Loan Trust 2004-2,
                                Floating Rate Note, 1/15/30                                       159,083
                98       1.28   GSAMP Trust 2006-SEA1, Floating Rate Note,
                                5/25/36 (144A)                                                         98

The accompanying notes are an integral part of these financial statements.

22 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                Thrifts & Mortgage Finance -- (continued)
        13,110,000              HOA Funding LLC, 4.846%, 8/22/44 (144A)                   $    12,001,864
           225,328       1.15   Home Equity Asset Trust 2006-4, Floating
                                Rate Note, 8/25/36                                                224,686
         1,900,000       4.69   Home Partners of America 2016-2 Trust,
                                Floating Rate Note, 10/17/33 (144A)                             1,910,052
         5,011,324              Icon Brand Holdings LLC, 4.229%,
                                1/26/43 (144A)                                                  4,548,541
         1,000,000       4.57   Kabbage Asset Securitization LLC, Series
                                2017-1 Class A, 3/15/22 (144A)                                  1,016,705
         1,200,000              LEAF Receivables Funding 10 LLC, 2.74%,
                                3/15/21 (144A)                                                  1,188,874
         1,600,000              LEAF Receivables Funding 10 LLC, 3.74%,
                                5/17/21 (144A)                                                  1,575,821
         1,160,000              LEAF Receivables Funding 11 LLC, 5.5%,
                                4/15/23 (144A)                                                  1,133,195
           500,000              LEAF Receivables Funding 11 LLC, 6.0%,
                                6/15/24 (144A)                                                    461,412
         3,010,000              LEAF Receivables Funding 9 LLC, 5.11%,
                                9/15/21 (144A)                                                  3,045,271
         3,606,257              Nations Equipment Finance Funding II LLC,
                                3.276%, 1/22/19 (144A)                                          3,609,665
           200,716       1.13   Nationstar Home Equity Loan Trust 2007-A,
                                Floating Rate Note, 3/25/37                                       200,564
         8,000,000       4.00   New Residential Mortgage Loan Trust, 2017-1
                                Series 2017-1A Class A1, Floating Rate Note,
                                2/25/57 (144A)                                                  8,249,803
         1,150,000              NextGear Floorplan Master Owner Trust,
                                2.61%, 10/15/19 (144A)                                          1,148,750
         3,250,000              Oxford Finance Funding 2016-1 LLC,
                                3.968%, 6/17/24 (144A)                                          3,217,511
         4,000,000              Progreso Receivables Funding IV LLC,
                                3.0%, 7/8/20 (144A)                                             3,999,310
         2,500,000              Progress Residential 2015-SFR2 Trust,
                                3.684%, 6/14/32 (144A)                                          2,487,642
         1,098,516              RAMP Series 2004-RS1 Trust, 5.57403%,
                                1/25/34 (Step)                                                    971,959
         3,685,245              SCF Equipment Trust 2016-1 LLC, 3.62%,
                                11/20/21 (144A)                                                 3,674,193
           554,539       6.55   Security National Mortgage Loan Trust 2007-1,
                                Floating Rate Note, 4/25/37 (144A)                                552,652
         3,300,000       2.96   Silver Bay Realty 2014-1 Trust, Floating
                                Rate Note, 9/18/31 (144A)                                       3,296,056
           481,442              Skopos Auto Receivables Trust 2015-1, 3.1%,
                                12/15/23 (144A)                                                   479,933
         6,437,708              STORE Master Funding I LLC, 3.75%,
                                4/20/45 (144A)                                                  6,340,847
           274,216       1.18   Structured Asset Investment Loan Trust 2006-1,
                                Floating Rate Note, 1/25/36                                       272,092

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 23

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                Thrifts & Mortgage Finance -- (continued)
        11,350,000       3.25   Towd Point Mortgage Trust 2015-1, Floating
                                Rate Note, 11/25/60 (144A)                                $    11,262,235
         5,600,000       3.00   Towd Point Mortgage Trust 2016-2, Floating
                                Rate Note, 8/25/55 (144A)                                       5,275,586
         8,200,000       3.50   Towd Point Mortgage Trust 2017-1, Floating
                                Rate Note, 10/25/56 (144A)                                      8,215,389
         5,225,000       4.28   Towd Point Mortgage Trust, 2015-3
                                Series 2015-3 Class B1, Floating Rate Note,
                                3/25/54 (144A)                                                  5,096,502
         5,425,000       3.00   Towd Point Mortgage Trust, 2016-2
                                Series 2016-2 Class M2, Floating Rate Note,
                                8/25/55 (144A)                                                  4,883,111
         2,610,000       5.16   Trade MAPS 1, Ltd., Floating Rate
                                Note, 12/10/18 (144A)                                           2,610,000
         1,980,117       2.68   Truman Capital Mortgage Loan Trust, Floating
                                Rate Note, 1/25/34                                              1,953,095
           784,798       1.04   Truman Capital Mortgage Loan Trust, Floating
                                Rate Note, 3/25/36 (144A)                                         722,566
           489,763              VOLT XIX LLC, 3.875%, 4/26/55 (Step) (144A)                       490,550
         4,483,906              VOLT XLVIII LLC, 3.5%, 7/25/46 (Step) (144A)                    4,508,118
         2,424,126              VOLT XXV LLC, 3.5%, 6/26/45 (Step) (144A)                       2,433,017
         1,744,485              VOLT XXXIII LLC, 3.5%, 3/25/55 (Step) (144A)                    1,750,981
         4,845,738              Westgate Resorts 2016-1 LLC, 4.5%,
                                12/20/28 (144A)                                                 4,867,319
         1,200,000       4.05   Westgate Resorts 2017-1 LLC, Series 2017-1A
                                Class B, 10/20/30 (144A)                                        1,198,125
                                                                                          ---------------
                                                                                          $   191,077,532
                                                                                          ---------------
                                Total Banks                                               $   191,077,532
---------------------------------------------------------------------------------------------------------
                                DIVERSIFIED FINANCIALS -- 0.4%
                                Other Diversified Financial Services -- 0.1%
         1,800,000              American Credit Acceptance Receivables
                                Trust 2014-1, 5.2%, 4/12/21 (144A)                        $     1,811,856
         1,450,000       3.06   Colony American Homes 2014-1 REMICS,
                                Floating Rate Note, 5/17/31 (144A)                              1,449,998
           406,612              Sierra Timeshare 2012-3 Receivables
                                Funding LLC, 1.87%, 8/20/29 (144A)                                406,251
         4,400,000              Spirit Master Funding LLC, 4.6291%,
                                1/20/45 (144A)                                                  4,318,026
                                                                                          ---------------
                                                                                          $     7,986,131
---------------------------------------------------------------------------------------------------------
                                Specialized Finance -- 0.2%
         6,591,563              Domino's Pizza Master Issuer LLC, 3.484%,
                                10/25/45 (144A)                                           $     6,594,423
         1,484,144              Domino's Pizza Master Issuer LLC, 5.216%,
                                1/27/42 (144A)                                                  1,503,486
         1,498,950              JG Wentworth XXII LLC, 3.82%, 12/15/48 (144A)                   1,508,137
                                                                                          ---------------
                                                                                          $     9,606,046
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                Asset Management & Custody Banks -- 0.1%
         1,200,000              Engs Commercial Finance Trust 2015-1, 4.5%,
                                12/22/22 (144A)                                           $     1,192,101
         2,945,097              RMAT 2015-1 LLC, 4.09%, 7/27/20
                                (Step) (144A)                                                   2,961,686
                                                                                          ---------------
                                                                                          $     4,153,787
                                                                                          ---------------
                                Total Diversified Financials                              $    21,745,964
---------------------------------------------------------------------------------------------------------
                                TELECOMMUNICATION SERVICES -- 0.2%
                                Wireless Telecommunication Services -- 0.2%
         9,950,000       3.87   Small Business Administration Participation
                                Certificates, Floating Rate Note, 10/15/49 (144A)         $     9,861,456
                                                                                          ---------------
                                Total Telecommunication Services                          $     9,861,456
---------------------------------------------------------------------------------------------------------
                                TOTAL ASSET BACKED SECURITIES
                                (Cost $238,138,787)                                       $   237,014,070
---------------------------------------------------------------------------------------------------------
                                COLLATERALIZED MORTGAGE
                                OBLIGATIONS -- 12.5%
                                ENERGY -- 0.2%
                                Oil & Gas Exploration & Production -- 0.2%
         4,300,000       3.50   Sequoia Mortgage Trust, 2017-3 Series 2017-3
                                Class A19, Floating Rate Note (144A)                      $     4,224,078
         8,129,303       3.50   Shellpoint Co-Originator Trust 2016-1, Floating
                                Rate Note, 11/25/46 (144A)                                      8,170,746
                                                                                          ---------------
                                                                                          $    12,394,824
                                                                                          ---------------
                                Total Energy                                              $    12,394,824
---------------------------------------------------------------------------------------------------------
                                BANKS -- 11.5%
                                Diversified Banks -- 0.0%+
         2,115,798       5.45   Credit Suisse First Boston Mortgage Securities
                                Corp., Floating Rate Note, 6/25/33                        $     1,646,229
---------------------------------------------------------------------------------------------------------
                                Thrifts & Mortgage Finance -- 11.5%
         3,648,396       3.61   Agate Bay Mortgage Trust 2013-1, Floating
                                Rate Note, 7/25/43 (144A)                                 $     3,528,974
         7,729,815       3.50   Agate Bay Mortgage Trust 2015-1, Floating
                                Rate Note, 1/25/45 (144A)                                       7,781,149
         6,173,959       3.50   Agate Bay Mortgage Trust 2015-5, Floating
                                Rate Note, 7/25/45 (144A)                                       6,214,960
        10,121,036       4.00   Agate Bay Mortgage Trust, 2014-1
                                Series 2014-1 Class 1A11 Floating Rate
                                Note, 7/25/44 (144A)                                           10,413,595
         3,500,000              Bank of America Commercial Mortgage
                                Trust 2017-BNK3, 3.574%, 2/15/50                                3,581,960
        15,477,654              Bayview Commercial Asset Trust 2007-2,
                                7/27/37 (Step) (144A) (d)                                              15
         1,500,000       5.49   CCRESG Commercial Mortgage Trust 2016-HEAT,
                                Floating Rate Note, 4/10/29 (144A)                              1,469,536
         2,500,000       5.49   CCRESG Commercial Mortgage Trust 2016-HEAT,
                                Floating Rate Note, 4/12/29 (144A)                              2,371,662

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 25

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                Thrifts & Mortgage Finance -- (continued)
         2,600,000       4.01   CGWF Commercial Mortgage Trust 2013-RKWH
                                REMICS, Floating Rate Note, 11/15/30 (144A)               $     2,593,736
           467,473       3.75   Chase Mortgage Trust 2016-2, Floating
                                Rate Note, 2/25/44 (144A)                                         467,002
         6,622,836       3.75   Chase Mortgage Trust 2016-2, Floating
                                Rate Note, 2/25/44 (144A)                                       6,452,651
         1,290,545       2.78   CIM Trust 2015-4AG, Floating Rate Note,
                                11/25/57 (144A)                                                 1,282,069
         1,450,000              Citigroup Commercial Mortgage Trust
                                2016-SMPL, 4.509%, 9/10/31                                      1,407,847
         2,851,905       3.88   Citigroup Mortgage Loan Trust 2013-A, Floating
                                Rate Note, 5/25/42 (144A)                                       2,743,194
         4,000,000              Colony American Finance 2016-1, Ltd.,
                                5.972%, 6/15/48 (Step) (144A)                                   4,080,638
         2,656,354              COMM 2006-C8 Mortgage Trust,
                                5.377%, 12/10/46                                                2,664,987
         1,900,000              COMM 2012-CCRE2 Mortgage Trust REMICS,
                                3.791%, 8/17/45                                                 1,982,056
         4,047,000              COMM 2012-CCRE4 Mortgage Trust,
                                2.436%, 10/17/45                                                4,072,162
         3,421,622              COMM 2012-CCRE4 Mortgage Trust,
                                3.251%, 10/17/45                                                3,471,460
         2,531,000       5.17   COMM 2013-CCRE11 Mortgage Trust,
                                Floating Rate Note, 8/12/50 (144A)                              2,683,803
         8,000,000              COMM 2013-LC6 Mortgage Trust,
                                2.941%, 1/10/46                                                 8,097,210
         3,161,098       2.86   COMM 2014-FL4 Mortgage Trust, Floating
                                Rate Note, 7/15/31 (144A)                                       3,177,755
         5,100,000       3.96   COMM 2014-UBS6 Mortgage Trust REMICS,
                                Floating Rate Note, 12/10/47 (144A)                             4,225,808
         7,500,000       3.68   COMM 2015-CCRE23 Mortgage Trust, Floating
                                Rate Note, 5/12/48 (144A)                                       7,224,684
         1,000,000       4.55   COMM 2015-CCRE25 Mortgage Trust, Floating
                                Rate Note, 8/12/48                                              1,055,100
         7,000,000              COMM 2015-CCRE26 Mortgage Trust REMICS,
                                3.63%, 10/13/48                                                 7,180,310
         5,600,000              Commercial Mortgage Pass Through Certificates,
                                2.822%, 10/17/45                                                5,635,680
         5,150,000       3.58   CSAIL 2015-C4 Commercial Mortgage Trust
                                REMICS, Floating Rate Note, 11/15/48                            4,358,919
         3,000,000              CSAIL 2016-C6 Commercial Mortgage Trust,
                                3.0898%, 1/15/49                                                2,947,756
         2,600,000              CSAIL 2016-C7 Commercial Mortgage Trust,
                                3.502%, 11/15/49                                                2,623,895
         5,335,446       3.31   CSMC Trust 2013-6, Floating Rate
                                Note, 8/25/43 (144A)                                            5,147,304
         3,112,623       3.59   CSMC Trust 2013-7, Floating Rate
                                Note, 8/25/43 (144A)                                            2,936,834

The accompanying notes are an integral part of these financial statements.

26 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                Thrifts & Mortgage Finance -- (continued)
         4,481,956       3.50   CSMC Trust 2014-IVR3 REMICS, Floating
                                Rate Note, 7/25/44 (144A)                                 $     4,500,515
         4,463,309       3.75   CSMC Trust 2014-OAK1, Floating Rate
                                Note, 11/25/44 (144A)                                           4,210,162
         2,395,426       4.01   CSMC Trust 2014-WIN2, Floating Rate
                                Note, 10/25/44 (144A)                                           2,350,675
         2,969,022              CSMC Trust 2015-2, 3.5%, 2/25/45 (144A)                         2,994,306
         2,651,961       3.94   CSMC Trust 2015-2, Floating Rate
                                Note, 2/25/45 (144A)                                            2,601,661
         4,323,508       3.94   CSMC Trust 2015-3, Floating Rate
                                Note, 3/25/45 (144A)                                            3,886,185
         2,339,900       3.50   CSMC Trust 2015-WIN1, Floating Rate
                                Note, 12/25/44 (144A)                                           2,359,827
         5,047,511       3.91   CSMLT 2015-2 Trust, Floating Rate
                                Note, 8/25/45 (144A)                                            5,010,838
         2,675,046       3.91   CSMLT 2015-2 Trust, Floating Rate
                                Note, 8/25/45 (144A)                                            2,132,134
         9,812,473       3.50   CSMLT 2015-2 Trust, Floating Rate
                                Note, 8/28/45 (144A)                                            9,877,637
         5,200,000       4.30   EQTY 2014-INNS Mortgage Trust, Floating
                                Rate Note, 5/8/31 (144A)                                        5,169,284
         5,879,117       3.48   EverBank Mortgage Loan Trust REMICS,
                                Floating Rate Note, 4/25/43 (144A)                              5,922,162
         5,616,361       2.50   EverBank Mortgage Loan Trust, Floating
                                Rate Note, 4/25/43 (144A)                                       5,412,768
         8,700,000       3.50   Galton Funding Mortgage Trust, 2017-1
                                Series 2017-1 Class A21, 7/25/56 (144A)                         8,791,759
           261,333              Global Mortgage Securitization, Ltd., 5.25%,
                                11/25/32 (144A)                                                   117,364
         2,559,471              Global Mortgage Securitization, Ltd., 5.25%,
                                4/25/32 (144A)                                                  2,504,130
         1,113,474              Global Mortgage Securitization, Ltd., 5.25%,
                                4/25/32 (144A)                                                  1,075,409
         4,500,000              GS Mortgage Securities Corp. II, 3.682%,
                                2/10/46 (144A)                                                  4,572,643
         7,305,000       2.52   GS Mortgage Securities Trust 2014-GSFL,
                                Floating Rate Note, 7/15/31 (144A)                              7,234,572
         6,944,736       3.17   Irvine Core Office Trust 2013-IRV, Floating
                                Rate Note, 5/15/48 (144A)                                       7,065,022
         4,381,278              JP Morgan Chase Commercial Mortgage
                                Securities Trust 2011-C5, 4.1712%, 8/15/46                      4,658,352
         4,000,000       3.98   JP Morgan Chase Commercial Mortgage
                                Securities Trust 2012-C8, Floating Rate
                                Note, 10/17/45 (144A)                                           4,118,951
         7,442,503              JP Morgan Chase Commercial Mortgage
                                Securities Trust 2013-C16, 3.07%, 12/17/46                      7,567,157

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 27

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                Thrifts & Mortgage Finance -- (continued)
         4,800,000       2.26   JP Morgan Chase Commercial Mortgage
                                Securities Trust 2014-FL5, Floating Rate
                                Note, 7/15/31 (144A)                                      $     4,817,263
         5,813,766       3.00   JP Morgan Mortgage Trust 2013-1, Floating
                                Rate Note, 3/25/43 (144A)                                       5,618,120
         3,899,608       3.50   JP Morgan Mortgage Trust 2013-2, Floating
                                Rate Note, 5/25/43 (144A)                                       3,932,817
         2,910,948       3.66   JP Morgan Mortgage Trust 2013-2, Floating
                                Rate Note, 5/26/43 (144A)                                       2,823,880
         1,367,341       3.42   JP Morgan Mortgage Trust 2013-3 REMICS,
                                Floating Rate Note, 7/25/43 (144A)                              1,330,277
         3,653,624       3.75   JP Morgan Mortgage Trust 2014-1 REMICS,
                                Floating Rate Note, 1/25/44 (144A)                              3,477,102
         3,051,002       3.50   JP Morgan Mortgage Trust 2014-1 REMICS,
                                Floating Rate Note, 1/25/44 (144A)                              3,071,279
         1,275,298       3.92   JP Morgan Mortgage Trust 2014-1 REMICS,
                                Floating Rate Note, 1/25/44 (144A)                              1,312,161
         3,803,666       3.09   JP Morgan Mortgage Trust 2014-IVR3 REMICS,
                                Floating Rate Note, 9/25/44 (144A)                              3,485,963
         3,111,082       3.07   JP Morgan Mortgage Trust 2014-IVR3,
                                Floating Rate Note, 9/26/44 (144A)                              3,105,956
         4,188,229       4.07   JP Morgan Mortgage Trust 2014-OAK4,
                                Floating Rate Note, 9/25/44 (144A)                              4,247,286
         2,122,583       3.50   JP Morgan Mortgage Trust 2015-4, Floating
                                Rate Note, 6/26/45 (144A)                                       2,140,659
        14,740,550       3.00   JP Morgan Mortgage Trust 2015-4, Floating
                                Rate Note, 6/26/45 (144A)                                      14,594,692
         8,221,692              JP Morgan Mortgage Trust 2016-1, 3.5%,
                                5/25/46 (144A)                                                  8,235,184
         2,408,832       2.69   JP Morgan Mortgage Trust 2016-2 REMICS,
                                Floating Rate Note, 6/25/46 (144A)                              2,149,289
         1,826,165              JP Morgan Mortgage Trust 2016-2,
                                2.690842%, 6/25/46 (144A)                                       1,813,872
         2,961,072       2.69   JP Morgan Mortgage Trust 2016-2, Floating
                                Rate Note, 6/25/46 (144A)                                       2,785,476
         2,038,599       2.69   JP Morgan Mortgage Trust 2016-2, Floating
                                Rate Note, 6/25/46 (144A)                                       1,895,895
        12,405,769       3.50   JP Morgan Mortgage Trust 2016-3, Floating
                                Rate Note, 10/25/46 (144A)                                     12,511,416
         5,429,636       3.38   JP Morgan Mortgage Trust 2016-3, Floating
                                Rate Note, 10/25/46 (144A)                                      5,397,667
        12,578,735       3.50   JP Morgan Mortgage Trust 2016-4, Floating
                                Rate Note, 10/25/46 (144A)                                     12,523,587
        10,522,393       3.50   JP Morgan Mortgage Trust 2017-1, Floating
                                Rate Note, 1/25/47 (144A)                                      10,487,048
         7,479,665       3.50   JP Morgan Mortgage Trust 2017-1, Floating
                                Rate Note, 1/25/47 (144A)                                       7,543,362

The accompanying notes are an integral part of these financial statements.

28 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                Thrifts & Mortgage Finance -- (continued)
         1,845,000       3.50   JP Morgan Mortgage Trust 2017-1, Floating
                                Rate Note, 1/25/47 (144A)                                 $     1,843,070
         2,347,816       3.01   Jp Morgan Mortgage Trust, 2014-5 Series
                                2014-5 Class B3, Floating Rate Note,
                                10/25/29 (144A)                                                 2,124,246
         6,601,867       2.60   JP Morgan Mortgage Trust, Floating Rate
                                Note, 12/25/46 (144A)                                           6,580,762
         8,219,080       2.60   JP Morgan Mortgage Trust, Floating Rate
                                Note, 12/25/46 (144A)                                           8,093,860
         4,227,736       2.62   JP Morgan Trust 2015-1 REMICS, Floating
                                Rate Note, 12/25/44 (144A)                                      4,136,280
         7,313,714       2.62   JP Morgan Trust 2015-1 REMICS, Floating
                                Rate Note, 12/27/44 (144A)                                      6,929,527
         2,078,268       2.87   JP Morgan Trust 2015-5, Floating Rate
                                Note, 5/25/45 (144A)                                            1,962,808
         7,918,147       3.50   JP Morgan Trust 2015-6, Floating Rate
                                Note, 10/25/45 (144A)                                           7,918,769
         2,800,000              JPMBB Commercial Mortgage Securities
                                Trust 2014-C22 REMICS, 3.8012%, 9/15/47                         2,902,934
         8,000,000              JPMBB Commercial Mortgage Securities
                                Trust 2015-C30, 3.8218%, 7/15/48                                8,313,286
         2,770,000       3.24   JPMCC Re-REMIC Trust 2014-FRR1, Floating
                                Rate Note, 4/27/44 (144A)                                       2,732,937
         2,700,000              JPMDB Commercial Mortgage Securities
                                Trust 2016-C4, 3.1413%, 12/15/49                                2,667,237
         1,931,427              La Hipotecaria El Salvadorian Mortgage
                                Trust 2016-1, 3.3575%, 1/15/46 (144A)                           1,932,181
         1,039,219       2.25   La Hipotecaria Panamanian Mortgage
                                Trust 2010-1, Floating Rate Note, 9/8/39 (144A)                 1,072,994
           600,457       5.53   LB-UBS Commercial Mortgage Trust 2007-C1,
                                Floating Rate Note, 2/15/40                                       599,851
           257,500       1.20   Lehman Brothers Small Balance Commercial
                                Mortgage Trust 2006-1, Floating Rate Note,
                                4/25/31 (144A)                                                    247,769
         8,410,000       3.23   LSTAR Commercial Mortgage Trust 2015-3,
                                Floating Rate Note, 4/20/48 (144A)                              8,328,674
         3,337,000       4.83   Morgan Stanley Bank of America Merrill Lynch
                                Trust 2014-C14, Floating Rate Note, 2/15/47                     3,454,941
         2,300,000              Morgan Stanley Capital I Trust 2014-150E
                                REMICS, 4.012%, 9/10/32 (144A)                                  2,402,739
         3,000,000       3.11   Morgan Stanley Capital I Trust 2015-XLF1,
                                Floating Rate Note, 8/14/31 (144A)                              3,004,314
         1,000,000       3.00   Morgan Stanley Capital I Trust 2016-BNK2,
                                Floating Rate Note, 11/15/49 (144A)                               789,348
         4,100,000              Morgan Stanley Capital I Trust 2016-UBS9,
                                3.0%, 3/15/49 (144A)                                            3,153,244
         5,339,372       2.97   Morgan Stanley Residential Mortgage Loan
                                Trust 2014-1, Floating Rate Note, 6/25/44 (144A)                5,240,354

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 29

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                Thrifts & Mortgage Finance -- (continued)
         1,749,658       2.97   Morgan Stanley Residential Mortgage Loan
                                Trust 2014-1, Floating Rate Note,
                                6/25/44 (144A)                                            $     1,702,148
         2,916,096       2.97   Morgan Stanley Residential Mortgage Loan
                                Trust 2014-1, Floating Rate Note,
                                6/25/44 (144A)                                                  2,810,520
         4,546,527       3.31   NRP Mortgage Trust 2013-1, Floating Rate
                                Note, 7/25/43 (144A)                                            3,833,686
         2,852,096       3.50   Oaks Mortgage Trust Series 2015-2, Floating
                                Rate Note, 10/25/45 (144A)                                      2,871,037
         1,599,517       3.89   Oaks Mortgage Trust Series 2015-2, Floating
                                Rate Note, 10/25/45 (144A)                                      1,483,536
           120,409              RALI Series 2003-QS14 Trust, 5.0%, 7/25/18                        120,604
         3,899,975       2.26   RESI Finance LP, Floating Rate Note,
                                9/10/35 (144A)                                                  3,663,646
         2,652,679       3.90   Sequoia Mortgage Trust 2012-5, Floating
                                Rate Note, 11/25/42                                             2,628,824
         6,464,545       2.50   Sequoia Mortgage Trust 2012-6, Floating
                                Rate Note, 12/26/42                                             6,136,877
         4,843,198       3.65   Sequoia Mortgage Trust 2013-1, Floating
                                Rate Note, 2/25/43                                              4,790,718
         3,083,303       3.67   Sequoia Mortgage Trust 2013-11 REMICS,
                                Floating Rate Note, 9/25/43 (144A)                              3,020,115
         4,632,516       1.87   Sequoia Mortgage Trust 2013-2, Floating
                                Rate Note, 2/25/43                                              4,416,455
         5,524,434       3.52   Sequoia Mortgage Trust 2013-3, Floating
                                Rate Note, 3/25/43                                              5,449,596
         1,956,174       2.33   Sequoia Mortgage Trust 2013-4 REMICS,
                                Floating Rate Note, 4/27/43                                     1,869,613
         6,556,338       2.50   Sequoia Mortgage Trust 2013-4, Floating
                                Rate Note, 4/27/43                                              6,312,114
         5,220,257       2.50   Sequoia Mortgage Trust 2013-5 REMICS,
                                Floating Rate Note, 5/25/43 (144A)                              5,003,493
         4,870,029       3.51   Sequoia Mortgage Trust 2013-5, Floating
                                Rate Note, 5/25/43 (144A)                                       4,822,359
        12,706,680       2.50   Sequoia Mortgage Trust 2013-6, Floating
                                Rate Note, 5/26/43                                             12,162,199
         4,577,883       3.00   Sequoia Mortgage Trust 2013-7, Floating
                                Rate Note, 6/25/43                                              4,492,048
         1,752,431       2.25   Sequoia Mortgage Trust 2013-8, Floating
                                Rate Note, 6/25/43                                              1,678,911
         5,562,145       3.00   Sequoia Mortgage Trust 2013-8, Floating
                                Rate Note, 6/25/43                                              5,465,313
         2,156,126              Sequoia Mortgage Trust 2013-9, 3.5%,
                                7/27/43 (144A)                                                  2,143,493
         3,896,258              Sequoia Mortgage Trust 2013-9, 3.5%,
                                7/27/43 (144A)                                                  3,862,747

The accompanying notes are an integral part of these financial statements.

30 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                Thrifts & Mortgage Finance -- (continued)
         4,937,452              Sequoia Mortgage Trust 2013-9, 3.5%,
                                7/27/43 (144A)                                            $     4,834,580
         3,814,868       3.50   Sequoia Mortgage Trust 2015-2, Floating
                                Rate Note, 5/25/45 (144A)                                       3,840,202
         3,164,091       3.75   Sequoia Mortgage Trust 2015-2, Floating
                                Rate Note, 5/25/45 (144A)                                       2,948,889
        10,243,693       3.50   Sequoia Mortgage Trust 2015-3, Floating
                                Rate Note, 7/25/45 (144A)                                      10,311,721
           479,425       3.72   Sequoia Mortgage Trust 2015-3, Floating
                                Rate Note, 7/25/45 (144A)                                         446,153
         7,486,683       3.50   Sequoia Mortgage Trust 2017-1, Floating
                                Rate Note, 2/25/47 (144A)                                       7,545,471
         3,992,128       3.50   Sequoia Mortgage Trust 2017-2, Floating
                                Rate Note, 3/25/47 (144A)                                       4,018,640
         5,888,389       3.50   Sequoia Mortgage Trust 2017-2, Floating
                                Rate Note, 3/25/47 (144A)                                       5,861,249
         3,500,000       3.85   Sequoia Mortgage Trust, 2017-3 Series 2017-3
                                Class B1, Floating Rate Note, 4/25/47 (144A)                    3,414,141
         1,251,431       3.00   Sequoia Mortgage Trust, Floating Rate
                                Note, 9/25/42                                                   1,231,096
         4,419,024              SGR Residential Mortgage Trust 2016-1,
                                3.75%, 11/25/46 (144A)                                          4,450,227
         7,207,642       3.75   Shellpoint Asset Funding Trust 2013-1,
                                Floating Rate Note, 7/25/43 (144A)                              7,293,457
         3,136,787       3.84   Shellpoint Co-Originator Trust 2015-1,
                                Floating Rate Note, 8/25/45 (144A)                              3,004,540
        10,400,000       3.50   Shellpoint Co-Originator Trust, 2017-1
                                Series 2017-1 Class A19, Floating Rate
                                Note, 4/25/44 (144A)                                           10,273,250
         5,750,000       3.25   Towd Point Mortgage Trust 2015-1 REMICS,
                                Floating Rate Note, 10/25/53 (144A)                             5,499,665
         2,175,000       3.50   Towd Point Mortgage Trust 2016-1 REMICS,
                                Floating Rate Note, 2/25/55 (144A)                              2,072,315
         3,100,000       4.00   Towd Point Mortgage Trust 2016-3, Floating
                                Rate Note, 8/25/55 (144A)                                       3,044,954
         1,900,000       3.00   Towd Point Mortgage Trust 2016-4, Floating
                                Rate Note, 7/25/56 (144A)                                       1,861,466
         2,000,000       4.25   Towd Point Mortgage Trust, 2015-1 Series
                                2015-1 Class A4, Floating Rate Note,
                                10/25/53 (144A)                                                 2,036,579
         2,274,000       5.88   Velocity Commercial Capital Loan Trust
                                2015-1, Floating Rate Note, 6/25/45 (144A)                      2,373,488
         2,100,000       5.88   Wachovia Bank Commercial Mortgage Trust
                                Series 2006-C25, Floating Rate Note, 5/15/43                    2,094,641
         4,225,000              Wells Fargo Commercial Mortgage Trust
                                2010-C1, 4.0%, 11/18/43 (144A)                                  3,535,064
         3,525,000              Wells Fargo Commercial Mortgage Trust
                                2014-LC16 REMICS, 2.819%, 8/15/50                               3,581,005

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 31

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                Thrifts & Mortgage Finance -- (continued)
         7,000,000              Wells Fargo Commercial Mortgage Trust
                                2014-LC16 REMICS, 3.477%, 8/15/50                         $     7,279,465
         2,564,727              WFRBS Commercial Mortgage Trust 2011-C3,
                                3.998%, 3/15/44 (144A)                                          2,628,072
           753,641       3.50   WinWater Mortgage Loan Trust 2014-1,
                                Floating Rate Note, 6/20/44 (144A)                                758,175
         6,279,393       3.93   WinWater Mortgage Loan Trust 2014-1,
                                Floating Rate Note, 6/20/44 (144A)                              6,315,653
         2,728,746       3.93   WinWater Mortgage Loan Trust 2014-1,
                                Floating Rate Note, 6/20/44 (144A)                              2,708,438
         3,684,575       4.12   WinWater Mortgage Loan Trust 2014-2,
                                Floating Rate Note, 9/20/44 (144A)                              3,605,929
         4,800,595       4.12   WinWater Mortgage Loan Trust 2014-2,
                                Floating Rate Note, 9/20/44 (144A)                              4,583,553
         3,795,327       3.98   WinWater Mortgage Loan Trust 2014-3,
                                Floating Rate Note, 11/20/44 (144A)                             3,646,773
        11,753,709       3.50   WinWater Mortgage Loan Trust 2015-4,
                                Floating Rate Note, 6/20/45 (144A)                             11,840,581
         3,160,418       3.77   WinWater Mortgage Loan Trust 2015-4,
                                Floating Rate Note, 6/20/45 (144A)                              2,979,737
         5,424,981       3.80   WinWater Mortgage Loan Trust 2015-5,
                                Floating Rate Note, 8/20/45 (144A)                              5,112,925
         1,916,125       3.82   WinWater Mortgage Loan Trust 2015-A REMICS,
                                Floating Rate Note, 6/20/45 (144A)                              1,826,429
         4,463,843       3.87   WinWater Mortgage Loan Trust 2016-1,
                                Floating Rate Note, 1/20/46 (144A)                              4,430,735
         4,290,948       3.50   WinWater Mortgage Loan Trust 2016-1,
                                Floating Rate Note, 1/22/46 (144A)                              4,324,808
                                                                                          ---------------
                                                                                          $   682,094,718
                                                                                          ---------------
                                Total Banks                                               $   683,740,947
---------------------------------------------------------------------------------------------------------
                                DIVERSIFIED FINANCIALS -- 0.1%
                                Other Diversified Financial Services -- 0.1%
         2,478,167       5.46   Citigroup Mortgage Loan Trust 2014-A,
                                Floating Rate Note, 1/25/35 (144A)                        $     2,466,829
           666,438       5.13   JP Morgan Chase Commercial Mortgage
                                Securities Trust 2005-LDP4, Floating Rate
                                Note, 10/15/42                                                    664,475
                                                                                          ---------------
                                                                                          $     3,131,304
                                                                                          ---------------
                                Total Diversified Financials                              $     3,131,304
---------------------------------------------------------------------------------------------------------
                                GOVERNMENT -- 0.7%
         1,715,367              Federal National Mortgage Association REMICS,
                                4.5%, 6/25/29                                             $     1,820,639
         4,150,324              Freddie Mac Whole Loan Securities Trust
                                2015-SC01, 3.5%, 5/25/45                                        4,157,197

The accompanying notes are an integral part of these financial statements.

32 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                Government -- (continued)
         4,160,000       5.20   FREMF Mortgage Trust 2010-K9 REMICS,
                                Floating Rate Note, 9/25/45 (144A)                        $     4,491,611
         5,450,000       4.88   FREMF Mortgage Trust 2011-K703, Floating
                                Rate Note, 7/25/44 (144A)                                       5,602,953
         5,000,000       3.74   FREMF Mortgage Trust 2012-K709, Floating
                                Rate Note, 4/25/45 (144A)                                       5,122,830
         3,661,000       3.82   FREMF Mortgage Trust Class B, Floating
                                Rate Note, 6/25/47 (144A)                                       3,750,586
         4,465,681              Government National Mortgage Association,
                                3.0%, 4/20/41                                                   4,569,305
         5,383,047              Government National Mortgage Association,
                                4.5%, 9/20/39                                                   5,772,519
         9,494,821              Seasoned Credit Risk Transfer Trust Series
                                2016-1, 3.0%, 9/25/55                                           9,397,664
                                                                                          ---------------
                                                                                          $    44,685,304
                                                                                          ---------------
                                Total Government                                          $    44,685,304
---------------------------------------------------------------------------------------------------------
                                TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                (Cost $751,293,319)                                       $   743,952,379
---------------------------------------------------------------------------------------------------------
                                CORPORATE BONDS -- 38.9%
                                ENERGY -- 5.8%
                                Oil & Gas Drilling -- 0.3%
        22,677,000              Rowan Companies, Inc., 5.85%, 1/15/44                     $    17,461,290
---------------------------------------------------------------------------------------------------------
                                Integrated Oil & Gas -- 0.4%
         6,225,000              Petrobras Global Finance BV, 7.375%, 1/17/27              $     6,581,070
        16,555,000              Petroleos Mexicanos, 3.5%, 1/30/23                             15,775,260
MXN     14,965,000              Petroleos Mexicanos, 7.19%, 9/12/24 (144A)                        706,580
         3,055,000              YPF SA, 8.5%, 3/23/21 (144A)                                    3,347,333
                                                                                          ---------------
                                                                                          $    26,410,243
---------------------------------------------------------------------------------------------------------
                                Oil & Gas Exploration & Production -- 1.4%
         3,330,000              Antero Resources Corp., 5.0%, 3/1/25 (144A)               $     3,265,465
         5,785,000              Antero Resources Corp., 5.125%, 12/1/22                         5,860,928
         2,350,000              Antero Resources Corp., 5.625%, 6/1/23                          2,402,875
        10,579,000              Canadian Natural Resources, Ltd.,
                                6.25%, 3/15/38                                                 12,109,263
         4,536,000              Canadian Natural Resources, Ltd., 6.75%, 2/1/39                 5,297,209
         4,130,000              Carrizo Oil & Gas, Inc., 7.5%, 9/15/20                          4,279,712
         3,013,000              Cobalt International Energy, Inc., 10.75%,
                                12/1/21 (144A)                                                  2,847,285
         1,795,000       4.50   Continental Resources, Inc., Seies W,
                                Floating Rate Note, 4/15/23                                     1,746,750
         8,886,000              Denbury Resources, Inc., 4.625%, 7/15/23                        6,486,780
         2,300,000              Denbury Resources, Inc., 5.5%, 5/1/22                           1,794,000
         8,796,000              Hilcorp Energy I LP, 5.75%, 10/1/25 (144A)                      8,488,140
         1,075,000              MEG Energy Corp., 6.5%, 1/15/25 (144A)                          1,075,000

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 33

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                Oil & Gas Exploration & Production -- (continued)
         6,125,000              Newfield Exploration Co., 5.625%, 7/1/24                  $     6,454,219
         2,860,000              Noble Energy, Inc., 5.625%, 5/1/21                              2,946,538
         6,690,000              PDC Energy, Inc., 7.75%, 10/15/22                               7,041,225
         4,815,000              Sanchez Energy Corp., 6.125%, 1/15/23                           4,465,912
         1,025,000              Sanchez Energy Corp., 7.75%, 6/15/21                            1,012,188
         1,325,000              SM Energy Co., 6.5%, 1/1/23                                     1,344,875
         2,135,000              SM Energy Co., 6.125%, 11/15/22                                 2,151,012
                                                                                          ---------------
                                                                                          $    81,069,376
---------------------------------------------------------------------------------------------------------
                                Oil & Gas Refining & Marketing -- 0.4%
         7,108,000              Calumet Specialty Products Partners LP,
                                6.5%, 4/15/21                                             $     6,015,145
        10,465,000              EnLink Midstream Partners LP, 4.4%, 4/1/24                     10,589,858
         9,480,000              Tesoro Corp., 5.375%, 10/1/22                                   9,811,800
                                                                                          ---------------
                                                                                          $    26,416,803
---------------------------------------------------------------------------------------------------------
                                Oil & Gas Storage & Transportation -- 3.3%
        19,158,000              Boardwalk Pipelines LP, 4.95%, 12/15/24                   $    20,175,405
         2,000,000              Boardwalk Pipelines LP, 5.95%, 6/1/26                           2,214,740
         5,500,000              Crestwood Midstream Partners LP, 6.25%, 4/1/23                  5,706,250
         4,290,000              DCP Midstream Operating LP, 9.75%,
                                3/15/19 (144A)                                                  4,815,525
        13,820,000              Enbridge Energy Partners LP, 7.375%, 10/15/45                  16,853,227
         1,075,000              Energy Transfer Equity LP, 5.5%, 6/1/27                         1,123,375
         5,845,000              Energy Transfer Equity LP, 5.875%, 1/15/24                      6,210,312
         3,683,000       4.59   Enterprise Products Operating LLC, Floating
                                Rate Note, 8/1/66                                               3,673,792
        19,498,000              Kinder Morgan, Inc., Delaware, 5.05%, 2/15/46                  18,927,099
         8,785,000              Kinder Morgan, Inc., Delaware, 5.55%, 6/1/45                    8,976,056
        17,410,000              MPLX LP, 4.875%, 12/1/24                                       18,314,223
         9,425,000              ONEOK, Inc., 6.875%, 9/30/28                                   10,226,125
         4,010,000              ONEOK, Inc., 7.5%, 9/1/23                                       4,682,317
        17,750,000              Plains All American Pipeline LP, 4.65%, 10/15/25               18,284,222
         7,260,000              Sabine Pass Liquefaction LLC, 5.0%,
                                3/15/27 (144A)                                                  7,589,147
         3,445,000              Sabine Pass Liquefaction LLC, 5.625%, 2/1/21                    3,711,850
         3,400,000              Sabine Pass Liquefaction LLC, 5.625%, 3/1/25                    3,686,090
         2,140,000              Spectra Energy Capital LLC, 6.75%, 7/15/18                      2,260,101
         3,715,000              Sunoco Logistics Partners Operations LP,
                                6.1%, 2/15/42                                                   3,861,642
         9,220,000              Targa Resources Partners LP, 4.125%, 11/15/19                   9,369,825
         8,175,000              The Williams Companies, Inc., 7.5%, 1/15/31                     9,523,875
         8,880,000              The Williams Companies, Inc., 7.75%, 6/15/31                   10,434,000
         5,660,000              Williams Partners LP, 5.1%, 9/15/45                             5,612,575
                                                                                          ---------------
                                                                                           $  196,231,773
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                Coal & Consumable Fuels -- 0.0%+
         1,860,000              Alpha Natural Resources, Inc., 6.25%, 6/1/21 (e)          $        20,460
                                                                                          ---------------
                                Total Energy                                              $   347,609,945
---------------------------------------------------------------------------------------------------------
                                MATERIALS -- 1.9%
                                Commodity Chemicals -- 0.1%
         4,005,000              NOVA Chemicals Corp., 5.0%, 5/1/25 (144A)                 $     4,075,088
---------------------------------------------------------------------------------------------------------
                                Diversified Chemicals -- 0.1%
         6,600,000              CF Industries, Inc., 3.45%, 6/1/23                        $     6,237,000
---------------------------------------------------------------------------------------------------------
                                Fertilizers & Agricultural Chemicals -- 0.4%
        22,250,000              Agrium, Inc., 5.25%, 1/15/45                              $    24,137,846
---------------------------------------------------------------------------------------------------------
                                Construction Materials -- 0.0%+
         1,790,000              Cemex SAB de CV, 7.75%, 4/16/26 (144A)                    $     2,014,126
---------------------------------------------------------------------------------------------------------
                                Metal & Glass Containers -- 0.1%
EUR      2,155,000              Ardagh Packaging Finance Plc, 6.75%,
                                5/15/24 (144A)                                            $     2,515,374
---------------------------------------------------------------------------------------------------------
                                Paper Packaging -- 0.2%
        10,035,000               International Paper Co., 6.0%, 11/15/41                  $    11,617,319
---------------------------------------------------------------------------------------------------------
                                Aluminum -- 0.1%
         7,325,000              Rusal Capital DAC, 5.125%, 2/2/22 (144A)                  $     7,365,551
---------------------------------------------------------------------------------------------------------
                                Diversified Metals & Mining -- 0.5%
         6,230,000              Ausdrill Finance Pty, Ltd., 6.875%,
                                11/1/19 (144A)                                            $     6,416,900
         7,420,000              Freeport-McMoRan, Inc., 3.875%, 3/15/23                         6,823,580
         1,338,000       7.25   Rain CII Carbon LLC/CII, Floating Rate
                                Note, 4/1/25 (144A)                                             1,324,620
         5,850,000              Vedanta Resources Plc, 6.0%, 1/31/19 (144A)                     6,018,188
         1,775,000              Vedanta Resources Plc, 6.375%, 7/30/22 (144A)                   1,783,875
         2,000,000              Vedanta Resources Plc, 7.125%, 5/31/23                          2,050,000
         4,040,000              Vedanta Resources Plc, 9.5%, 7/18/18 (144A)                     4,322,691
                                                                                          ---------------
                                                                                          $    28,739,854
---------------------------------------------------------------------------------------------------------
                                Precious Metals & Minerals -- 0.1%
         6,550,000              Fresnillo Plc, 5.5%, 11/13/23 (144A)                      $     7,074,000
---------------------------------------------------------------------------------------------------------
                                Steel -- 0.1%
         7,000,000              Samarco Mineracao SA, 4.125%,
                                11/1/22 (144A) (e)                                        $     4,532,500
         3,000,000              Samarco Mineracao SA, 5.75%,
                                10/24/23 (144A) (e)                                             1,965,000
                                                                                          ---------------
                                                                                          $     6,497,500
---------------------------------------------------------------------------------------------------------
                                Forest Products -- 0.1%
         8,120,000              Eldorado Intl. Finance GmbH, 8.625%,
                                6/16/21 (144A)                                            $     6,861,400
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 35

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                Paper Products -- 0.1%
         1,035,000              Resolute Forest Products, Inc., 5.875%, 5/15/23           $       944,438
EUR      3,150,000              Sappi Papier Holding GmbH, 4.0%,
                                4/1/23 (144A)                                                   3,517,888
                                                                                          ---------------
                                                                                          $     4,462,326
                                                                                          ---------------
                                Total Materials                                           $   111,597,384
---------------------------------------------------------------------------------------------------------
                                CAPITAL GOODS -- 1.4%
                                Aerospace & Defense -- 0.4%
         5,025,000              Embraer Netherlands Finance BV, 5.4%, 2/1/27              $     5,183,187
        15,170,000              Rockwell Collins, 3.2%, Inc., 3/15/24                          15,152,676
EUR      1,850,000              TA MFG., Ltd., 3.625%, 4/15/23                                  2,001,442
                                                                                          ---------------
                                                                                          $    22,337,305
---------------------------------------------------------------------------------------------------------
                                Building Products -- 0.8%
         5,850,000              Elementia SAB de CV, 5.5%, 1/15/25 (144A)                 $     5,855,850
        18,280,000              Masco Corp., 4.375%, 4/1/26                                    18,996,759
         9,445,000              Owens Corning, 3.4%, 8/15/26                                    9,146,651
         5,975,000              Owens Corning, 4.2%, 12/1/24                                    6,155,857
         9,250,000              Standard Industries, Inc., 5.375%,
                                11/15/24 (144A)                                                 9,371,360
                                                                                          ---------------
                                                                                          $    49,526,477
---------------------------------------------------------------------------------------------------------
                                Construction & Farm Machinery & Heavy
                                Trucks -- 0.1%
         1,059,000              Commercial Vehicle Group, Inc., 7.875%, 4/15/19           $     1,059,000
         1,900,000              Meritor, Inc., 6.25%, 2/15/24                                   1,947,500
                                                                                          ---------------
                                                                                          $     3,006,500
---------------------------------------------------------------------------------------------------------
                                Industrial Machinery -- 0.0%+
         1,080,000              Cleaver-Brooks, Inc., 8.75%, 12/15/19 (144A)              $     1,112,400
---------------------------------------------------------------------------------------------------------
                                Trading Companies & Distributors -- 0.1%
         6,865,000              GATX Corp., 6.0%, 2/15/18                                 $     7,105,893
                                                                                          ---------------
                                Total Capital Goods                                       $    83,088,575
---------------------------------------------------------------------------------------------------------
                                COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                                Research & Consulting Services -- 0.2%
         9,412,000              Verisk Analytics, Inc., 5.5%, 6/15/45                     $    10,221,159
                                                                                          ---------------
                                Total Commercial Services & Supplies                      $    10,221,159
---------------------------------------------------------------------------------------------------------
                                TRANSPORTATION -- 0.7%
                                Airlines -- 0.4%
            42,313              Continental Airlines 1999-1 Class B Pass
                                Through Trust, 6.795%, 8/2/18                             $        43,583
           200,000              Continental Airlines 2012-3 Class C Pass
                                Through Trust, 6.125%, 4/29/18                                    207,780
         1,384,989              Delta Air Lines 2010-2 Class A Pass Through
                                Trust, 4.95%, 5/23/19                                           1,445,582

The accompanying notes are an integral part of these financial statements.

36 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                Airlines -- (continued)
         3,400,000              Delta Air Lines, Inc., 2.875%, 3/13/20                    $     3,427,525
         5,422,419              Guanay Finance, Ltd., 6.0%, 12/15/20 (144A)                     5,564,757
        15,389,946              Latam Airlines 2015-1 Pass Through Trust A,
                                4.2%, 8/15/29                                                  15,255,284
                                                                                          ---------------
                                                                                          $    25,944,511
---------------------------------------------------------------------------------------------------------
                                Marine -- 0.2%
         2,350,000              Far East Capital, Ltd., SA, 8.0%, 5/2/18 (e)              $     1,527,500
         8,840,000              Pelabuhan Indonesia II PT, 4.25%, 5/5/25 (144A)                 8,799,690
                                                                                          ---------------
                                                                                          $    10,327,190
---------------------------------------------------------------------------------------------------------
                                Trucking -- 0.0%+
         3,440,298              Inversiones Alsacia SA, 8.0%, 12/31/18
                                (144A) (e)                                                $       172,015
---------------------------------------------------------------------------------------------------------
                                Highways & Railtracks -- 0.1%
MXN     87,500,000              Red de Carreteras de Occidente SAPIB de CV,
                                9.0%, 6/10/28 (144A)                                      $     4,397,576
                                                                                          ---------------
                                Total Transportation                                      $    40,841,292
---------------------------------------------------------------------------------------------------------
                                AUTOMOBILES & COMPONENTS -- 0.6%
                                Automobile Manufacturers -- 0.6%
        15,325,000              Ford Motor Co., 4.346%, 12/8/26                           $    15,627,255
        15,110,000              General Motors Co., 6.6%, 4/1/36                               17,372,239
                                                                                          ---------------
                                                                                          $    32,999,494
                                                                                          ---------------
                                Total Automobiles & Components                            $    32,999,494
---------------------------------------------------------------------------------------------------------
                                CONSUMER DURABLES & APPAREL -- 0.4%
                                Homebuilding -- 0.3%
         5,230,000              CalAtlantic Group, Inc., 5.375%, 10/1/22                  $     5,465,350
         5,985,000              KB Home, 7.625%, 5/15/23                                        6,478,762
         1,500,000              KB Home, Inc., 8.0%, 3/15/20                                    1,665,000
         2,685,000              Meritage Homes Corp., 7.0%, 4/1/22                              3,007,200
         3,270,000              Toll Brothers Finance Corp., 4.875%, 11/15/25                   3,294,525
                                                                                          ---------------
                                                                                          $    19,910,837
---------------------------------------------------------------------------------------------------------
                                Housewares & Specialties -- 0.1%
         5,274,000              Controladora Mabe SA de CV, 7.875%,
                                10/28/19 (144A)                                           $     5,767,752
                                                                                          ---------------
                                Total Consumer Durables & Apparel                         $    25,678,589
---------------------------------------------------------------------------------------------------------
                                CONSUMER SERVICES -- 0.4%
                                Casinos & Gaming -- 0.3%
         6,426,000              International Game Technology Plc, 6.5%,
                                2/15/25 (144A)                                            $     6,843,690
            30,513              Mashantucket Western Pequot Tribe, 6.5%,
                                7/1/36 (1.0% cash, 5.50% PIK) (PIK) (e)                               372

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 37

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                Casinos & Gaming -- (continued)
        11,720,000              Scientific Games International, Inc.,
                                10.0%, 12/1/22                                            $    12,496,450
                                                                                          ---------------
                                                                                          $    19,340,512
---------------------------------------------------------------------------------------------------------
                                Leisure Facilities -- 0.1%
EUR      4,975,000              Cirsa Funding Luxembourg SA, 5.875%, 5/15/23              $     5,581,054
                                                                                          ---------------
                                Total Consumer Services                                   $    24,921,566
---------------------------------------------------------------------------------------------------------
                                MEDIA -- 0.7%
                                Cable & Satellite -- 0.7%
         6,225,000              Altice US Finance I Corp., 5.5%, 5/15/26 (144A)           $     6,396,188
        18,255,000              Charter Communications Operating LLC,
                                6.384%, 10/23/35                                               20,751,408
         1,345,000              CSC Holdings LLC, 5.5%, 4/15/27 (144A)                          1,366,856
         4,350,000              SFR Group SA, 6.0%, 5/15/22 (144A)                              4,507,688
         3,945,000              Sirius XM Radio, Inc., 5.375%, 7/15/26 (144A)                   4,033,762
         2,000,000              Time Warner Cable LLC, 6.55%, 5/1/37                            2,293,386
                                                                                          ---------------
                                                                                          $    39,349,288
                                                                                          ---------------
                                Total Media                                               $    39,349,288
---------------------------------------------------------------------------------------------------------
                                RETAILING -- 0.3%
                                Internet Retail -- 0.3%
         9,810,000              Expedia, Inc., 4.5%, 8/15/24                              $    10,268,863
         7,110,000              Expedia, Inc., 5.95%, 8/15/20                                   7,784,241
                                                                                          ---------------
                                                                                          $    18,053,104
                                                                                          ---------------
                                Total Retailing                                           $    18,053,104
---------------------------------------------------------------------------------------------------------
                                FOOD & STAPLES RETAILING -- 0.1%
                                Drug Retail -- 0.1%
         5,146,804              CVS Pass-Through Trust, 5.773%,
                                1/10/33 (144A)                                            $     5,771,991
           894,414              CVS Pass-Through Trust, 6.036%, 12/10/28                        1,005,384
                                                                                          ---------------
                                                                                          $     6,777,375
                                                                                          ---------------
                                Total Food & Staples Retailing                            $     6,777,375
---------------------------------------------------------------------------------------------------------
                                FOOD, BEVERAGE & TOBACCO -- 1.0%
                                Packaged Foods & Meats -- 0.9%
         5,885,000              CFG Investment SAC, 9.75%, 7/30/19 (144A) (e)             $     4,900,145
         6,440,000              Dole Food Co., Inc., 7.25%, 5/1/19 (144A)                       6,560,750
         4,600,000              JBS Investments GmbH, 7.75%, 10/28/20 (144A)                    4,818,500
         4,650,000              JBS USA LUX SA, 8.25%, 2/1/20 (144A)                            4,766,250
        12,750,000              Marfrig Holdings Europe BV, 6.875%,
                                6/24/19 (144A)                                                 13,100,625
           873,000              Marfrig Holdings Europe BV, 8.0%, 6/8/23 (144A)                   912,110
         4,700,000              MHP SA, 8.25%, 4/2/20 (144A)                                    4,731,969
         3,325,000              Minerva Luxembourg SA, 6.5%, 9/20/26 (144A)                     3,248,957

The accompanying notes are an integral part of these financial statements.

38 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                Packaged Foods & Meats -- (continued)
         9,120,000              Minerva Luxembourg SA, 7.75%, 1/31/23 (144A)              $     9,496,200
                                                                                          ---------------
                                                                                          $    52,535,506
---------------------------------------------------------------------------------------------------------
                                Tobacco -- 0.1%
         4,420,000              Alliance One International Inc., 8.5%, 4/15/21            $     4,530,500
         6,380,000              Alliance One International, Inc.,
                                9.875%, 7/15/21                                                 5,518,700
                                                                                          ---------------
                                                                                          $    10,049,200
                                                                                          ---------------
                                Total Food, Beverage & Tobacco                            $    62,584,706
---------------------------------------------------------------------------------------------------------
                                HEALTH CARE EQUIPMENT & SERVICES -- 1.2%
                                Health Care Services -- 0.2%
         2,500,000              MEDNAX, Inc., 5.25%, 12/1/23 (144A)                       $     2,550,000
         7,871,000              Universal Hospital Services, Inc.,
                                7.625%, 8/15/20                                                 7,831,645
                                                                                          ---------------
                                                                                          $    10,381,645
---------------------------------------------------------------------------------------------------------
                                Health Care Facilities -- 0.4%
         9,505,000              CHS, 6.875%, 2/1/22                                       $     8,174,300
         2,775,000              HCA, Inc., 5.875%, 5/1/23                                       2,997,000
         4,270,000              Kindred Healthcare Inc., 6.375%, 4/15/22                        3,981,775
         4,810,000              Kindred Healthcare, Inc., 8.0%, 1/15/20                         4,888,162
         4,215,000              RegionalCare Hospital Partners Holdings, Inc.,
                                8.25%, 5/1/23 (144A)                                            4,497,405
                                                                                          ---------------
                                                                                          $    24,538,642
---------------------------------------------------------------------------------------------------------
                                Managed Health Care -- 0.6%
         3,670,000              Centene Corp., 4.75%, 5/15/22                             $     3,770,925
         5,850,000              Centene Corp., 5.625%, 2/15/21                                  6,122,610
         3,905,000              Centene Corp., 6.125%, 2/15/24                                  4,192,994
         4,920,000              Humana, Inc., 3.95% 3/15/27                                     5,030,626
        14,730,000              Molina Healthcare, Inc., 5.375%, 11/15/22                      15,273,095
                                                                                          ---------------
                                                                                          $    34,390,250
                                                                                          ---------------
                                Total Health Care Equipment & Services                    $    69,310,537
---------------------------------------------------------------------------------------------------------
                                PHARMACEUTICALS, BIOTECHNOLOGY &
                                LIFE SCIENCES -- 1.1%
                                Biotechnology -- 0.3%
         4,600,000              AbbVie, Inc., 2.85%, 5/14/23                              $     4,513,051
        11,845,000              AbbVie, Inc., 3.2%, 5/14/26                                    11,386,326
                                                                                          ---------------
                                                                                          $    15,899,377
---------------------------------------------------------------------------------------------------------
                                Pharmaceuticals -- 0.8%
         7,759,000              Endo Finance LLC, 5.375%, 1/15/23 (144A)                  $     6,696,948
         1,975,000              Endo, Ltd., 6.0%, 2/1/25 (144A)                                 1,683,688
           660,000              Horizon Pharma, Inc., 6.625%, 5/1/23                              646,800
        15,515,000              Mylan NV, 3.95%, 6/15/26                                       15,186,454

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 39

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                Pharmaceuticals -- (continued)
         9,160,000              Perrigo Finance Unlimited Co., 3.9%, 12/15/24             $     9,128,325
         5,718,000              Perrigo Finance Unlimited Co., 4.375%, 3/15/26                  5,815,926
EUR      8,100,000              Valeant Pharmaceuticals International, Inc.,
                                4.5%, 5/15/23                                                   6,360,719
         4,905,000              Valeant Pharmaceuticals International, Inc.,
                                5.875%, 5/15/23 (144A)                                          3,807,506
                                                                                          ---------------
                                                                                          $    49,326,366
                                                                                          ---------------
                                Total Pharmaceuticals, Biotechnology &
                                Life Sciences                                             $    65,225,743
---------------------------------------------------------------------------------------------------------
                                BANKS -- 7.3%
                                Diversified Banks -- 6.9%
INR    575,360,000              Asian Development Bank, 6.2%, 10/6/26                     $     8,792,399
INR    458,660,000              Asian Development Bank, 6.45%, 8/8/21                           7,159,954
         8,110,000              Australia & New Zealand Banking Group, Ltd.,
                                4.5%, 3/19/24 (144A)                                            8,425,487
         6,400,000       7.38   Banco Continental SA via Continental Trustees
                                Cayman, Ltd., Floating Rate Note,
                                10/7/40 (144A)                                                  7,024,000
         8,210,000       6.88   Banco de Credito del Peru Panama, Floating
                                Rate Note, 9/16/26 (144A)                                       9,236,250
         2,915,000       3.80   Banco Nacional de Comercio Exterior SNC
                                Cayman Islands, Floating Rate Note,
                                8/11/26 (144A)                                                  2,856,700
         5,000,000              Banco Nacional de Costa Rica, 4.875%,
                                11/1/18 (144A)                                                  5,058,850
        14,685,000              Banque Ouest Africaine de Developpement,
                                5.5%, 5/6/21 (144A)                                            15,419,250
         8,700,000              Barclays Plc, 4.375%, 1/12/26                                   8,816,162
         2,500,000              BBVA Bancomer SA Texas, 4.375%,
                                4/10/24 (144A)                                                  2,558,750
        23,300,000              BBVA Bancomer SA Texas, 6.5%, 3/10/21 (144A)                   25,513,500
         2,270,000       5.35   BBVA Bancomer SA Texas, Floating Rate
                                Note, 11/12/29 (144A)                                           2,235,950
        15,300,000       7.62   BNP Paribas SA, Floating Rate Note
                                (Perpetual) (144A)                                             16,256,250
        11,400,000              BPCE SA, 4.875%, 4/1/26 (144A)                                 11,520,361
         3,900,000       5.90   Citigroup, Inc., Floating Rate Note (Perpetual)                 4,070,625
        16,421,000       6.25   Citigroup, Inc., Floating Rate Note (Perpetual)                17,714,154
         4,150,000              Cooperatieve Rabobank UA, 3.75%, 7/21/26                        4,047,458
        19,425,000       8.12   Credit Agricole SA, Floating Rate
                                Note, 12/31/49 (144A)                                          20,687,625
        15,275,000       7.88   Credit Agricole SA, Floating Rate
                                Note, 12/31/49 (144A)                                          15,530,856
        24,000,000              Credit Suisse Group Funding Guernsey, Ltd.,
                                3.8%, 9/15/22                                                  24,326,592
         7,300,000       6.88   HSBC Holdings Plc, Floating Rate Note (Perpetual)               7,774,500

The accompanying notes are an integral part of these financial statements.

40 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                Diversified Banks -- (continued)
        12,814,000       6.50   ING Groep NV, Floating Rate Note, 12/29/49                $    12,730,709
INR    208,750,000              Inter-American Development Bank, 6.0%, 9/5/17                   3,217,730
NZD     56,560,000              International Bank for Reconstruction &
                                Development, 3.5%, 1/22/21                                     40,243,265
NZD     11,030,000              International Bank for Reconstruction &
                                Development, 4.625%, 10/6/21                                    8,169,959
INR    291,650,000              International Bank for Reconstruction &
                                Development, 5.75%, 10/28/19                                    4,488,685
        18,539,000       7.70   Intesa Sanpaolo S.p.A., Floating Rate
                                Note (Perpetual) (144A)                                        17,704,745
         6,074,000              JPMorgan Chase & Co., 5.625%, 8/16/43                           6,917,867
         7,200,000              Lloyds Banking Group Plc, 4.65%, 3/24/26                        7,336,188
EUR      1,395,000       6.38   Lloyds Banking Group Plc, Floating Rate
                                Note (Perpetual)                                                1,562,331
        11,800,000              Macquarie Bank, Ltd., 4.875%, 6/10/25 (144A)                   12,320,651
        17,800,000              Nordea Bank AB, 4.25%, 9/21/22 (144A)                          18,529,213
         3,000,000       4.00   Oversea-Chinese Banking Corp, Ltd., Floating
                                Rate Note, 10/15/24 (144A)                                      3,080,465
        15,259,000       8.62   Royal Bank of Scotland Group Plc, Floating
                                Rate Note (Perpetual)                                          15,907,508
         2,858,000       8.00   Royal Bank of Scotland Group Plc, Floating
                                Rate Note (Perpetual)                                           2,843,396
        11,145,000       4.50   Scotiabank Peru SAA, Floating Rate
                                Note, 12/13/27 (144A)                                          11,437,556
        13,752,000              Standard Chartered Plc, 3.95%, 1/11/23 (144A)                  13,759,344
         6,345,000              Turkiye Is Bankasi, 5.375%, 10/6/21 (144A)                      6,265,814
                                                                                          ---------------
                                                                                          $   411,541,099
---------------------------------------------------------------------------------------------------------
                                Regional Banks -- 0.2%
         6,843,000              Banco Internacional del Peru SAA Panama,
                                5.75%, 10/7/20 (144A)                                     $     7,493,085
           660,000       5.57   Wachovia Capital Trust III, Floating
                                Rate Note (Perpetual)                                             660,396
                                                                                          ---------------
                                                                                          $     8,153,481
---------------------------------------------------------------------------------------------------------
                                Thrifts & Mortgage Finance -- 0.2%
        10,500,000              Alfa Bank AO Via Alfa Bond Issuance Plc,
                                7.5%, 9/26/19 (144A)                                      $    11,429,250
         2,200,000              Vnesheconombank Via VEB Finance Plc,
                                5.942%, 11/21/23 (144A)                                         2,353,142
                                                                                          ---------------
                                                                                          $    13,782,392
                                                                                          ---------------
                                Total Banks                                               $   433,476,972
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 41

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                DIVERSIFIED FINANCIALS -- 4.2%
                                Other Diversified Financial Services -- 0.8%
IDR 187,200,000,000             European Investment Bank, 7.2%,
                                7/9/19 (144A)                                             $    14,149,401
          6,250,000             Fixed Income Trust Series 2013-A, 10/15/97
                                (Step) (144A) (c)(d)                                            5,967,240
NZD      15,300,000             JPMorgan Chase & Co., 4.25%, 11/2/18                           10,885,165
          9,813,000      6.75   JPMorgan Chase & Co., Floating Rate
                                Note (Perpetual)                                               10,818,832
          5,351,000      0.00   Tiers Trust, Floating Rate
                                Note, 10/15/97 (144A) (c)                                       5,825,294
                                                                                          ---------------
                                                                                          $    47,645,932
---------------------------------------------------------------------------------------------------------
                                Multi-Sector Holdings -- 0.3%
          3,710,000             GrupoSura Finance SA, 5.7%, 5/18/21 (144A)                $     4,025,350
         11,820,000             IPIC GMTN, Ltd., 5.5%, 3/1/22 (144A)                           13,147,788
                                                                                          ---------------
                                                                                          $    17,173,138
---------------------------------------------------------------------------------------------------------
                                Specialized Finance -- 0.6%
          3,200,000             Aviation Capital Group Corp., 4.625%,
                                1/31/18 (144A)                                            $     3,269,258
          7,180,000             BM&FBovespa SA -- Bolsa de Valores
                                Mercadorias e Futuros, 5.5%, 7/16/20 (144A)                     7,521,050
         12,855,000             Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)                  14,143,328
          1,000,000             Fly Leasing, Ltd., 6.375%, 10/15/21                             1,027,500
          4,953,000             Fly Leasing, Ltd., 6.75%, 12/15/20                              5,188,268
          4,695,000             Nationstar Mortgage LLC, 6.5%, 6/1/22                           4,695,000
                                                                                          ---------------
                                                                                          $    35,844,404
---------------------------------------------------------------------------------------------------------
                                Consumer Finance -- 1.3%
          1,705,000             Ally Financial, Inc., 4.625%, 3/30/25                     $     1,696,475
         17,162,000             Ally Financial, Inc., 5.75%, 11/20/25                          17,569,598
         21,450,000             Capital One Financial Corp., 3.75%, 7/28/26                    20,771,708
INR   1,431,300,000             International Finance Corp., 6.3%, 11/25/24                    22,058,041
INR   1,040,880,000             International Finance Corp., 8.25%, 6/10/21                    17,236,418
                                                                                          ---------------
                                                                                          $    79,332,240
---------------------------------------------------------------------------------------------------------
                                Asset Management & Custody Banks -- 0.4%
          7,925,000             Blackstone Holdings Finance Co., LLC, 5.0%,
                                6/15/44 (144A)                                            $     8,196,003
          5,320,000             Blackstone Holdings Finance Co., LLC, 6.25%,
                                8/15/42 (144A)                                                  6,271,514
             19,000             Eaton Vance Corp., 6.5%, 10/2/17                                   19,462
          8,400,000             Legg Mason, Inc., 4.75%, 3/15/26                                8,812,717
                                                                                          ---------------
                                                                                          $    23,299,696
---------------------------------------------------------------------------------------------------------
                                Investment Banking & Brokerage -- 0.6%
         13,200,000             Morgan Stanley, 4.1%, 5/22/23                             $    13,632,841
          4,400,000             Morgan Stanley, 4.875%, 11/1/22                                 4,757,478

The accompanying notes are an integral part of these financial statements.

42 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                Investment Banking & Brokerage -- (continued)
        16,775,000              UBS AG, 7.625%, 8/17/22                                   $    19,395,255
                                                                                          ---------------
                                                                                          $    37,785,574
---------------------------------------------------------------------------------------------------------
                                Diversified Capital Markets -- 0.2%
         7,750,000              Macquarie Group, Ltd., 6.25%, 1/14/21 (144A)              $     8,607,189
                                                                                          ---------------
                                Total Diversified Financials                              $   249,688,173
---------------------------------------------------------------------------------------------------------
                                INSURANCE -- 5.6%
                                Insurance Brokers -- 0.2%
        13,900,000              Brown & Brown, Inc., 4.2%, 9/15/24                        $    14,250,961
---------------------------------------------------------------------------------------------------------
                                Life & Health Insurance -- 0.5%
         1,865,000       5.62   Prudential Financial, Inc., Floating Rate
                                Note, 6/15/43                                             $     1,998,348
        12,575,000       5.88   Prudential Financial, Inc., Floating Rate
                                Note, 9/15/42                                                  13,665,881
        10,340,000              Teachers Insurance & Annuity Association of
                                America, 6.85%, 12/16/39 (144A)                                13,667,753
GBP      1,263,147              TIG FINCO Plc, 8.75%, 4/2/20                                    1,496,784
GBP        222,908       8.50   TIG FINCO Plc, Floating Rate Note,
                                3/2/20 (144A)                                                     285,540
                                                                                          ---------------
                                                                                          $    31,114,306
---------------------------------------------------------------------------------------------------------
                                Multi-line Insurance -- 0.6%
        10,060,000              AXA SA, 8.6%, 12/15/30                                    $    13,973,340
        11,050,000              Liberty Mutual Insurance Co., 7.697%,
                                10/15/97 (144A)                                                14,247,262
         3,800,000              Liberty Mutual Insurance Co., 8.5%,
                                5/15/25 (144A)                                                  4,847,029
                                                                                          ---------------
                                                                                          $    33,067,631
---------------------------------------------------------------------------------------------------------
                                Property & Casualty Insurance -- 0.2%
        10,110,000              Delphi Financial Group, Inc., 7.875%, 1/31/20             $    11,460,676
                                                                                          ---------------
                                                                                          $    11,460,676
---------------------------------------------------------------------------------------------------------
                                Reinsurance -- 4.1%
         2,000,000       7.13   Alamo Re, Ltd., Floating Rate
                                Note, 6/7/17 (Cat Bond) (144A)                            $     2,006,000
         1,700,000       6.13   Alamo Re, Ltd., Floating Rate
                                Note, 6/7/18 (Cat Bond) (144A)                                  1,754,740
         2,133,500              Arlington Segregated Account (Artex SAC Ltd.),
                                Variable Rate Notes, 8/31/16 (g)(h)                               103,688
         1,904,000              Arlington Segregated Account (Artex SAC Ltd.),
                                Variable Rate Notes, 8/31/17 (g)(h)                             2,122,960
         3,605,000              Berwick 2016-1 Segregated Account (Artex
                                SAC Ltd.), Variable Rate Notes, 2/1/18 (g)(h)                     171,238
         2,753,000              Berwick Segregated Account (Artex SAC Ltd.),
                                Variable Rate Note, 1/22/16 (g)(h)                                 82,590

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 43

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                Reinsurance -- (continued)
         3,605,000              Berwick Segregated Account (Artex SAC Ltd.),
                                Variable Rate Notes, 2/1/19 (g)(h)                        $     3,683,950
         1,900,000      14.35   Blue Halo Re, Ltd., Floating Rate Note,
                                6/21/19 (Cat Bond) (144A)                                       1,897,340
         5,350,000       7.06   Caelus Re, Ltd., Floating Rate Note,
                                4/7/17 (Cat Bond) (144A)                                        5,345,720
        10,280,000              Carnoustie 2016-N,Segregated Account (Artex
                                SAC Ltd.), Variable Rate Notes, 11/30/20 (g)(h)                 1,112,296
        10,188,000              Carnoustie Segregated Account (Artex SAC Ltd.),
                                Variable Rate Notes, 11/30/21 (g)(h)                           10,295,993
        11,480,000              Carnoustie Segregated Account (Artex SAC Ltd.),
                                Variable Rate Notes, 2/19/16 (g)(h)                               234,192
         5,000,000       5.35   Citrus Re, Ltd., Floating Rate Note,
                                4/18/17 (Cat Bond) (144A)                                       5,001,000
         1,300,000       4.48   Citrus Re, Ltd., Floating Rate Note,
                                4/24/17 (Cat Bond) (144A)                                       1,300,650
         6,200,000              Eden Re II, Ltd., Variable Rate Notes,
                                3/22/21 (g)(h)                                                  6,337,020
             5,977              Eden Re II, Ltd., Variable Rate Notes,
                                4/23/19 (g)(h)                                                    484,063
        25,625,000       8.12   Everglades Re, Ltd., Floating Rate
                                Note, 4/28/17 (Cat Bond) (144A)                                25,689,062
         1,900,000       0.00   Galilei Re, Ltd., Floating Rate
                                Note, 1/8/20 (Cat Bond) (144A)                                  1,895,250
         2,000,000       0.00   Galilei Re, Ltd., Floating Rate
                                Note, 1/8/20 (Cat Bond) (144A)                                  1,999,800
         2,500,000       0.00   Galilei Re, Ltd., Floating Rate
                                Note, 1/8/21 (Cat Bond) (144A)                                  2,494,500
         2,000,000       0.00   Galilei Re, Ltd., Floating Rate
                                Note, 1/8/21 (Cat Bond) (144A)                                  2,000,800
         6,500,000              Gleneagles Segregated Account (Artex SAC Ltd),
                                Variable Rate Notes, 11/30/20 (g)(h)                            1,093,300
         3,400,000       2.52   Golden State Re II, Ltd., Floating Rate
                                Note, 1/8/19 (Cat Bond) (144A)                                  3,390,480
        17,925,000              Gullane Segregated Account (Artex SAC Ltd.),
                                Variable Rate Note 11/30/20 (g)(h)                                751,058
        10,074,000              Gullane Segregated Account (Artex SAC Ltd.),
                                Variable Rate Notes, 11/30/21 (g)(h)                           10,204,962
         3,400,000       9.41   Kilimanjaro Re, Ltd., Floating Rate
                                Note, 12/6/19 (Cat Bond) (144A)                                 3,471,060
         4,850,000       6.75   Kilimanjaro Re, Ltd., Floating Rate
                                Note, 12/6/19 (Cat Bond) (144A)                                 4,950,395
           800,000       5.00   Kilimanjaro Re, Ltd., Floating Rate
                                Note, 4/30/18 (Cat Bond) (144A)                                   806,000
           925,000       5.24   Kilimanjaro Re, Ltd., Floating Rate
                                Note, 4/30/18 (Cat Bond) (144A)                                   931,845
         6,000,000              Kingsbarns Segregated Account (Artex SAC Ltd.),
                                Variable Rate Notes, 5/15/17 (g)(h)                             5,960,400

The accompanying notes are an integral part of these financial statements.

44 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                Reinsurance -- (continued)
         2,766,574              Lahinch Re, Variable Rate Notes, 5/10/21 (g)(h)           $        49,245
           250,000       0.00   Limestone Re, Ltd., Floating Rate Note 8/31/21
                                (Cat Bond)                                                        250,775
         1,850,000       0.00   Limestone Re, Ltd., Floating Rate
                                Note, 8/31/21 (Cat Bond)                                        1,855,735
         5,450,000       4.05   Long Point Re III, Ltd., Floating Rate
                                Note, 5/23/18 (Cat Bond) (144A)                                 5,500,685
         5,600,000              Lorenz Re, Ltd., Variable Rate Notes,
                                3/31/18 (g)(h)                                                     32,480
         7,000,000              Lorenz Re, Ltd., Variable Rate Notes,
                                3/31/19 (g)(h)                                                  7,716,100
         4,000,000              Madison Re, Variable Rate Notes,
                                3/31/19 (g)(h)                                                  4,411,600
         3,300,000       2.56   Merna Re V, Ltd., Floating Rate
                                Note, 4/7/17 (Cat Bond) (144A)                                  3,296,700
        15,300,000              Pangaea Re, Series 2015-1, Principal at Risk
                                Notes, 2/1/19 (g)(h)                                               68,850
        14,520,000              Pangaea Re, Series 2015-2, Principal at Risk
                                Notes, 11/30/19 (g)(h)                                          1,171,764
         6,150,000              Pangaea Re, Series 2016-2, Principal at Risk
                                Notes, 11/30/20 (g)(h)                                          7,031,295
         6,000,000              Pangaea Re, Series 2017-1, Principal at Risk
                                Notes, 11/30/21 (g)(h)                                          6,140,400
        14,000,000              Pangaea Re., Variable Rate Notes, 2/1/20 (g)(h)                 1,946,000
         3,000,000       6.71   Pelican Re, Ltd., Floating Rate Note,
                                5/15/17 (Cat Bond) (144A)                                       3,009,600
           250,000       4.81   PennUnion Re, Ltd., Floating Rate Note,
                                12/7/18 (Cat Bond) (144A)                                         250,900
         6,000,000              Pinehurst Segregated Account (Artex SAC Ltd.),
                                Variable Rate Notes, 1/16/18 (g)(h)                             5,742,000
         3,198,710              Port Rush RE, Variable Rate Notes, 6/15/17 (g)(h)                 730,265
         3,554,000              Prestwick Segregated Account (Artex SAC Ltd.),
                                Variable Rate Notes, 7/1/16 (g)(h)                                103,777
         3,000,000       3.50   Residential Reinsurance 2016, Ltd., Floating
                                Rate Note, 12/6/23 (Cat Bond) (144A)                            2,920,500
         3,100,000              Resilience Re, Ltd., Floating Rate Note 6/12/17
                                (Cat Bond)                                                      3,101,240
         2,250,000       3.30   Resilience Re, Ltd., Floating Rate Note,
                                1/9/19 (Cat Bond)                                               2,250,000
         5,300,000       4.50   Resilience Re, Ltd., Floating Rate Note,
                                1/9/19 (Cat Bond)                                               5,300,000
         6,400,000              Resilience Re, Ltd., Floating Rate Note,
                                4/7/17 (Cat Bond)                                               6,485,760
AUD      2,175,000              Rw0009 (Artex SAC Ltd.), Variable Rate Notes,
                                7/10/17 (g)(h)                                                  1,573,076
         3,150,000       3.00   Sanders Re, Ltd., Floating Rate Note,
                                12/6/21 (Cat Bond) (144A)                                       3,150,000

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 45

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                Reinsurance -- (continued)
         3,000,000       3.50   Sanders Re, Ltd., Floating Rate Note,
                                5/25/18 (Cat Bond) (144A)                                 $     3,002,700
         7,400,000       4.21   Sanders Re, Ltd., Floating Rate Note,
                                5/5/17 (Cat Bond) (144A)                                        7,399,260
         3,000,000       4.00   Sanders Re, Ltd., Floating Rate Note,
                                5/5/17 (Cat Bond) (144A)                                        2,998,800
         3,000,000       3.97   Sanders Re, Ltd., Floating Rate Note,
                                6/7/17 (Cat Bond) (144A)                                        3,004,800
            19,903              Sector Re V, Ltd., Variable Rate Notes,
                                12/1/20 (144A) (g)(h)                                             240,806
         2,000,000              Sector Re V, Ltd., Variable Rate Notes,
                                12/1/21 (144A) (g)(h)                                           2,032,000
         5,000,000              Sector Re V, Ltd., Variable Rate Notes,
                                3/1/21 (g)(h)                                                   5,641,500
         2,750,000              Sector Re V, Ltd., Variable Rate Notes,
                                3/1/21 (144A) (g)(h)                                            3,259,850
         2,000,000              Shenandoah 2017-1 Segregated Account
                                (Artex SAC Ltd.), Variable Rate Notes,
                                7/7/17 (g)(h)                                                   1,970,200
         3,000,000              Silverton Re, Ltd., Variable Rate Notes,
                                9/18/19 (144A) (g)(h)                                           3,080,700
         4,500,000              Silverton Re, Ltd., Variable Rate Notes,
                                9/18/17 (144A) (g)(h)                                               9,000
         5,350,000              Silverton Re, Ltd., Variable Rate Notes,
                                9/18/18 (144A) (g)(h)                                             261,080
         8,446,500              St. Andrews Segregated Account (Artex SAC
                                Ltd.), Variable Rate Notes, 1/22/16 (g)(h)                        166,396
         6,805,000              St. Andrews Segregated Account (Artex SAC
                                Ltd.), Variable Rate Notes, 2/1/18 (g)(h)                         956,783
         5,855,000              St. Andrews Segregated Account (Artex SAC
                                Ltd.), Variable Rate Notes, 2/1/19 (g)(h)                       5,952,778
         2,100,000              Sunningdale Segregated Account (Artex SAC
                                Ltd.), Variable Rate Notes, 1/16/18 (g)(h)                      1,924,860
JPY    693,676,297              Tralee Segregated Account (Artex SAC Ltd.),
                                Variable Rate Note 7/15/17 (g)(h)                               6,205,068
         2,550,000       4.00   Ursa Re, Ltd., Floating Rate Note,
                                12/10/19 (Cat Bond) (144A)                                      2,573,715
        14,121,000              Versutus 2016, Class A-1, Variable Rate Notes,
                                11/30/20 (g)(h)                                                   576,137
         5,750,000              Versutus 2017, Class A, Variable Rate Notes,
                                11/30/21 (g)(h)                                                 5,830,500
           950,000       2.01   Vitality Re V, Ltd., Floating Rate Note,
                                1/7/19 (Cat Bond) (144A)                                          945,915
         2,900,000       2.47   Vitality Re VII, Ltd., Floating Rate Note,
                                1/7/20 (Cat Bond) (144A)                                        2,922,330
                                                                                          ---------------
                                                                                          $   242,616,277
                                                                                          ---------------
                                Total Insurance                                           $   332,509,851
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

46 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                REAL ESTATE -- 0.9%
                                Diversified REIT -- 0.1%
         2,825,000              Duke Realty LP, 3.25%, 6/30/26                            $     2,738,442
---------------------------------------------------------------------------------------------------------
                                Office REIT -- 0.4%
           100,000              Alexandria Real Estate Equities, Inc.,
                                2.75%, 1/15/20                                            $       100,310
         2,552,000              Alexandria Real Estate Equities, Inc.,
                                3.9%, 6/15/23                                                   2,611,722
        11,010,000              Alexandria Real Estate Equities, Inc.,
                                4.6%, 4/1/22                                                   11,697,652
        10,831,000              Highwoods Realty LP, 3.625%, 1/15/23                           10,925,078
                                                                                          ---------------
                                                                                          $    25,334,762
---------------------------------------------------------------------------------------------------------
                                Health Care REIT -- 0.2%
        10,165,000              Healthcare Trust of America Holdings LP,
                                 3.5%, 8/1/26                                             $     9,775,447
---------------------------------------------------------------------------------------------------------
                                Specialized REIT -- 0.2%
         6,000,000              Communications Sales & Leasing, Inc., 6.0%,
                                4/15/23 (144A)                                            $     6,225,000
         6,275,000              Equinix, Inc., 5.75%, 1/1/25                                    6,635,812
                                                                                          ---------------
                                                                                          $    12,860,812
                                                                                          ---------------
                                Total Real Estate                                         $    50,709,463
---------------------------------------------------------------------------------------------------------
                                TECHNOLOGY HARDWARE &
                                EQUIPMENT -- 0.6%
                                Computer Hardware Storage &
                                Peripherals -- 0.2%
        10,635,000              NCR Corp., 6.375%, 12/15/23                               $    11,193,338
---------------------------------------------------------------------------------------------------------
                                Electronic Components -- 0.1%
         6,169,000              Amphenol Corp., 3.2%, 4/1/24                              $     6,177,402
EUR      2,600,000              Belden, Inc., 5.5%, 4/15/23                                     2,915,404
                                                                                          ---------------
                                                                                          $     9,092,806
---------------------------------------------------------------------------------------------------------
                                Electronic Manufacturing Services -- 0.3%
        15,200,000              Flex, Ltd., 5.0%, 2/15/23                                 $    16,237,780
                                                                                          ---------------
                                Total Technology Hardware & Equipment                     $    36,523,924
---------------------------------------------------------------------------------------------------------
                                SEMICONDUCTORS & SEMICONDUCTOR
                                EQUIPMENT -- 0.2%
                                Semiconductors -- 0.2%
         7,710,000              Broadcom Corp., 3.625%, 1/15/24 (144A)                    $     7,766,823
         5,840,000              Micron Technology, Inc., 5.25%, 8/1/23 (144A)                   5,986,000
                                                                                          ---------------
                                                                                          $    13,752,823
                                                                                          ---------------
                                Total Semiconductors & Semiconductor
                                Equipment                                                 $    13,752,823
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 47

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                TELECOMMUNICATION SERVICES -- 2.0%
                                Integrated Telecommunication Services -- 1.2%
       11,750,000               AT&T, Inc., 3.95%, 1/15/25                                $    11,849,123
        7,100,000               AT&T, Inc., 4.75%, 5/15/46                                      6,624,918
       12,950,000               AT&T, Inc., 5.25%, 3/1/37                                      13,201,929
        3,510,000               CenturyLink, Inc., 7.6%, 9/15/39                                3,103,051
        3,100,000               CenturyLink, Inc., 7.65%, 3/15/42                               2,724,125
        4,270,000               Frontier Communications Corp., 8.5%, 4/15/20                    4,504,850
        3,905,000               Frontier Communications Corp., 8.75%, 4/15/22                   3,787,850
       11,000,000               GTP Acquisition Partners I LLC, 2.35%,
                                6/15/45 (144A)                                                 10,858,980
       11,535,000               Verizon Communications Corp., 5.25%, 3/16/37                   11,925,690
        3,250,000               Windstream Services LLC, 6.375%, 8/1/23                         2,884,375
                                                                                          ---------------
                                                                                          $    71,464,891
---------------------------------------------------------------------------------------------------------
                                Wireless Telecommunication Services -- 0.8%
         2,500,000              Crown Castle Towers LLC, 3.222%,
                                5/15/22 (144A)                                            $     2,538,100
         5,700,000              Crown Castle Towers LLC, 4.883%,
                                8/15/20 (144A)                                                  6,066,943
         3,135,000              Crown Castle Towers LLC, 6.113%,
                                1/15/20 (144A)                                                  3,394,463
         1,325,000              Digicel Group, Ltd., 8.25%, 9/30/20 (144A)                      1,138,705
         9,600,000              Digicel, Ltd., 6.0%, 4/15/21 (144A)                             8,724,000
         6,850,000              MTN Mauritius Investment, Ltd., 6.5%,
                                10/13/26 (144A)                                                 6,976,725
         3,300,000              SBA Tower Trust, 2.877%, 7/15/21 (144A)                         3,280,563
         6,375,000              Sprint Corp., 7.25%, 9/15/21                                    6,881,812
         6,600,000              VimpelCom Holdings BV, 7.5043%,
                                3/1/22 (144A)                                                   7,474,500
RUB    193,400,000              VimpelCom Holdings BV, 9.0%, 2/13/18 (144A)                     3,425,671
                                                                                          ---------------
                                                                                          $    49,901,482
                                                                                          ---------------
                                Total Telecommunication Services                          $   121,366,373
---------------------------------------------------------------------------------------------------------
                                UTILITIES -- 2.3%
                                Electric Utilities -- 1.7%
EUR      7,175,000              ContourGlobal Power Holdings SA, 5.125%,
                                6/15/21 (144A)                                            $     8,054,808
         4,720,000              Dubai Electricity & Water Authority, 7.375%,
                                10/21/20 (144A)                                                 5,444,284
        23,175,000              Electricite de France SA, 6.0%, 1/22/14 (144A)                 23,556,136
         5,285,000       5.25   Electricite de France SA, Floating Rate Note (144A)             5,205,725
           215,000              Enel Finance International NV, 5.125%,
                                10/7/19 (144A)                                                    229,275
        10,830,000       8.13   Enel S.p.A., Floating Rate Note, 9/24/73 (144A)                12,454,500
         1,750,000              Israel Electric Corp., Ltd., 5.0%, 11/12/24                     1,838,375

The accompanying notes are an integral part of these financial statements.

48 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                Electric Utilities -- (continued)
         5,000,000              Israel Electric Corp., Ltd., 5.625%,
                                6/21/18 (144A)                                            $     5,192,500
         2,725,000              Israel Electric Corp., Ltd., 7.25%, 1/15/19 (144A)              2,949,704
            85,000              Nevada Power Co., 6.5%, 8/1/18                                     90,368
         3,725,000              Public Service Co. of New Mexico,
                                7.95%, 5/15/18                                                  3,969,055
        14,425,000       6.25   Southern California Edison Co., Floating
                                Rate Note                                                      16,011,750
        10,570,000              Talen Energy Supply LLC, 6.5%, 6/1/25                           8,958,075
         5,820,000              TerraForm Power, 9.75%, 8/15/22 (144A)                          6,525,675
                                                                                          ---------------
                                                                                          $   100,480,230
---------------------------------------------------------------------------------------------------------
                                Gas Utilities -- 0.2%
         5,495,000              DCP Midstream Operating LP, 5.6%, 4/1/44                  $     5,055,400
         1,965,000              Nakilat, Inc., 6.067%, 12/31/33 (144A)                          2,259,750
         3,597,880              Nakilat, Inc., 6.267%, 12/31/33 (144A)                          4,083,594
                                                                                          ---------------
                                                                                          $    11,398,744
---------------------------------------------------------------------------------------------------------
                                Multi-Utilities -- 0.0%+
         1,891,920              Ormat Funding Corp., 8.25%, 12/30/20                      $     1,891,920
---------------------------------------------------------------------------------------------------------
                                Independent Power Producers & Energy
                                Traders -- 0.4%
         3,450,000              AES Corp., 5.5%, 4/15/25                                  $     3,493,125
         1,134,703              Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                    1,243,860
         8,380,000              Instituto Costarricense de Electricidad, 6.95%,
                                11/10/21 (144A)                                                 8,819,280
         1,837,469              Kiowa Power Partners LLC, 5.737%,
                                3/30/21 (144A)                                                  1,912,989
         1,900,000              NRG Energy, Inc., 6.625%, 1/15/27 (144A)                        1,895,250
         6,745,000              NRG Energy, Inc., 7.25%, 5/15/26                                6,947,350
           481,000              NRG Energy, Inc., 7.875%, 5/15/21                                 494,228
                                                                                          ---------------
                                                                                          $    24,806,082
                                                                                          ---------------
                                Total Utilities                                           $   138,576,976
---------------------------------------------------------------------------------------------------------
                                TOTAL CORPORATE BONDS
                                (Cost $2,229,716,685)                                     $ 2,314,863,312
---------------------------------------------------------------------------------------------------------
                                U.S. GOVERNMENT AND AGENCY
                                OBLIGATIONS -- 25.9%
        11,660,021              Fannie Mae, 3.0%, 1/1/47                                  $    11,622,973
        14,033,853              Fannie Mae, 3.0%, 10/1/46                                      13,920,707
        14,871,769              Fannie Mae, 3.0%, 11/1/46                                      14,751,864
         3,905,000              Fannie Mae, 3.0%, 3/1/47                                        3,873,493
         8,866,252              Fannie Mae, 3.0%, 5/1/31                                        9,112,064
        16,840,470              Fannie Mae, 3.0%, 5/1/43                                       16,786,577
         1,692,481              Fannie Mae, 3.0%, 5/1/46                                        1,683,902

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 49

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                U.S. GOVERNMENT AND AGENCY
                                OBLIGATIONS -- (continued)
         8,109,834              Fannie Mae, 3.0%, 9/1/46                                  $     8,044,448
         4,148,378              Fannie Mae, 3.5%, 1/1/47                                        4,245,838
        18,002,473              Fannie Mae, 3.5%, 1/1/47                                       18,458,920
         7,195,686              Fannie Mae, 3.5%, 1/1/47                                        7,364,747
        10,362,519              Fannie Mae, 3.5%, 1/1/47                                       10,652,566
           944,864              Fannie Mae, 3.5%, 10/1/46                                         968,694
         1,603,306              Fannie Mae, 3.5%, 10/1/46                                       1,640,968
         3,475,513              Fannie Mae, 3.5%, 11/1/40                                       3,576,234
         1,531,169              Fannie Mae, 3.5%, 11/1/42                                       1,573,736
           785,518              Fannie Mae, 3.5%, 11/1/42                                         807,991
           314,869              Fannie Mae, 3.5%, 11/1/42                                         323,884
           923,968              Fannie Mae, 3.5%, 11/1/42                                         950,421
         1,855,513              Fannie Mae, 3.5%, 11/1/46                                       1,899,099
            33,349              Fannie Mae, 3.5%, 12/1/42                                          34,317
         1,215,188              Fannie Mae, 3.5%, 12/1/42                                       1,249,973
         3,553,869              Fannie Mae, 3.5%, 12/1/44                                       3,648,205
         7,298,812              Fannie Mae, 3.5%, 12/1/46                                       7,470,262
         8,942,701              Fannie Mae, 3.5%, 2/1/45                                        9,195,663
         6,449,597              Fannie Mae, 3.5%, 2/1/46                                        6,601,099
        14,408,760              Fannie Mae, 3.5%, 2/1/47                                       14,747,276
         3,978,913              Fannie Mae, 3.5%, 3/1/46                                        4,072,378
         7,499,670              Fannie Mae, 3.5%, 4/1/46                                        7,675,838
         4,685,681              Fannie Mae, 3.5%, 5/1/46                                        4,814,616
         1,326,818              Fannie Mae, 3.5%, 6/1/42                                        1,363,700
        11,139,551              Fannie Mae, 3.5%, 6/1/45                                       11,418,562
         1,700,120              Fannie Mae, 3.5%, 6/1/46                                        1,746,911
         5,266,367              Fannie Mae, 3.5%, 7/1/42                                        5,412,761
        19,884,467              Fannie Mae, 3.5%, 7/1/46                                       20,351,555
           675,326              Fannie Mae, 3.5%, 7/1/46                                          693,908
         7,620,249              Fannie Mae, 3.5%, 8/1/42                                        7,832,084
        12,506,566              Fannie Mae, 3.5%, 8/1/42                                       12,854,244
        14,578,403              Fannie Mae, 3.5%, 8/1/46                                       14,920,852
         9,257,166              Fannie Mae, 3.5%, 9/1/45                                        9,517,587
         6,236,453              Fannie Mae, 3.5%, 9/1/45                                        6,382,949
         3,144,724              Fannie Mae, 3.5%, 9/1/45                                        3,235,106
        14,629,079              Fannie Mae, 3.5%, 9/1/46                                       14,972,718
         1,244,628              Fannie Mae, 3.5%, 9/1/46                                        1,280,076
         6,534,923              Fannie Mae, 4.0%, 1/1/42                                        6,879,724
         1,960,370              Fannie Mae, 4.0%, 1/1/42                                        2,064,371
            33,046              Fannie Mae, 4.0%, 1/1/45                                           34,668
        10,785,112              Fannie Mae, 4.0%, 10/1/40                                      11,464,545
         3,769,133              Fannie Mae, 4.0%, 10/1/43                                       3,973,957

The accompanying notes are an integral part of these financial statements.

50 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                U.S. GOVERNMENT AND AGENCY
                                OBLIGATIONS -- (continued)
           465,065              Fannie Mae, 4.0%, 10/1/44                                 $       487,934
           142,572              Fannie Mae, 4.0%, 10/1/44                                         149,587
           130,110              Fannie Mae, 4.0%, 10/1/44                                         136,503
            12,312              Fannie Mae, 4.0%, 10/1/44                                          12,917
           280,704              Fannie Mae, 4.0%, 10/1/44                                         294,533
         9,356,248              Fannie Mae, 4.0%, 10/1/45                                       9,815,186
         4,420,245              Fannie Mae, 4.0%, 10/1/45                                       4,637,032
         6,846,172              Fannie Mae, 4.0%, 10/1/45                                       7,183,849
         1,861,119              Fannie Mae, 4.0%, 11/1/41                                       1,959,575
            10,954              Fannie Mae, 4.0%, 11/1/41                                          11,534
           505,110              Fannie Mae, 4.0%, 11/1/42                                         530,274
         6,359,943              Fannie Mae, 4.0%, 11/1/43                                       6,705,142
         2,239,187              Fannie Mae, 4.0%, 11/1/43                                       2,373,755
           116,736              Fannie Mae, 4.0%, 11/1/44                                         122,472
           155,509              Fannie Mae, 4.0%, 11/1/44                                         163,149
           503,075              Fannie Mae, 4.0%, 11/1/44                                         527,787
           566,221              Fannie Mae, 4.0%, 11/1/44                                         593,983
           316,526              Fannie Mae, 4.0%, 11/1/44                                         332,065
         7,514,962              Fannie Mae, 4.0%, 11/1/45                                       7,885,604
        13,458,434              Fannie Mae, 4.0%, 11/1/45                                      14,228,876
         2,286,027              Fannie Mae, 4.0%, 11/1/46                                       2,398,866
            43,651              Fannie Mae, 4.0%, 12/1/23                                          45,786
            13,201              Fannie Mae, 4.0%, 12/1/30                                          13,970
         4,535,866              Fannie Mae, 4.0%, 12/1/40                                       4,822,953
        15,687,880              Fannie Mae, 4.0%, 12/1/41                                      16,516,722
         4,004,853              Fannie Mae, 4.0%, 12/1/41                                       4,211,034
            72,264              Fannie Mae, 4.0%, 12/1/41                                          76,097
         1,127,539              Fannie Mae, 4.0%, 12/1/43                                       1,192,004
            85,824              Fannie Mae, 4.0%, 12/1/44                                          90,044
        10,001,181              Fannie Mae, 4.0%, 12/1/45                                      10,493,140
         1,953,017              Fannie Mae, 4.0%, 2/1/42                                        2,056,628
         4,281,945              Fannie Mae, 4.0%, 2/1/42                                        4,505,385
         2,082,889              Fannie Mae, 4.0%, 2/1/44                                        2,204,534
         3,720,599              Fannie Mae, 4.0%, 2/1/44                                        3,933,493
           717,170              Fannie Mae, 4.0%, 2/1/47                                          756,351
           205,931              Fannie Mae, 4.0%, 4/1/41                                          217,668
         5,924,020              Fannie Mae, 4.0%, 4/1/42                                        6,236,189
         1,283,108              Fannie Mae, 4.0%, 4/1/42                                        1,346,737
         2,937,168              Fannie Mae, 4.0%, 4/1/42                                        3,090,670
           276,017              Fannie Mae, 4.0%, 5/1/42                                          290,597
        11,376,958              Fannie Mae, 4.0%, 5/1/46                                       11,938,015
           429,164              Fannie Mae, 4.0%, 6/1/42                                          451,833

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 51

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                U.S. GOVERNMENT AND AGENCY
                                OBLIGATIONS -- (continued)
           654,933              Fannie Mae, 4.0%, 6/1/44                                  $       687,092
        10,643,051              Fannie Mae, 4.0%, 6/1/46                                       11,168,374
               769              Fannie Mae, 4.0%, 7/1/18                                              795
         1,434,658              Fannie Mae, 4.0%, 7/1/42                                        1,515,690
           114,821              Fannie Mae, 4.0%, 7/1/42                                          120,588
        10,328,108              Fannie Mae, 4.0%, 7/1/44                                       10,835,377
        11,463,757              Fannie Mae, 4.0%, 7/1/46                                       12,029,565
        13,985,341              Fannie Mae, 4.0%, 7/1/46                                       14,675,643
        11,665,862              Fannie Mae, 4.0%, 8/1/42                                       12,283,894
         3,406,645              Fannie Mae, 4.0%, 8/1/43                                        3,591,464
         3,352,223              Fannie Mae, 4.0%, 8/1/43                                        3,543,829
         6,445,227              Fannie Mae, 4.0%, 8/1/44                                        6,762,683
        11,707,063              Fannie Mae, 4.0%, 8/1/46                                       12,284,888
        11,409,266              Fannie Mae, 4.0%, 8/1/46                                       11,972,393
           693,965              Fannie Mae, 4.0%, 9/1/37                                          734,193
           144,604              Fannie Mae, 4.0%, 9/1/44                                          151,708
           998,153              Fannie Mae, 4.5%, 1/1/47                                        1,073,535
         4,956,944              Fannie Mae, 4.5%, 11/1/40                                       5,330,902
         3,782,179              Fannie Mae, 4.5%, 11/1/43                                       4,054,942
           266,885              Fannie Mae, 4.5%, 12/1/40                                         287,750
        12,755,788              Fannie Mae, 4.5%, 12/1/40                                      13,730,437
            36,067              Fannie Mae, 4.5%, 12/1/41                                          38,811
         5,994,221              Fannie Mae, 4.5%, 2/1/44                                        6,429,271
         5,430,070              Fannie Mae, 4.5%, 2/1/44                                        5,821,616
         4,974,597              Fannie Mae, 4.5%, 2/1/44                                        5,335,836
           777,080              Fannie Mae, 4.5%, 2/1/47                                          835,045
           675,298              Fannie Mae, 4.5%, 3/1/41                                          726,270
           937,906              Fannie Mae, 4.5%, 3/1/41                                        1,009,473
             5,619              Fannie Mae, 4.5%, 4/1/41                                            6,046
         5,750,213              Fannie Mae, 4.5%, 5/1/41                                        6,217,729
         3,940,594              Fannie Mae, 4.5%, 5/1/41                                        4,242,108
        10,400,240              Fannie Mae, 4.5%, 5/1/46                                       11,175,551
        11,545,255              Fannie Mae, 4.5%, 7/1/41                                       12,414,479
         2,782,881              Fannie Mae, 4.5%, 7/1/41                                        2,995,915
           158,739              Fannie Mae, 4.5%, 8/1/40                                          170,861
        13,069,093              Fannie Mae, 4.5%, 8/1/41                                       14,041,271
           664,202              Fannie Mae, 4.5%, 9/1/41                                          715,150
         6,297,791              Fannie Mae, 4.5%, 9/1/43                                        6,754,974
         1,229,800              Fannie Mae, 5.0%, 1/1/39                                        1,342,402
        22,577,758              Fannie Mae, 5.0%, 1/1/45                                       24,645,015
           526,199              Fannie Mae, 5.0%, 10/1/40                                         578,713
        28,814,879              Fannie Mae, 5.0%, 11/1/44                                      31,520,305

The accompanying notes are an integral part of these financial statements.

52 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                U.S. GOVERNMENT AND AGENCY
                                OBLIGATIONS -- (continued)
           147,371              Fannie Mae, 5.0%, 2/1/22                                  $       154,660
             6,781              Fannie Mae, 5.0%, 4/1/22                                            6,978
           407,954              Fannie Mae, 5.0%, 5/1/38                                          445,307
           453,130              Fannie Mae, 5.0%, 5/1/41                                          495,808
            64,429              Fannie Mae, 5.0%, 6/1/22                                           66,291
            20,407              Fannie Mae, 5.0%, 6/1/22                                           21,740
         3,716,787              Fannie Mae, 5.0%, 6/1/35                                        4,065,880
         2,185,660              Fannie Mae, 5.0%, 6/1/40                                        2,391,683
           344,330              Fannie Mae, 5.0%, 6/1/40                                          376,724
           823,525              Fannie Mae, 5.0%, 7/1/35                                          900,291
         2,197,778              Fannie Mae, 5.0%, 7/1/35                                        2,404,120
           793,519              Fannie Mae, 5.0%, 7/1/39                                          866,175
           454,296              Fannie Mae, 5.0%, 7/1/39                                          496,124
           832,467              Fannie Mae, 5.0%, 7/1/39                                          908,689
         1,561,604              Fannie Mae, 5.0%, 7/1/40                                        1,708,379
           409,455              Fannie Mae, 5.0%, 7/1/41                                          446,946
         1,323,437              Fannie Mae, 5.0%, 8/1/35                                        1,447,365
        11,500,951              Fannie Mae, 5.0%, 9/1/43                                       12,565,315
           149,006              Fannie Mae, 5.5%, 12/1/35                                         165,905
           231,341              Fannie Mae, 5.5%, 3/1/21                                          242,667
            76,035              Fannie Mae, 5.5%, 3/1/36                                           85,257
            94,734              Fannie Mae, 5.5%, 4/1/34                                          106,086
            87,817              Fannie Mae, 5.5%, 4/1/36                                           97,419
            16,483              Fannie Mae, 5.5%, 5/1/33                                           18,289
            15,663              Fannie Mae, 5.5%, 6/1/33                                           17,411
            46,521              Fannie Mae, 5.5%, 7/1/33                                           52,080
             9,809              Fannie Mae, 6.0%, 1/1/33                                           11,210
            65,551              Fannie Mae, 6.0%, 1/1/34                                           74,727
             2,177              Fannie Mae, 6.0%, 10/1/32                                           2,486
             4,159              Fannie Mae, 6.0%, 11/1/32                                           4,696
            51,945              Fannie Mae, 6.0%, 12/1/32                                          59,271
            74,587              Fannie Mae, 6.0%, 12/1/33                                          85,042
           163,649              Fannie Mae, 6.0%, 12/1/37                                         184,867
             1,377              Fannie Mae, 6.0%, 3/1/32                                            1,575
             5,537              Fannie Mae, 6.0%, 3/1/33                                            6,322
             2,498              Fannie Mae, 6.0%, 3/1/33                                            2,821
           214,652              Fannie Mae, 6.0%, 4/1/38                                          242,853
            64,469              Fannie Mae, 6.0%, 5/1/33                                           73,731
           173,415              Fannie Mae, 6.0%, 6/1/37                                          195,907
             2,418              Fannie Mae, 6.0%, 7/1/17                                            2,421
           126,691              Fannie Mae, 6.0%, 7/1/38                                          143,105
            12,878              Fannie Mae, 6.5%, 10/1/32                                          14,318

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 53

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                U.S. GOVERNMENT AND AGENCY
                                OBLIGATIONS -- (continued)
               871              Fannie Mae, 6.5%, 2/1/32                                  $         1,011
             3,423              Fannie Mae, 6.5%, 3/1/32                                            3,806
               309              Fannie Mae, 6.5%, 4/1/29                                              344
               988              Fannie Mae, 6.5%, 5/1/31                                            1,098
               254              Fannie Mae, 6.5%, 6/1/31                                              282
             2,138              Fannie Mae, 6.5%, 8/1/32                                            2,447
               329              Fannie Mae, 7.0%, 2/1/29                                              385
               909              Fannie Mae, 7.0%, 5/1/28                                            1,036
               536              Fannie Mae, 7.0%, 7/1/31                                              566
               695              Fannie Mae, 7.5%, 1/1/28                                              760
           816,727              Federal Home Loan Mortgage Corp.,
                                2.5%, 1/1/30                                                      818,969
           497,699              Federal Home Loan Mortgage Corp.,
                                2.5%, 4/1/30                                                      499,037
         1,297,373              Federal Home Loan Mortgage Corp.,
                                3.0%, 11/1/30                                                   1,331,955
        13,898,040              Federal Home Loan Mortgage Corp.,
                                3.0%, 11/1/42                                                  13,857,176
         3,070,172              Federal Home Loan Mortgage Corp.,
                                3.0%, 12/1/46                                                   3,043,979
         9,011,001              Federal Home Loan Mortgage Corp.,
                                3.0%, 2/1/47                                                    8,934,122
         1,150,000              Federal Home Loan Mortgage Corp.,
                                3.0%, 3/1/47                                                    1,140,188
         1,940,165              Federal Home Loan Mortgage Corp.,
                                3.0%, 5/1/43                                                    1,932,874
         6,739,095              Federal Home Loan Mortgage Corp.,
                                3.0%, 9/1/46                                                    6,681,642
         3,432,255              Federal Home Loan Mortgage Corp.,
                                3.5%, 1/1/47                                                    3,512,627
         2,557,271              Federal Home Loan Mortgage Corp.,
                                3.5%, 10/1/40                                                   2,627,652
         2,453,925              Federal Home Loan Mortgage Corp.,
                                3.5%, 10/1/42                                                   2,522,901
         6,874,208              Federal Home Loan Mortgage Corp.,
                                3.5%, 11/1/28                                                   7,210,502
         6,052,367              Federal Home Loan Mortgage Corp.,
                                3.5%, 12/1/46                                                   6,194,093
        16,732,730              Federal Home Loan Mortgage Corp.,
                                3.5%, 12/1/46                                                  17,203,343
        11,664,133              Federal Home Loan Mortgage Corp.,
                                3.5%, 5/1/46                                                   11,938,729
        11,806,721              Federal Home Loan Mortgage Corp.,
                                3.5%, 6/1/45                                                   12,138,663

The accompanying notes are an integral part of these financial statements.

54 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                U.S. GOVERNMENT AND AGENCY
                                OBLIGATIONS -- (continued)
           621,092              Federal Home Loan Mortgage Corp.,
                                3.5%, 7/1/45                                              $       639,011
        17,364,306              Federal Home Loan Mortgage Corp.,
                                3.5%, 8/1/46                                                   17,827,347
        14,423,569              Federal Home Loan Mortgage Corp.,
                                3.5%, 8/1/46                                                   14,817,954
         2,793,211              Federal Home Loan Mortgage Corp.,
                                4.0%, 1/1/46                                                    2,932,105
         8,256,657              Federal Home Loan Mortgage Corp.,
                                4.0%, 10/1/42                                                   8,688,426
           374,504              Federal Home Loan Mortgage Corp.,
                                4.0%, 10/1/46                                                     393,126
         4,128,714              Federal Home Loan Mortgage Corp.,
                                4.0%, 12/1/44                                                   4,334,017
         9,828,679              Federal Home Loan Mortgage Corp.,
                                4.0%, 12/1/45                                                  10,317,416
           769,343              Federal Home Loan Mortgage Corp.,
                                4.0%, 2/1/44                                                      811,741
        11,130,594              Federal Home Loan Mortgage Corp.,
                                4.0%, 2/1/46                                                   11,684,070
        10,109,054              Federal Home Loan Mortgage Corp.,
                                4.0%, 3/1/46                                                   10,611,732
           689,528              Federal Home Loan Mortgage Corp.,
                                4.0%, 5/1/46                                                      723,815
           324,417              Federal Home Loan Mortgage Corp.,
                                4.0%, 5/1/46                                                      340,549
         5,842,637              Federal Home Loan Mortgage Corp.,
                                4.0%, 6/1/46                                                    6,133,165
         1,540,488              Federal Home Loan Mortgage Corp.,
                                4.0%, 7/1/44                                                    1,625,347
         1,494,647              Federal Home Loan Mortgage Corp.,
                                4.0%, 7/1/44                                                    1,576,920
         1,131,810              Federal Home Loan Mortgage Corp.,
                                4.0%, 7/1/44                                                    1,191,689
         9,232,715              Federal Home Loan Mortgage Corp.,
                                4.0%, 7/1/46                                                    9,691,817
         9,281,842              Federal Home Loan Mortgage Corp.,
                                4.0%, 8/1/46                                                    9,743,387
           379,021              Federal Home Loan Mortgage Corp.,
                                4.5%, 10/1/35                                                     407,606
           514,258              Federal Home Loan Mortgage Corp.,
                                4.5%, 10/1/43                                                     551,466
           796,230              Federal Home Loan Mortgage Corp.,
                                4.5%, 11/1/40                                                     856,443
         1,900,173              Federal Home Loan Mortgage Corp.,
                                4.5%, 11/1/43                                                   2,034,705
            35,786              Federal Home Loan Mortgage Corp.,
                                4.5%, 3/1/44                                                       38,381

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 55

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                U.S. GOVERNMENT AND AGENCY
                                OBLIGATIONS -- (continued)
            89,131              Federal Home Loan Mortgage Corp.,
                                4.5%, 5/1/44                                              $        95,542
         1,320,437              Federal Home Loan Mortgage Corp.,
                                4.5%, 7/1/40                                                    1,418,957
           139,830              Federal Home Loan Mortgage Corp.,
                                4.5%, 9/1/41                                                      150,267
            59,768              Federal Home Loan Mortgage Corp.,
                                4.5%, 9/1/43                                                       64,108
            37,202              Federal Home Loan Mortgage Corp.,
                                5.0%, 11/1/34                                                      40,728
         5,665,098              Federal Home Loan Mortgage Corp.,
                                5.0%, 11/1/39                                                   6,197,895
           222,980              Federal Home Loan Mortgage Corp.,
                                5.0%, 12/1/21                                                     234,007
           211,708              Federal Home Loan Mortgage Corp.,
                                5.0%, 12/1/34                                                     232,052
           159,208              Federal Home Loan Mortgage Corp.,
                                5.0%, 4/1/23                                                      170,022
            33,065              Federal Home Loan Mortgage Corp.,
                                5.0%, 5/1/34                                                       36,229
           149,949              Federal Home Loan Mortgage Corp.,
                                5.0%, 7/1/35                                                      164,055
           414,126              Federal Home Loan Mortgage Corp.,
                                5.0%, 9/1/38                                                      450,568
           292,325              Federal Home Loan Mortgage Corp.,
                                5.0%, 9/1/38                                                      318,049
         2,927,930              Federal Home Loan Mortgage Corp.,
                                5.5%, 6/1/41                                                    3,247,729
            65,535              Federal Home Loan Mortgage Corp.,
                                6.0%, 1/1/33                                                       73,982
            60,948              Federal Home Loan Mortgage Corp.,
                                6.0%, 1/1/34                                                       69,525
             7,909              Federal Home Loan Mortgage Corp.,
                                6.0%, 10/1/37                                                       8,973
            81,197              Federal Home Loan Mortgage Corp.,
                                6.0%, 12/1/36                                                      92,213
           139,569              Federal Home Loan Mortgage Corp.,
                                6.0%, 12/1/37                                                     158,170
             9,165              Federal Home Loan Mortgage Corp.,
                                6.0%, 3/1/33                                                       10,346
            14,990              Federal Home Loan Mortgage Corp.,
                                6.0%, 3/1/33                                                       16,922
             4,902              Federal Home Loan Mortgage Corp.,
                                6.0%, 6/1/17                                                        4,914
           106,503              Federal Home Loan Mortgage Corp.,
                                6.0%, 6/1/35                                                      120,230

The accompanying notes are an integral part of these financial statements.

56 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                U.S. GOVERNMENT AND AGENCY
                                OBLIGATIONS -- (continued)
            94,422              Federal Home Loan Mortgage Corp.,
                                6.0%, 8/1/34                                              $       106,595
             2,222              Federal Home Loan Mortgage Corp.,
                                6.5%, 9/1/32                                                        2,471
         8,549,610              Federal National Mortgage Association,
                                3.5%, 7/1/46                                                    8,750,442
            15,868              Federal National Mortgage Association,
                                4.0%, 2/1/44                                                       16,647
           456,395              Federal National Mortgage Association,
                                5.0%, 12/1/41                                                     498,868
         2,423,625              Government National Mortgage Association I,
                                3.5%, 10/15/42                                                  2,519,321
           445,446              Government National Mortgage Association I,
                                3.5%, 10/15/44                                                    462,041
        10,382,326              Government National Mortgage Association I,
                                3.5%, 10/15/44                                                 10,769,120
        13,845,205              Government National Mortgage Association I,
                                3.5%, 11/15/41                                                 14,389,494
         9,503,359              Government National Mortgage Association I,
                                3.5%, 7/15/42                                                   9,874,135
         4,271,958              Government National Mortgage Association I,
                                3.5%, 8/15/46                                                   4,433,407
         7,262,558              Government National Mortgage Association I,
                                3.5%, 9/15/44                                                   7,533,126
            14,216              Government National Mortgage Association I,
                                4.0%, 1/15/40                                                      15,013
             8,150              Government National Mortgage Association I,
                                4.0%, 1/15/41                                                       8,632
            58,601              Government National Mortgage Association I,
                                4.0%, 1/15/41                                                      62,087
            48,725              Government National Mortgage Association I,
                                4.0%, 1/15/41                                                      51,674
            18,910              Government National Mortgage Association I,
                                4.0%, 1/15/42                                                      19,970
         1,223,761              Government National Mortgage Association I,
                                4.0%, 1/15/42                                                   1,292,765
         1,599,392              Government National Mortgage Association I,
                                4.0%, 1/15/45                                                   1,689,808
         2,163,122              Government National Mortgage Association I,
                                4.0%, 1/15/45                                                   2,285,198
           286,333              Government National Mortgage Association I,
                                4.0%, 1/15/45                                                     302,390
         1,620,754              Government National Mortgage Association I,
                                4.0%, 1/15/45                                                   1,711,643
            27,989              Government National Mortgage Association I,
                                4.0%, 10/15/40                                                     29,638

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 57

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                U.S. GOVERNMENT AND AGENCY
                                OBLIGATIONS -- (continued)
            16,510              Government National Mortgage Association I,
                                4.0%, 10/15/40                                            $        17,518
            94,180              Government National Mortgage Association I,
                                4.0%, 10/15/40                                                     99,582
            10,608              Government National Mortgage Association I,
                                4.0%, 10/15/41                                                     11,205
            12,171              Government National Mortgage Association I,
                                4.0%, 10/15/41                                                     12,854
           134,400              Government National Mortgage Association I,
                                4.0%, 10/15/41                                                    141,970
            19,649              Government National Mortgage Association I,
                                4.0%, 10/15/41                                                     20,775
            13,697              Government National Mortgage Association I,
                                4.0%, 10/15/41                                                     14,480
            23,991              Government National Mortgage Association I,
                                4.0%, 10/15/42                                                     25,336
             8,311              Government National Mortgage Association I,
                                4.0%, 10/15/43                                                      8,777
           912,229              Government National Mortgage Association I,
                                4.0%, 10/15/44                                                    963,386
           100,849              Government National Mortgage Association I,
                                4.0%, 10/15/44                                                    106,543
           196,145              Government National Mortgage Association I,
                                4.0%, 10/15/44                                                    207,144
            13,055              Government National Mortgage Association I,
                                4.0%, 11/15/40                                                     13,804
            69,635              Government National Mortgage Association I,
                                4.0%, 11/15/40                                                     73,898
           197,377              Government National Mortgage Association I,
                                4.0%, 11/15/40                                                    208,698
           456,307              Government National Mortgage Association I,
                                4.0%, 11/15/40                                                    482,480
            50,967              Government National Mortgage Association I,
                                4.0%, 11/15/41                                                     54,091
            12,353              Government National Mortgage Association I,
                                4.0%, 11/15/41                                                     13,060
            24,806              Government National Mortgage Association I,
                                4.0%, 11/15/41                                                     26,259
           129,095              Government National Mortgage Association I,
                                4.0%, 11/15/41                                                    136,655
            11,102              Government National Mortgage Association I,
                                4.0%, 11/15/42                                                     11,726
            13,778              Government National Mortgage Association I,
                                4.0%, 11/15/43                                                     14,633
            58,558              Government National Mortgage Association I,
                                4.0%, 11/15/44                                                     61,842
            22,636              Government National Mortgage Association I,
                                4.0%, 11/15/44                                                     24,050

The accompanying notes are an integral part of these financial statements.

58 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                U.S. GOVERNMENT AND AGENCY
                                OBLIGATIONS -- (continued)
           398,083              Government National Mortgage Association I,
                                4.0%, 11/15/44                                            $       422,542
            62,329              Government National Mortgage Association I,
                                4.0%, 11/15/44                                                     65,824
            12,031              Government National Mortgage Association I,
                                4.0%, 12/15/40                                                     12,742
         1,052,252              Government National Mortgage Association I,
                                4.0%, 12/15/40                                                  1,111,261
             9,629              Government National Mortgage Association I,
                                4.0%, 12/15/40                                                     10,172
           158,134              Government National Mortgage Association I,
                                4.0%, 12/15/40                                                    167,056
            14,331              Government National Mortgage Association I,
                                4.0%, 12/15/41                                                     15,134
            17,349              Government National Mortgage Association I,
                                4.0%, 12/15/41                                                     18,404
            22,206              Government National Mortgage Association I,
                                4.0%, 12/15/41                                                     23,514
           584,981              Government National Mortgage Association I,
                                4.0%, 12/15/44                                                    621,488
           103,515              Government National Mortgage Association I,
                                4.0%, 12/15/44                                                    109,320
           716,143              Government National Mortgage Association I,
                                4.0%, 12/15/44                                                    756,304
           174,530              Government National Mortgage Association I,
                                4.0%, 12/15/44                                                    184,318
            11,577              Government National Mortgage Association I,
                                4.0%, 12/15/44                                                     12,230
           493,272              Government National Mortgage Association I,
                                4.0%, 12/15/44                                                    521,137
         1,051,052              Government National Mortgage Association I,
                                4.0%, 2/15/41                                                   1,113,288
            22,630              Government National Mortgage Association I,
                                4.0%, 2/15/41                                                      23,956
            20,031              Government National Mortgage Association I,
                                4.0%, 2/15/42                                                      21,209
            14,045              Government National Mortgage Association I,
                                4.0%, 2/15/42                                                      14,849
           204,466              Government National Mortgage Association I,
                                4.0%, 2/15/42                                                     216,474
           198,517              Government National Mortgage Association I,
                                4.0%, 2/15/42                                                     209,669
             8,614              Government National Mortgage Association I,
                                4.0%, 2/15/42                                                       9,115
           329,634              Government National Mortgage Association I,
                                4.0%, 2/15/44                                                     351,870

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 59

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                U.S. GOVERNMENT AND AGENCY
                                OBLIGATIONS -- (continued)
           145,808              Government National Mortgage Association I,
                                4.0%, 2/15/45                                             $       153,985
         1,556,402              Government National Mortgage Association I,
                                4.0%, 2/15/45                                                   1,643,813
           246,821              Government National Mortgage Association I,
                                4.0%, 2/15/45                                                     260,662
           252,989              Government National Mortgage Association I,
                                4.0%, 2/15/45                                                     267,176
           750,630              Government National Mortgage Association I,
                                4.0%, 2/15/45                                                     793,108
           150,278              Government National Mortgage Association I,
                                4.0%, 2/15/45                                                     158,706
             9,112              Government National Mortgage Association I,
                                4.0%, 3/15/39                                                       9,623
            70,107              Government National Mortgage Association I,
                                4.0%, 3/15/41                                                      74,060
           114,420              Government National Mortgage Association I,
                                4.0%, 3/15/44                                                     121,168
         3,677,810              Government National Mortgage Association I,
                                4.0%, 3/15/44                                                   3,884,056
         6,186,290              Government National Mortgage Association I,
                                4.0%, 3/15/44                                                   6,533,206
           171,350              Government National Mortgage Association I,
                                4.0%, 3/15/44                                                     180,958
           630,109              Government National Mortgage Association I,
                                4.0%, 3/15/44                                                     668,578
           242,172              Government National Mortgage Association I,
                                4.0%, 3/15/44                                                     255,753
           248,736              Government National Mortgage Association I,
                                4.0%, 3/15/44                                                     262,685
         1,210,718              Government National Mortgage Association I,
                                4.0%, 3/15/45                                                   1,278,613
            12,022              Government National Mortgage Association I,
                                4.0%, 4/15/39                                                      12,696
            14,300              Government National Mortgage Association I,
                                4.0%, 4/15/39                                                      15,104
           213,206              Government National Mortgage Association I,
                                4.0%, 4/15/40                                                     225,162
            19,670              Government National Mortgage Association I,
                                4.0%, 4/15/41                                                      20,781
         2,221,398              Government National Mortgage Association I,
                                4.0%, 4/15/43                                                   2,345,970
             9,328              Government National Mortgage Association I,
                                4.0%, 4/15/43                                                       9,873
         1,876,991              Government National Mortgage Association I,
                                4.0%, 4/15/44                                                   1,982,250

The accompanying notes are an integral part of these financial statements.

60 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                U.S. GOVERNMENT AND AGENCY
                                OBLIGATIONS -- (continued)
           842,071              Government National Mortgage Association I,
                                4.0%, 4/15/44                                             $       889,293
            16,792              Government National Mortgage Association I,
                                4.0%, 4/15/44                                                      17,734
           231,574              Government National Mortgage Association I,
                                4.0%, 4/15/44                                                     244,696
           230,226              Government National Mortgage Association I,
                                4.0%, 4/15/45                                                     243,158
            13,092              Government National Mortgage Association I,
                                4.0%, 5/15/41                                                      13,826
           244,757              Government National Mortgage Association I,
                                4.0%, 5/15/41                                                     258,483
           101,237              Government National Mortgage Association I,
                                4.0%, 5/15/41                                                     107,236
         1,861,150              Government National Mortgage Association I,
                                4.0%, 5/15/42                                                   1,971,634
           226,285              Government National Mortgage Association I,
                                4.0%, 5/15/43                                                     240,041
           104,871              Government National Mortgage Association I,
                                4.0%, 5/15/43                                                     110,752
            14,223              Government National Mortgage Association I,
                                4.0%, 5/15/43                                                      15,122
           405,138              Government National Mortgage Association I,
                                4.0%, 5/15/44                                                     427,858
           250,895              Government National Mortgage Association I,
                                4.0%, 5/15/45                                                     264,965
             6,664              Government National Mortgage Association I,
                                4.0%, 6/15/41                                                       7,037
            11,858              Government National Mortgage Association I,
                                4.0%, 6/15/41                                                      12,555
         3,402,925              Government National Mortgage Association I,
                                4.0%, 6/15/41                                                   3,602,751
           286,717              Government National Mortgage Association I,
                                4.0%, 6/15/42                                                     303,604
           157,326              Government National Mortgage Association I,
                                4.0%, 6/15/42                                                     166,665
           150,603              Government National Mortgage Association I,
                                4.0%, 6/15/42                                                     159,474
           122,312              Government National Mortgage Association I,
                                4.0%, 6/15/43                                                     129,171
         9,076,805              Government National Mortgage Association I,
                                4.0%, 6/15/45                                                   9,585,816
            19,928              Government National Mortgage Association I,
                                4.0%, 7/15/39                                                      21,046
           468,393              Government National Mortgage Association I,
                                4.0%, 7/15/40                                                     495,127

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 61

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                U.S. GOVERNMENT AND AGENCY
                                OBLIGATIONS -- (continued)
           276,460              Government National Mortgage Association I,
                                4.0%, 7/15/41                                             $       292,318
            12,212              Government National Mortgage Association I,
                                4.0%, 7/15/41                                                      12,900
           160,471              Government National Mortgage Association I,
                                4.0%, 7/15/41                                                     169,922
            65,914              Government National Mortgage Association I,
                                4.0%, 7/15/41                                                      69,796
            18,162              Government National Mortgage Association I,
                                4.0%, 7/15/41                                                      19,185
           270,086              Government National Mortgage Association I,
                                4.0%, 7/15/41                                                     286,011
           160,359              Government National Mortgage Association I,
                                4.0%, 7/15/43                                                     170,390
            51,174              Government National Mortgage Association I,
                                4.0%, 7/15/45                                                      54,044
           348,533              Government National Mortgage Association I,
                                4.0%, 8/15/40                                                     370,068
           202,744              Government National Mortgage Association I,
                                4.0%, 8/15/40                                                     214,174
            10,182              Government National Mortgage Association I,
                                4.0%, 8/15/41                                                      10,757
           128,456              Government National Mortgage Association I,
                                4.0%, 8/15/41                                                     136,004
            16,661              Government National Mortgage Association I,
                                4.0%, 8/15/41                                                      17,618
             3,510              Government National Mortgage Association I,
                                4.0%, 8/15/41                                                       3,707
           145,713              Government National Mortgage Association I,
                                4.0%, 8/15/43                                                     154,840
           754,102              Government National Mortgage Association I,
                                4.0%, 8/15/43                                                     796,391
         1,714,300              Government National Mortgage Association I,
                                4.0%, 8/15/44                                                   1,810,434
           187,018              Government National Mortgage Association I,
                                4.0%, 8/15/44                                                     198,198
           230,284              Government National Mortgage Association I,
                                4.0%, 8/15/44                                                     243,198
           633,846              Government National Mortgage Association I,
                                4.0%, 8/15/44                                                     669,391
         2,180,867              Government National Mortgage Association I,
                                4.0%, 8/15/44                                                   2,303,166
            85,047              Government National Mortgage Association I,
                                4.0%, 9/15/40                                                      89,925
           965,213              Government National Mortgage Association I,
                                4.0%, 9/15/41                                                   1,019,340

The accompanying notes are an integral part of these financial statements.

62 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                U.S. GOVERNMENT AND AGENCY
                                OBLIGATIONS -- (continued)
           398,493              Government National Mortgage Association I,
                                4.0%, 9/15/41                                             $       422,044
            14,460              Government National Mortgage Association I,
                                4.0%, 9/15/41                                                      15,315
           114,856              Government National Mortgage Association I,
                                4.0%, 9/15/41                                                     121,605
            46,063              Government National Mortgage Association I,
                                4.0%, 9/15/41                                                      48,663
            11,226              Government National Mortgage Association I,
                                4.0%, 9/15/41                                                      11,855
             9,851              Government National Mortgage Association I,
                                4.0%, 9/15/41                                                      10,406
            10,346              Government National Mortgage Association I,
                                4.0%, 9/15/41                                                      10,940
            20,832              Government National Mortgage Association I,
                                4.0%, 9/15/43                                                      22,000
           180,460              Government National Mortgage Association I,
                                4.0%, 9/15/43                                                     190,580
           149,586              Government National Mortgage Association I,
                                4.0%, 9/15/43                                                     158,626
           272,222              Government National Mortgage Association I,
                                4.0%, 9/15/44                                                     287,487
         2,125,731              Government National Mortgage Association I,
                                4.0%, 9/15/44                                                   2,251,183
         2,179,584              Government National Mortgage Association I,
                                4.0%, 9/15/44                                                   2,301,811
         5,171,771              Government National Mortgage Association I,
                                4.0%, 9/15/44                                                   5,461,795
         5,069,494              Government National Mortgage Association I,
                                4.0%, 9/15/44                                                   5,355,473
            11,853              Government National Mortgage Association I,
                                4.0%, 9/15/44                                                      12,517
           604,830              Government National Mortgage Association I,
                                4.0%, 9/15/44                                                     638,747
           321,785              Government National Mortgage Association I,
                                4.0%, 9/15/44                                                     339,830
         1,238,019              Government National Mortgage Association I,
                                4.0%, 9/15/44                                                   1,307,445
         1,303,479              Government National Mortgage Association I,
                                4.0%, 9/15/44                                                   1,376,576
           809,898              Government National Mortgage Association I,
                                4.0%, 9/15/44                                                     855,315
           189,186              Government National Mortgage Association I,
                                4.0%, 9/15/44                                                     199,796
           148,506              Government National Mortgage Association I,
                                4.0%, 9/15/44                                                     156,877
           288,915              Government National Mortgage Association I,
                                4.0%, 9/15/44                                                     306,679

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 63

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                U.S. GOVERNMENT AND AGENCY
                                OBLIGATIONS -- (continued)
           248,390              Government National Mortgage Association I,
                                4.0%, 9/15/45                                             $       263,830
           632,804              Government National Mortgage Association I,
                                4.5%, 1/15/40                                                     682,291
           149,189              Government National Mortgage Association I,
                                4.5%, 10/15/33                                                    160,607
         1,772,465              Government National Mortgage Association I,
                                4.5%, 11/15/40                                                  1,898,593
         1,756,542              Government National Mortgage Association I,
                                4.5%, 3/15/38                                                   1,882,295
           115,732              Government National Mortgage Association I,
                                4.5%, 4/15/35                                                     124,492
            90,941              Government National Mortgage Association I,
                                4.5%, 4/15/35                                                      97,158
         1,132,855              Government National Mortgage Association I,
                                4.5%, 6/15/40                                                   1,212,227
           909,552              Government National Mortgage Association I,
                                4.5%, 6/15/41                                                     971,787
         1,574,750              Government National Mortgage Association I,
                                4.5%, 6/15/41                                                   1,682,962
           563,734              Government National Mortgage Association I,
                                4.5%, 7/15/41                                                     603,164
         3,072,167              Government National Mortgage Association I,
                                4.5%, 8/15/41                                                   3,284,919
           196,052              Government National Mortgage Association I,
                                4.5%, 9/15/33                                                     212,572
           391,263              Government National Mortgage Association I,
                                4.5%, 9/15/40                                                     421,077
            39,277              Government National Mortgage Association I,
                                5.0%, 10/15/18                                                     41,191
             6,368              Government National Mortgage Association I,
                                5.0%, 10/15/18                                                      6,712
           113,850              Government National Mortgage Association I,
                                5.0%, 6/15/21                                                     120,196
           489,268              Government National Mortgage Association I,
                                5.0%, 9/15/33                                                     540,609
           553,402              Government National Mortgage Association I,
                                5.125%, 10/15/38                                                  615,085
           168,357              Government National Mortgage Association I,
                                5.5%, 1/15/34                                                     189,792
           116,309              Government National Mortgage Association I,
                                5.5%, 1/15/35                                                     131,152
            12,816              Government National Mortgage Association I,
                                5.5%, 10/15/19                                                     13,164
           126,963              Government National Mortgage Association I,
                                5.5%, 10/15/19                                                    130,714

The accompanying notes are an integral part of these financial statements.

64 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                U.S. GOVERNMENT AND AGENCY
                                OBLIGATIONS -- (continued)
           180,146              Government National Mortgage Association I,
                                5.5%, 10/15/34                                            $       200,859
               303              Government National Mortgage Association I,
                                5.5%, 12/15/18                                                        303
            89,722              Government National Mortgage Association I,
                                5.5%, 12/15/35                                                     99,986
           349,114              Government National Mortgage Association I,
                                5.5%, 2/15/35                                                     393,799
            96,712              Government National Mortgage Association I,
                                5.5%, 2/15/35                                                     107,749
                12              Government National Mortgage Association I,
                                5.5%, 2/15/37                                                          14
            88,323              Government National Mortgage Association I,
                                5.5%, 3/15/37                                                      99,405
           120,064              Government National Mortgage Association I,
                                5.5%, 3/15/37                                                     133,766
           211,428              Government National Mortgage Association I,
                                5.5%, 3/15/37                                                     235,556
           142,922              Government National Mortgage Association I,
                                5.5%, 4/15/34                                                     162,297
            92,775              Government National Mortgage Association I,
                                5.5%, 6/15/35                                                     104,703
            89,727              Government National Mortgage Association I,
                                5.5%, 7/15/33                                                     101,537
           236,956              Government National Mortgage Association I,
                                5.5%, 7/15/34                                                     266,729
            40,165              Government National Mortgage Association I,
                                5.5%, 8/15/19                                                      41,182
            28,470              Government National Mortgage Association I,
                                5.5%, 9/15/19                                                      28,655
            90,410              Government National Mortgage Association I,
                                5.5%, 9/15/19                                                      92,699
            30,738              Government National Mortgage Association I,
                                5.5%, 9/15/19                                                      31,344
           218,707              Government National Mortgage Association I,
                                5.75%, 10/15/38                                                   245,799
            70,747              Government National Mortgage Association I,
                                5.75%, 10/15/38                                                    80,040
            21,067              Government National Mortgage Association I,
                                6.0%, 1/15/33                                                      23,858
            98,879              Government National Mortgage Association I,
                                6.0%, 1/15/33                                                     114,511
            50,391              Government National Mortgage Association I,
                                6.0%, 1/15/34                                                      58,328
            30,563              Government National Mortgage Association I,
                                6.0%, 10/15/33                                                     34,613

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 65

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                U.S. GOVERNMENT AND AGENCY
                                OBLIGATIONS -- (continued)
           357,995              Government National Mortgage Association I,
                                6.0%, 10/15/37                                            $       405,412
           198,564              Government National Mortgage Association I,
                                6.0%, 11/15/33                                                    225,839
            99,473              Government National Mortgage Association I,
                                6.0%, 2/15/33                                                     114,966
            76,529              Government National Mortgage Association I,
                                6.0%, 2/15/33                                                      88,513
            77,107              Government National Mortgage Association I,
                                6.0%, 3/15/33                                                      91,373
             9,501              Government National Mortgage Association I,
                                6.0%, 3/15/33                                                      10,834
            42,191              Government National Mortgage Association I,
                                6.0%, 3/15/33                                                      48,855
           150,416              Government National Mortgage Association I,
                                6.0%, 5/15/33                                                     175,296
            31,970              Government National Mortgage Association I,
                                6.0%, 5/15/33                                                      36,214
           270,880              Government National Mortgage Association I,
                                6.0%, 5/15/33                                                     306,909
             1,562              Government National Mortgage Association I,
                                6.0%, 6/15/17                                                       1,563
             2,383              Government National Mortgage Association I,
                                6.0%, 6/15/17                                                       2,387
            73,264              Government National Mortgage Association I,
                                6.0%, 6/15/33                                                      84,407
           205,351              Government National Mortgage Association I,
                                6.0%, 6/15/33                                                     237,835
             6,457              Government National Mortgage Association I,
                                6.0%, 7/15/17                                                       6,468
             4,544              Government National Mortgage Association I,
                                6.0%, 7/15/17                                                       4,551
           155,250              Government National Mortgage Association I,
                                6.0%, 7/15/33                                                     180,627
            72,949              Government National Mortgage Association I,
                                6.0%, 7/15/33                                                      84,146
           433,503              Government National Mortgage Association I,
                                6.0%, 7/15/38                                                     490,713
           140,633              Government National Mortgage Association I,
                                6.0%, 8/15/32                                                     162,944
             7,831              Government National Mortgage Association I,
                                6.0%, 9/15/19                                                       7,846
            99,694              Government National Mortgage Association I,
                                6.0%, 9/15/33                                                     112,932
            51,689              Government National Mortgage Association I,
                                6.0%, 9/15/33                                                      59,377

The accompanying notes are an integral part of these financial statements.

66 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                U.S. GOVERNMENT AND AGENCY
                                OBLIGATIONS -- (continued)
             9,911              Government National Mortgage Association I,
                                6.5%, 1/15/29                                             $        11,240
             3,113              Government National Mortgage Association I,
                                6.5%, 10/15/31                                                      3,531
             1,348              Government National Mortgage Association I,
                                6.5%, 10/15/31                                                      1,529
            13,393              Government National Mortgage Association I,
                                6.5%, 10/15/32                                                     15,189
            48,084              Government National Mortgage Association I,
                                6.5%, 11/15/32                                                     56,612
               319              Government National Mortgage Association I,
                                6.5%, 12/15/31                                                        372
             3,329              Government National Mortgage Association I,
                                6.5%, 2/15/32                                                       3,913
             1,696              Government National Mortgage Association I,
                                6.5%, 3/15/32                                                       1,970
             1,548              Government National Mortgage Association I,
                                6.5%, 5/15/29                                                       1,790
            15,082              Government National Mortgage Association I,
                                6.5%, 5/15/32                                                      17,105
             3,540              Government National Mortgage Association I,
                                6.5%, 6/15/32                                                       4,014
             3,070              Government National Mortgage Association I,
                                6.5%, 6/15/32                                                       3,482
             4,709              Government National Mortgage Association I,
                                6.5%, 7/15/32                                                       5,341
             6,360              Government National Mortgage Association I,
                                6.5%, 7/15/32                                                       7,213
            22,434              Government National Mortgage Association I,
                                6.5%, 7/15/35                                                      25,444
             2,509              Government National Mortgage Association I,
                                6.5%, 8/15/32                                                       2,846
            28,097              Government National Mortgage Association I,
                                6.5%, 8/15/32                                                      31,867
             2,999              Government National Mortgage Association I,
                                6.5%, 8/15/32                                                       3,402
            67,258              Government National Mortgage Association I,
                                6.5%, 9/15/32                                                      76,282
            38,538              Government National Mortgage Association I,
                                6.5%, 9/15/32                                                      43,709
               498              Government National Mortgage Association I,
                                7.0%, 5/15/29                                                         557
               289              Government National Mortgage Association I,
                                7.0%, 5/15/29                                                         313
               789              Government National Mortgage Association I,
                                7.0%, 5/15/31                                                         814

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 67

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                U.S. GOVERNMENT AND AGENCY
                                OBLIGATIONS -- (continued)
             7,432              Government National Mortgage Association I,
                                7.0%, 8/15/29                                             $         7,588
                91              Government National Mortgage Association I,
                                7.5%, 8/15/29                                                          92
         6,770,903              Government National Mortgage Association II,
                                3.0%, 8/20/46                                                   6,838,245
        14,769,759              Government National Mortgage Association II,
                                3.0%, 9/20/46                                                  14,916,656
        14,103,288              Government National Mortgage Association II,
                                3.5%, 1/20/47                                                  14,639,867
         1,836,780              Government National Mortgage Association II,
                                3.5%, 3/20/45                                                   1,907,075
         3,032,067              Government National Mortgage Association II,
                                3.5%, 3/20/46                                                   3,168,623
         2,417,874              Government National Mortgage Association II,
                                3.5%, 4/20/45                                                   2,513,119
         2,863,120              Government National Mortgage Association II,
                                3.5%, 4/20/45                                                   2,976,025
         1,133,994              Government National Mortgage Association II,
                                3.5%, 4/20/45                                                   1,178,614
         9,572,986              Government National Mortgage Association II,
                                3.5%, 8/20/45                                                   9,937,203
         6,644,347              Government National Mortgage Association II,
                                4.0%, 10/20/44                                                  7,022,749
        14,594,412              Government National Mortgage Association II,
                                4.0%, 10/20/46                                                 15,425,577
           467,216              Government National Mortgage Association II,
                                4.5%, 1/20/35                                                     503,074
        13,776,776              Government National Mortgage Association II,
                                4.5%, 1/20/47                                                  14,731,285
         3,146,947              Government National Mortgage Association II,
                                4.5%, 10/20/44                                                  3,363,226
         6,754,235              Government National Mortgage Association II,
                                4.5%, 11/20/44                                                  7,218,430
           752,680              Government National Mortgage Association II,
                                4.5%, 12/20/34                                                    810,975
        13,944,873              Government National Mortgage Association II,
                                4.5%, 2/20/47                                                  14,917,631
           411,359              Government National Mortgage Association II,
                                4.5%, 3/20/35                                                     442,986
         4,343,467              Government National Mortgage Association II,
                                4.5%, 9/20/41                                                   4,689,626
             7,314              Government National Mortgage Association II,
                                5.5%, 10/20/37                                                      8,099
           119,526              Government National Mortgage Association II,
                                5.5%, 3/20/34                                                     137,061

The accompanying notes are an integral part of these financial statements.

68 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                U.S. GOVERNMENT AND AGENCY
                                OBLIGATIONS -- (continued)
           171,353              Government National Mortgage Association II,
                                6.0%, 10/20/33                                            $       197,475
            49,261              Government National Mortgage Association II,
                                6.0%, 5/20/32                                                      55,331
               263              Government National Mortgage Association II,
                                6.5%, 1/20/28                                                         301
             4,165              Government National Mortgage Association II,
                                7.0%, 1/20/29                                                       4,911
        70,000,000              U.S. Treasury Bill, 4/13/17 (d)                                69,985,930
       122,372,095              U.S. Treasury Inflation Indexed Bonds,
                                0.75%, 2/15/45                                                116,489,431
        64,152,364              U.S. Treasury Inflation Indexed Bonds,
                                1.0%, 2/15/46                                                  65,127,415
                                                                                          ---------------
                                                                                          $ 1,539,094,915
---------------------------------------------------------------------------------------------------------
                                TOTAL U.S. GOVERNMENT AND
                                AGENCY OBLIGATIONS
                                (Cost $1,540,699,961)                                     $ 1,539,094,915
---------------------------------------------------------------------------------------------------------
                                FOREIGN GOVERNMENT BONDS -- 4.1%
        10,915,000              Africa Finance Corp., 4.375%, 4/29/20 (144A)              $    11,278,710
         4,090,000              Argentine Republic Government International
                                Bond, 7.5%, 4/22/26 (144A)                                      4,347,670
        15,900,000              Brazil Minas SPE via State of Minas Gerais,
                                5.333%, 2/15/28 (144A)                                         15,741,000
BRL     12,745,000              Brazilian Government International Bond,
                                10.25%, 1/10/28                                                 4,136,465
         8,500,000              City of Buenos Aires Argentina, 7.5%,
                                6/1/27 (144A)                                                   8,797,500
EGP    157,925,000              Egypt Treasury Bill, 3/6/18 (d)                                 7,437,620
GHS     41,095,000              Ghana Government Bond, 24.5%, 4/22/19                          10,137,491
GHS     18,320,000              Ghana Government Bond, 24.75%, 7/19/21                          4,853,260
         4,160,000       5.00   Hazine Mustesarligi, Floating Rate Note,
                                4/6/23 (144A)                                                   4,160,000
         4,865,000              Ivory Coast Government International Bond,
                                6.375%, 3/3/28 (144A)                                           4,761,862
MXN    272,040,000              Mexican Bonos, 6.5%, 6/9/22                                    14,253,265
MXN     46,890,000              Mexican Bonos, 7.5%, 6/3/27                                     2,572,846
MXN    349,645,741              Mexican Udibonos, 2.0%, 6/9/22                                 17,517,330
MXN    174,937,358              Mexican Udibonos, 3.5%, 12/14/17                                9,342,724
         8,860,000              Namibia International Bonds, 5.25%,
                                10/29/25 (144A)                                                 8,924,678
NZD     47,070,000              New Zealand Government Bond, 4.5%, 4/15/27                     36,631,827
NOK     63,500,000              Norway Government Bond, 2.0%, 5/24/23                           7,756,434
NOK    118,980,000              Norway Government Bond, 4.5%, 5/22/19                          15,009,772

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 69

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                FOREIGN GOVERNMENT BONDS -- (continued)
         2,881,200              Province of Salta Argentina, 9.5%,
                                3/16/22 (144A)                                            $     3,054,072
         2,315,000              Provincia de Buenos Aires Argentina, 9.125%,
                                3/16/24 (144A)                                                  2,566,756
         8,955,000              Provincia del Chubut Argentina, 7.75%,
                                7/26/26 (144A)                                                  8,868,942
AUD     20,665,000              Queensland Treasury Corp., 5.5%, 6/21/21                       17,779,089
         2,050,000              Republic of Argentina Government Bond,
                                6.625%, 7/6/28                                                  2,009,000
RON     41,660,000              Romania Government Bond, 5.85%, 4/26/23                        11,186,061
RON      9,400,000              Romania Government Bond, 5.95%, 6/11/21                         2,495,596
RUB         25,000              Russian Federal Bond -- OFZ, 7.6%, 7/20/22                            441
         6,075,000              Turkey Government International Bond,
                                6.0%, 3/25/27                                                   6,310,406
                                                                                          ---------------
                                                                                          $   241,930,817
---------------------------------------------------------------------------------------------------------
                                TOTAL FOREIGN GOVERNMENT BONDS
                                (Cost $273,299,004)                                       $   241,930,817
---------------------------------------------------------------------------------------------------------
                                MUNICIPAL BONDS -- 1.5% (f)
                                Municipal Development -- 0.5%
         7,050,000       5.90   Brazos Harbor Industrial Development Corp.,
                                Floating Rate Note, 5/1/38                                $     7,303,659
        19,893,000              New Jersey Economic Development
                                Authority, 2/15/18 (d)                                         19,537,711
                                                                                          ---------------
                                                                                          $    26,841,370
---------------------------------------------------------------------------------------------------------
                                Municipal Education -- 0.0%+
         2,300,000              Amherst College, 3.794%, 11/1/42                          $     2,233,675
---------------------------------------------------------------------------------------------------------
                                Municipal General -- 0.4%
        17,600,000              JobsOhio Beverage System, 3.985%, 1/1/29                  $    18,636,640
         4,480,000              JobsOhio Beverage System, 4.532%, 1/1/35                        4,826,304
                                                                                          ---------------
                                                                                          $    23,462,944
---------------------------------------------------------------------------------------------------------
                                Higher Municipal Education -- 0.3%
         4,550,000              Baylor University, 4.313%, 3/1/42                         $     4,673,305
         5,155,000              California Educational Facilities Authority,
                                5.0%, 6/1/46                                                    6,661,858
         2,840,000              Massachusetts Development Finance Agency,
                                Harvard University-Series A, 5.0%, 7/15/40                      3,614,837
         4,025,000              Massachusetts Institute of Technology, 5.6%,
                                7/1/11                                                          4,970,621
                                                                                          ---------------
                                                                                          $    19,920,621
---------------------------------------------------------------------------------------------------------
                                Municipal Medical -- 0.1%
         3,150,000       0.96   Harris County Health Facilities Development Corp.,
                                Floating Rate Note, 12/1/41                               $     3,150,000

The accompanying notes are an integral part of these financial statements.

70 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                Municipal Medical -- (continued)
         3,385,000       0.96   Harris County Health Facilities Development Corp.,
                                Floating Rate Note, 12/1/41                               $     3,385,000
                                                                                          ---------------
                                                                                          $     6,535,000
---------------------------------------------------------------------------------------------------------
                                Municipal Transportation -- 0.1%
         2,620,000              Port Authority of New York & New Jersey,
                                4.458%, 10/1/62                                           $     2,735,830
---------------------------------------------------------------------------------------------------------
                                Municipal Obligation -- 0.1%
        13,525,000              Commonwealth of Puerto Rico, 8.0%, 7/1/35 (e)             $     8,402,406
---------------------------------------------------------------------------------------------------------
                                TOTAL MUNICIPAL BONDS
                                (Cost $88,004,134)                                        $    90,131,846
---------------------------------------------------------------------------------------------------------
                                SENIOR FLOATING RATE LOAN
                                INTERESTS -- 8.7%**
                                ENERGY -- 0.3%
                                Oil & Gas Refining & Marketing -- 0.1%
         1,879,430       2.98   Pilot Travel Centers LLC, Initial Tranche B Term
                                Loan, 5/25/23                                             $     1,893,721
---------------------------------------------------------------------------------------------------------
                                Oil & Gas Storage & Transportation -- 0.2%
         2,650,000       3.73   Energy Transfer Equity LP, Loan, 2/2/24                   $     2,647,162
        10,403,521       6.25   Gulf Finance LLC, Tranche B Term Loan, 8/17/23                 10,403,521
                                                                                          ---------------
                                                                                          $    13,050,683
---------------------------------------------------------------------------------------------------------
                                Coal & Consumable Fuels -- 0.0%+
         1,392,235       8.15   Long Haul Holdings, Ltd., Facility B Loan,
                                11/17/13 (e)                                              $       222,758
                                                                                          ---------------
                                Total Energy                                              $    15,167,162
---------------------------------------------------------------------------------------------------------
                                MATERIALS -- 0.9%
                                Commodity Chemicals -- 0.0%+
         1,690,213       4.65   Tronox Pigments Holland BV, New Term
                                Loan, 3/19/20                                             $     1,702,727
---------------------------------------------------------------------------------------------------------
                                Fertilizers & Agricultural Chemicals -- 0.1%
         4,200,188       4.48   Methanol Holdings Trinidad, Ltd., Initial Term
                                Loan, 6/2/22                                              $     4,196,197
---------------------------------------------------------------------------------------------------------
                                Specialty Chemicals -- 0.2%
         3,910,989       3.65   Axalta Coating Systems US Holdings, Inc.,
                                Term B-1 Dollar Loan, 2/1/20                              $     3,949,794
           122,796       4.40   Kloeckner Pentaplast of America, Inc., Initial
                                German Borrower Dollar Term Loan, 4/28/20                         124,216
           287,344       4.40   Kloeckner Pentaplast of America, Inc., Initial
                                U.S. Dollar Term Loan, 4/28/20                                    290,666
         5,620,785       5.00   MacDermid, Inc., Tranche B-4 Term
                                Loan, 10/13/23                                                  5,675,239
           995,000       5.25   OMNOVA Solutions, Inc., Term B-2 Loan, 8/17/23                  1,008,681
           453,598       3.03   WR Grace & Co-Conn, U.S. Term Loan, 1/23/21                       455,582
                                                                                          ---------------
                                                                                          $    11,504,178
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 71

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                Construction Materials -- 0.1%
           523,398       4.30   CeramTec Acquisition Corp., Initial Dollar
                                Term B-2 Loan, 8/30/20                                    $       526,833
         1,369,178       4.30   CeramTec GmbH, Dollar Term B-3 Loan, 8/30/20                    1,378,164
         4,485,460       4.30   CeramTec GmbH, Initial Dollar Term B-1
                                Loan, 8/30/20                                                   4,514,898
                                                                                          ---------------
                                                                                          $     6,419,895
---------------------------------------------------------------------------------------------------------
                                Metal & Glass Containers -- 0.1%
         3,290,058       0.00   BWay Holding Co., Term Loan B, 3/23/24                    $     3,288,002
         4,884,530       4.75   BWay Holding Co., Initial Term Loan
                                (2016), 8/14/23                                                 4,885,839
                                                                                          ---------------
                                                                                          $     8,173,841
---------------------------------------------------------------------------------------------------------
                                Paper Packaging -- 0.2%
         4,325,000       6.65   Caraustar Industries, Inc., Refinancing Term
                                Loan, 3/9/22                                              $     4,368,250
         6,630,173       4.65   Coveris Holdings SA, USD Term Loan, 4/14/19                     6,667,467
                                                                                          ---------------
                                                                                          $    11,035,717
---------------------------------------------------------------------------------------------------------
                                Diversified Metals & Mining -- 0.1%
           815,553       3.75   Fortescue Metals Group, Ltd., Bank Loan, 6/30/19          $       820,956
         1,853,486       4.19   US Silica Co., Term Loan, 7/23/20                               1,851,750
                                                                                          ---------------
                                                                                          $     2,672,706
---------------------------------------------------------------------------------------------------------
                                Paper Products -- 0.1%
         4,821,316       7.75   Appvion, Inc., Term Commitment, 6/28/19                   $     4,706,810
         2,101,547       4.25   Rack Holdings, Inc., Tranche B-1 USD Term
                                Loan, 10/1/21                                                   2,106,801
                                                                                          ---------------
                                                                                          $     6,813,611
                                                                                          ---------------
                                Total Materials                                           $    52,518,872
---------------------------------------------------------------------------------------------------------
                                CAPITAL GOODS -- 1.5%
                                Aerospace & Defense -- 0.5%
         5,041,799       4.15   Accudyne Industries Borrower SCA, Refinancing
                                Term Loan, 12/13/19                                       $     4,767,021
         3,261,066       5.50   Alion Science & Technology Corp., Term Loan
                                (First Lien), 8/13/21                                           3,265,142
         5,804,208       3.73   DigitalGlobe, Inc., Term Loan, 12/22/23                         5,830,808
         8,000,000       7.13   DynCorp International, Inc., Term Loan B2, 7/7/20               8,025,000
         7,071,432       5.65   The SI Organization, Inc., Term Loan (First
                                Lien), 11/19/19                                                 7,184,136
                                                                                          ---------------
                                                                                          $    29,072,107
---------------------------------------------------------------------------------------------------------
                                Building Products -- 0.2%
         1,657,596       4.15   Atkore International, Inc., Initial Incremental
                                Term Loan (First Lien), 12/22/23                          $     1,673,827
           850,771       4.00   Builders FirstSource, Inc., Refinancing Term
                                Loan, 2/29/24                                                     851,409

The accompanying notes are an integral part of these financial statements.

72 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                Building Products -- (continued)
         2,166,009       4.23   Quikrete Holdings, Inc., Initial Loan (First
                                Lien), 11/3/23                                            $     2,191,280
           957,938       3.73   Summit Materials LLC, Restatement Effective
                                Date Term Loan, 6/26/22                                           968,415
         3,883,515       4.25   Unifrax Corp., New Term B Loan, 12/31/19                        3,882,303
EUR      3,730,035       4.50   Unifrax I LLC, New Term Euro Loan, 11/28/18                     4,000,114
         1,000,000       0.00   Unifrax, Inc., LLC 1st Lien Term Loan B, 3/30/24                1,008,750
                                                                                          ---------------
                                                                                          $    14,576,098
---------------------------------------------------------------------------------------------------------
                                Electrical Components & Equipment -- 0.1%
         3,208,627       5.40   Pelican Products, Inc., Term Loan (First
                                Lien), 4/8/20                                             $     3,211,636
         2,117,916       6.50   WireCo WorldGroup, Inc., Initial Term Loan (First
                                Lien), 7/22/23                                                  2,140,859
                                                                                          ---------------
                                                                                          $     5,352,495
---------------------------------------------------------------------------------------------------------
                                Industrial Conglomerates -- 0.1%
         1,503,205       4.50   Doosan Infracore, Tranche B Term, 5/28/21                 $     1,521,995
         3,055,994       4.40   Gates Global LLC, Tranche B Term Loan (First
                                Lien), 6/12/21                                                  3,065,544
         3,500,000       3.00   Milacron LLC, Term B Loan, 9/25/23                              3,521,875
                                                                                          ---------------
                                                                                          $     8,109,414
---------------------------------------------------------------------------------------------------------
                                Construction & Farm Machinery & Heavy
                                Trucks -- 0.1%
         2,622,444       5.00   Navistar, Inc., Tranche B Term Loan, 8/7/20               $     2,656,318
         1,610,273       3.54   Terex Corp., U.S. Term Loan (2017), 1/31/24                     1,618,659
                                                                                          ---------------
                                                                                          $     4,274,977
---------------------------------------------------------------------------------------------------------
                                Industrial Machinery -- 0.3%
        14,602,437       5.23   NN, Inc., Tranche B Term Loan, 10/19/22                   $    14,627,538
         3,273,627       5.25   Tank Holding Corp., Initial Term Loan, 7/9/19                   3,285,903
                                                                                          ---------------
                                                                                          $    17,913,441
---------------------------------------------------------------------------------------------------------
                                Trading Companies & Distributors -- 0.2%
         4,307,504       4.90   Nexeo Solutions LLC, Term B Loan, 6/9/23                  $     4,361,348
         6,294,350       3.73   Univar USA, Inc., Term B-2 Loan, 7/1/22                         6,310,086
         3,415,205       4.22   WESCO Distribution, Inc., Tranche B-1
                                Loan, 12/12/19                                                  3,429,081
                                                                                          ---------------
                                                                                          $    14,100,515
                                                                                          ---------------
                                Total Capital Goods                                       $    93,399,047
---------------------------------------------------------------------------------------------------------
                                COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                                Environmental & Facilities Services -- 0.1%
         2,621,500       3.73   Waste Industries USA, Inc., Term B Loan, 2/27/20          $     2,637,066
           478,013       5.50   Wastequip LLC, Term Loan, 8/9/19                                  480,204
         3,591,726       3.69   WCA Waste Systems Inc., Term Loan (First
                                Lien), 8/12/23                                                  3,611,182
                                                                                          ---------------
                                                                                          $     6,728,452
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 73

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                Office Services & Supplies -- 0.0%+
           893,261       3.54   West Corp., Refinanced Term B-12 Loan, 6/17/23            $       896,499
---------------------------------------------------------------------------------------------------------
                                Security & Alarm Services -- 0.1%
         4,016,020       4.01   Garda World Security Corp., Term B
                                Loan, 11/1/20                                             $     4,031,915
         1,027,354       4.01   Garda World Security Corp., Term B
                                Loan, 11/8/20                                                   1,031,420
                                                                                          ---------------
                                                                                          $     5,063,335
                                                                                          ---------------
                                Total Commercial Services & Supplies                      $    12,688,286
---------------------------------------------------------------------------------------------------------
                                TRANSPORTATION -- 0.1%
                                Airlines -- 0.1%
         1,092,274       3.41   American Airlines, Inc., Class B Term
                                Loan, 12/15/23                                            $     1,095,004
         5,155,751       3.35   Delta Air Lines, Inc., 2014 Term B-1
                                Loan, 10/18/18                                                  5,197,239
           962,500       0.00   United AirLines, Inc., Term Loan B, 4/1/24                        967,012
                                                                                          ---------------
                                                                                          $     7,259,255
---------------------------------------------------------------------------------------------------------
                                Marine -- 0.0%+
         1,650,000       6.00   Navios Maritime Partners LP (Navios Partners
                                Finance (US) Inc.), Initial Term Loan, 9/6/20             $     1,635,562
                                                                                          ---------------
                                Total Transportation                                      $     8,894,817
---------------------------------------------------------------------------------------------------------
                                AUTOMOBILES & COMPONENTS -- 0.2%
                                Auto Parts & Equipment -- 0.2%
         2,215,000       3.00   American Axle & Manufacturing, Inc., Term
                                Loan B, 3/9/24                                            $     2,221,461
         2,462,121       4.75   Federal-Mogul Corp., Tranche C
                                Term, 4/15/21                                                   2,457,505
         2,413,051       3.75   MPG Holdco I, Inc., Tranche B-1 Term Loan
                                (2015), 10/20/21                                                2,420,592
         5,885,660       3.73   TI Group Automotive Systems LLC, Initial US
                                Term Loan, 6/25/22                                              5,926,123
           883,051       3.62   Tower Automotive Holdings USA LLC, Initial
                                Term Loan, 3/6/24                                                 882,499
                                                                                          ---------------
                                                                                          $    13,908,180
---------------------------------------------------------------------------------------------------------
                                Tires & Rubber -- 0.0%+
         3,308,333       2.86   The Goodyear Tire & Rubber Co., Term Loan
                                (Second Lien), 3/27/19                                    $     3,324,875
                                                                                          ---------------
                                Total Automobiles & Components                            $    17,233,055
---------------------------------------------------------------------------------------------------------
                                CONSUMER DURABLES & APPAREL -- 0.2%
                                Housewares & Specialties -- 0.1%
         3,060,350       3.73   Prestige Brands, Inc., Term B-4 Loan, 1/20/24             $     3,091,590
         3,382,809       3.98   Reynolds Group Holdings, Inc., Incremental
                                U.S. Term Loan, 2/5/23                                          3,400,781
                                                                                          ---------------
                                                                                          $     6,492,371
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

74 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                Leisure Products -- 0.1%
         1,000,000       5.97   Bass Pro Group LLC, Initial Term Loan, 11/16/23           $       965,833
         2,182,552       4.04   BRP US, Inc., Term B Loan, 6/30/23                              2,197,103
                                                                                          ---------------
                                                                                          $     3,162,936
                                                                                          ---------------
                                Total Consumer Durables & Apparel                         $     9,655,307
---------------------------------------------------------------------------------------------------------
                                CONSUMER SERVICES -- 0.8%
                                Casinos & Gaming -- 0.1%
         8,041,787       4.85   Scientific Games International, Inc., Initial
                                Term B-3 Loan, 10/1/21                                    $     8,151,526
---------------------------------------------------------------------------------------------------------
                                Hotels, Resorts & Cruise Lines -- 0.1%
         3,947,574       3.73   Sabre GLBL, Inc., 2017 Incremental Term
                                Loan, 2/16/24                                             $     3,980,635
---------------------------------------------------------------------------------------------------------
                                Leisure Facilities -- 0.2%
         7,374,739       6.00   L.A. Fitness International, LLC, Tranche B Term
                                Loan (First Lien), 4/25/20                                $     7,443,878
         1,230,704       3.24   Six Flags Theme Parks, Inc., Tranche B Term
                                Loan, 6/30/22                                                   1,244,165
                                                                                          ---------------
                                                                                          $     8,688,043
---------------------------------------------------------------------------------------------------------
                                Restaurants -- 0.1%
         4,644,578       4.04   Landry's, Inc., B Term Loan, 9/22/23                      $     4,690,610
---------------------------------------------------------------------------------------------------------
                                Education Services -- 0.2%
         2,151,271       5.25   Cengage Learning, Inc., 2016 Refinancing
                                Term Loan, 5/27/23                                        $     2,060,227
         2,530,257       4.00   Houghton Mifflin Harcourt Publishers, Inc.,
                                Term Loan, 5/11/21                                              2,353,139
         2,378,181       8.51   Laureate Education, Inc., Series 2021 Extended
                                Term Loan, 3/23/21                                              2,403,821
         5,299,390       4.55   Nord Anglia Education, Initial Term Loan, 3/31/21               5,357,355
                                                                                          ---------------
                                                                                          $    12,174,542
---------------------------------------------------------------------------------------------------------
                                Specialized Consumer Services -- 0.1%
         1,201,151       5.50   Allied Universal Holdco LLC, Incremental Term
                                Loan, 7/28/22                                             $     1,209,785
         2,033,228       5.25   GENEX Holdings, Inc., Term B Loan (First
                                Lien), 5/22/21                                                  2,040,853
         1,856,535       5.40   KC Mergersub, Inc., Term B-1 Loan, 8/13/22                      1,872,394
         1,425,653       4.25   Prime Security Services Borrower LLC, 2016-2
                                Refinancing Term B-1 Loan (First Lien), 5/2/22                  1,440,418
            51,248       4.38   WASH Multifamily Laundry Systems LLC, Initial
                                Canadian Term Loan (First Lien), 5/15/22                           51,280
           292,627       4.25   WASH Multifamily Laundry Systems LLC, Initial
                                US Term Loan (First Lien), 5/5/22                                 292,810
         1,114,820       4.34   Weight Watchers International, Inc., Initial
                                Tranche B-2 Term Loan, 4/2/20                                   1,043,849
                                                                                          ---------------
                                                                                          $     7,951,389
                                                                                          ---------------
                                Total Consumer Services                                   $    45,636,745
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 75

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                MEDIA -- 0.6%
                                Advertising -- 0.1%
         7,295,059       6.75   Affinion Group, Inc., Tranche B Term
                                Loan, 4/30/18                                             $     7,278,448
---------------------------------------------------------------------------------------------------------
                                Broadcasting -- 0.2%
           200,000       0.00   CBS Radio, Inc., Term B-1 Loan, 3/2/24                    $       201,542
           831,354       4.55   Entercom Radio LLC, Term B Loan, 11/1/23                          837,070
         1,765,060       4.25   Hubbard Radio LLC, Term Loan, 5/12/22                           1,765,060
         6,786,043       3.75   Univision Communications, Inc., 2017
                                Replacement Repriced First-Lien Term
                                Loan, 3/15/24                                                   6,746,812
                                                                                          ---------------
                                                                                          $     9,550,484
---------------------------------------------------------------------------------------------------------
                                Cable & Satellite -- 0.2%
         2,449,165       3.89   Intelsat Jackson Holdings SA, Tranche B-2
                                Term Loan, 6/30/19                                        $     2,415,489
         3,696,000       3.45   MCC Iowa LLC, Tranche H Term Loan, 1/29/21                      3,723,698
         2,447,293       6.90   MediArena Acquisition BV, Dollar Term B Loan
                                (First Lien), 8/6/21                                            2,207,458
         5,910,000       3.41   Ziggo Secured Finance Partnership, Term
                                Loan E Facility, 4/25/25                                        5,902,612
                                                                                          ---------------
                                                                                          $    14,249,257
---------------------------------------------------------------------------------------------------------
                                Movies & Entertainment -- 0.1%
         1,481,203       5.15   CDS US Intermediate Holdings, Inc., Initial
                                Term Loan (First Lien), 6/25/22                           $     1,495,274
           434,189       4.65   NVA Holdings, Inc., Term B-2 Loan (First
                                Lien), 8/14/21                                                    438,893
         3,699,158       3.75   WMG Acquisition Corp., Tranche C Term
                                Loan, 11/1/23                                                   3,718,812
                                                                                          ---------------
                                                                                          $     5,652,979
                                                                                          ---------------
                                Total Media                                               $    36,731,168
---------------------------------------------------------------------------------------------------------
                                RETAILING -- 0.2%
                                Home Improvement Retail -- 0.0%+
         4,018,646       4.50   Apex Tool Group LLC, Term Loan, 2/1/20                    $     3,993,530
---------------------------------------------------------------------------------------------------------
                                Specialty Stores -- 0.1%
         5,410,460       4.02   PetSmart, Inc., Tranche B-2 Loan, 3/10/22                 $     5,188,632
---------------------------------------------------------------------------------------------------------
                                Automotive Retail -- 0.1%
         4,689,537       4.61   CWGS Group LLC, Term Loan, 11/3/23                        $     4,724,709
           702,141       3.73   The Hertz Corp., Tranche B-1 Term Loan, 6/30/23                   704,281
                                                                                          ---------------
                                                                                          $     5,428,990
                                                                                          ---------------
                                Total Retailing                                           $    14,611,152
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

76 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                FOOD & STAPLES RETAILING -- 0.1%
                                Food Distributors -- 0.1%
           698,968       4.00   AdvancePierre Foods, Inc., Effective Date
                                Loan, 5/18/23                                             $       707,778
         4,150,289       5.00   CSM Bakery Solutions LLC, Term Loan (First
                                Lien), 7/3/20                                                   3,919,429
           481,714       4.31   Del Monte Foods Consumer Products, Inc.,
                                Term Loan (First Lien), 11/26/20                                  400,626
                                                                                          ---------------
                                                                                          $     5,027,833
---------------------------------------------------------------------------------------------------------
                                Food Retail -- 0.0%+
         1,389,393       4.30   Albertsons LLC, 2016-1 Term B-6 Loan, 6/23/23             $     1,399,380
         1,270,800       3.98   Albertsons LLC, 2016-2 Term B-4 Loan, 8/23/21                   1,278,478
           496,259       4.40   Albertsons LLC, 2016-2 Term B-5
                                Loan, 12/23/22                                                    499,749
                                                                                          ---------------
                                                                                          $     3,177,607
                                                                                          ---------------
                                Total Food & Staples Retailing                            $     8,205,440
---------------------------------------------------------------------------------------------------------
                                FOOD, BEVERAGE & TOBACCO -- 0.1%
                                Packaged Foods & Meats -- 0.1%
         2,368,100       6.50   Give and Go Prepared Foods Corp., Term
                                Loan (First Lien), 7/12/23                                $     2,388,821
         1,273,483       3.29   JBS USA Lux SA (f.k.a. JBS USA, LLC), Initial
                                Term Loan, 10/30/22                                             1,278,126
           789,873       5.08   Shearer's Foods, LLC, Term Loan (First
                                Lien), 6/19/21                                                    790,203
                                                                                          ---------------
                                                                                          $     4,457,150
                                                                                          ---------------
                                Total Food, Beverage & Tobacco                            $     4,457,150
---------------------------------------------------------------------------------------------------------
                                HOUSEHOLD & PERSONAL PRODUCTS -- 0.0%+
                                Personal Products -- 0.0%+
         2,388,000       4.48   Revlon Consumer Products Corp., Initial
                                Term B Loan, 7/22/23                                      $     2,392,974
                                                                                          ---------------
                                Total Household & Personal Products                       $     2,392,974
---------------------------------------------------------------------------------------------------------
                                HEALTH CARE EQUIPMENT & SERVICES -- 1.0%
                                Health Care Supplies -- 0.2%
         6,545,000       4.25   Kinetic Concepts, Inc., Term Loan B, 2/1/24               $     6,548,410
         1,620,325       4.40   Sterigenics-Nordion Holdings LLC, Initial Term
                                Loan, 4/27/22                                                   1,626,401
                                                                                          ---------------
                                                                                          $     8,174,811
---------------------------------------------------------------------------------------------------------
                                Health Care Services -- 0.3%
         5,023,281       4.31   Alliance HealthCare Services, Inc., Initial
                                Term Loan, 6/3/19                                         $     5,010,723
         1,100,866       6.65   Ardent Legacy Acquisitions, Inc., Term
                                Loan, 7/31/21                                                   1,104,306
         4,119,944       6.50   BioScrip, Inc., Initial Term B Loan, 7/31/20                    4,076,170

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 77

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                Health Care Services -- (continued)
         2,471,967       6.50   BioScrip, Inc., Term Loan, 7/31/20                        $     2,445,702
         2,792,068       4.15   Envision Healthcare Corp., Initial Term
                                Loan, 11/17/23                                                  2,823,479
         2,962,406       6.00   HC Group Holdings III, Inc., Initial Term
                                Loan (First Lien), 3/25/22                                      2,925,376
         1,272,072       4.40   National Mentor Holdings, Inc., Tranche B
                                Term Loan, 1/31/21                                              1,277,106
                                                                                          ---------------
                                                                                          $    19,662,862
---------------------------------------------------------------------------------------------------------
                                Health Care Facilities -- 0.4%
         3,772,197       4.05   CHS, Incremental 2021 Term H Loan, 1/27/21                $     3,723,079
         6,070,517       4.50   IASIS Healthcare LLC, Term B-2 Loan, 5/3/18                     6,071,057
         8,691,827       4.56   Kindred Healthcare, Inc., Tranche B Loan
                                (First Lien), 4/10/21                                           8,702,692
         1,965,988       4.50   Select Medical Corp., Tranche B Term
                                Loan, 2/13/24                                                   1,986,877
         3,255,456       5.00   Vizient, Inc., Term B-2 Loan, 2/11/23                           3,290,722
                                                                                          ---------------
                                                                                          $    23,774,427
---------------------------------------------------------------------------------------------------------
                                Managed Health Care -- 0.1%
         1,504,684      10.25   MMM Holdings, Inc., Term Loan, 10/9/17 (e)                $     1,474,591
         1,093,898      10.25   MSO of Puerto Rico, Inc., MSO Term Loan,
                                12/12/17 (e)                                                    1,072,020
                                                                                          ---------------
                                                                                          $     2,546,611
---------------------------------------------------------------------------------------------------------
                                Health Care Technology -- 0.0%+
         1,972,372       3.75   Change Healthcare Holdings, Inc. (fka Emdeon
                                Inc.), Closing Date Term Loan, 2/3/24                     $     1,978,125
---------------------------------------------------------------------------------------------------------
                                Pharmaceuticals -- 0.0%+
         1,741,250       4.90   Genoa a QoL Healthcare Co LLC, Initial Term
                                Loan (First Lien), 10/28/23                               $     1,752,568
                                                                                          ---------------
                                Total Health Care Equipment & Services                    $    57,889,404
---------------------------------------------------------------------------------------------------------
                                PHARMACEUTICALS, BIOTECHNOLOGY &
                                LIFE SCIENCES -- 0.3%
                                Pharmaceuticals -- 0.2%
         1,766,646       5.25   Concordia Healthcare Corp., Initial Dollar
                                Term Loan, 10/20/21                                       $     1,245,486
         2,392,350       4.25   DPx Holdings BV, 2015 Incremental Dollar
                                Term Loan, 1/23/21                                              2,398,972
         2,462,585       4.00   Endo Luxembourg Finance I Co Sarl, 2015
                                Incremental Term B Loan, 6/24/22                                2,466,860
         6,276,854       3.65   RPI Finance Trust, Term B-5 Term Loan, 10/5/22                  6,304,315
                                                                                          ---------------
                                                                                          $    12,415,633
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

78 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                Life Sciences Tools & Services -- 0.1%
         3,496,750       6.01   Albany Molecular Research, Inc., Term
                                Loan, 7/14/21                                             $     3,531,718
                                                                                          ---------------
                                Total Pharmaceuticals, Biotechnology &
                                Life Sciences                                             $    15,947,351
---------------------------------------------------------------------------------------------------------
                                DIVERSIFIED FINANCIALS -- 0.2%
                                Other Diversified Financial Services -- 0.1%
         2,819,168       4.50   Altisource Solutions Sarl, Term B Loan, 12/9/20           $     2,720,497
         2,586,828       3.78   AWAS Finance Luxembourg 2012 SA, Term
                                Loan, 7/16/18                                                   2,601,379
         1,251,250       5.50   Livingston International, Inc., Initial Term B-1
                                Loan (First Lien), 4/18/19                                      1,241,084
         1,007,250       6.00   Ocwen Loan Servicing LLC, Restatement
                                Effective Date Term Loan, 12/5/20                               1,020,050
                                                                                          ---------------
                                                                                          $     7,583,010
---------------------------------------------------------------------------------------------------------
                                Specialized Finance -- 0.1%
         2,676,170       3.48   Trans Union LLC, 2016 Incremental Term B-2
                                Commitment, 4/9/21                                        $     2,700,255
                                                                                          ---------------
                                Total Diversified Financials                              $    10,283,265
---------------------------------------------------------------------------------------------------------
                                INSURANCE -- 0.5%
                                Insurance Brokers -- 0.4%
         2,668,742       4.65   NFP Corp., Term B Loan, 12/9/23                           $     2,699,099
        19,201,741       4.25   USI Insurance Services LLC, Term B
                                Loan, 12/30/19                                                 19,253,739
                                                                                          ---------------
                                                                                          $    21,952,838
---------------------------------------------------------------------------------------------------------
                                Multi-line Insurance -- 0.0%+
           495,684       4.39   Alliant Holdings Intermediate LLC, Initial
                                Term Loan, 7/28/22                                        $       499,763
---------------------------------------------------------------------------------------------------------
                                Property & Casualty Insurance -- 0.1%
         5,034,786       5.75   Confie Seguros Holding II Co., Term B
                                Loan, 4/13/22                                             $     5,061,219
                                                                                          ---------------
                                Total Insurance                                           $    27,513,820
---------------------------------------------------------------------------------------------------------
                                REAL ESTATE -- 0.1%
                                Specialized REIT -- 0.1%
         9,223,308       4.00   Uniti Group, Inc., Shortfall Term Loan, 10/24/22          $     9,217,497
                                                                                          ---------------
                                Total Real Estate                                         $     9,217,497
---------------------------------------------------------------------------------------------------------
                                SOFTWARE & SERVICES -- 0.6%
                                IT Consulting & Other Services -- 0.3%
        11,471,389       5.75   Evergreen Skills Lux Sarl, Initial Term Loan
                                (First Lien), 4/23/21                                     $    10,575,187
         1,227,050       4.54   PSAV Presentation Services, Tranche B Term
                                Loan (First Lien), 1/24/21                                      1,231,651

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 79

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                IT Consulting & Other Services -- (continued)
         2,962,406       6.56   Sitel Worldwide Corp.,Term B-1 Loan (First
                                Lien), 8/21/21                                            $     2,959,630
           656,452       7.00   TaxAct, Inc., Initial Term Loan, 12/31/22                         662,196
                                                                                          ---------------
                                                                                          $    15,428,664
---------------------------------------------------------------------------------------------------------
                                Data Processing & Outsourced Services -- 0.1%
         1,577,413       3.98   First Data Corp., 2021C New Dollar Term
                                Loan, 3/24/21                                             $     1,590,723
         2,798,860       3.98   First Data Corp., 2022C New Dollar Term
                                Loan, 7/10/22                                                   2,824,710
                                                                                          ---------------
                                                                                          $     4,415,433
---------------------------------------------------------------------------------------------------------
                                Application Software -- 0.2%
         3,233,750       6.29   DTI HoldCo, Inc., Term Loan (First Lien), 9/23/23         $     3,189,286
         2,365,373       4.79   MA FinanceCo LLC, Initial Tranche B-2 Term
                                Loan, 11/20/21                                                  2,387,125
         3,455,809       6.40   STG-Fairway Acquisitions, Inc., Term Loan (First
                                Lien), 6/30/22                                                  3,373,733
         4,003,553       3.76   Verint Systems, Inc., Tranche B-2 Term Loan
                                (First Lien), 9/6/19                                            4,027,074
                                                                                          ---------------
                                                                                          $    12,977,218
---------------------------------------------------------------------------------------------------------
                                Systems Software -- 0.0%+
         1,364,485       5.00   Sybil Software LLC, Initial Dollar Term
                                Loan, 8/3/22                                              $     1,375,891
                                                                                          ---------------
                                Total Software & Services                                 $    34,197,206
---------------------------------------------------------------------------------------------------------
                                TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                                Electronic Equipment Manufacturers -- 0.0%+
         1,161,875       3.60   Zebra Technologies Corp., Refinancing Term
                                Loan, 12/27/21                                            $     1,173,131
---------------------------------------------------------------------------------------------------------
                                Electronic Components -- 0.1%
         5,169,500       5.90   Mirion Technologies Finance LLC, Initial Term
                                Loan (First Lien), 1/26/22                                $     5,183,499
                                                                                          ---------------
                                Total Technology Hardware & Equipment                     $     6,356,630
---------------------------------------------------------------------------------------------------------
                                SEMICONDUCTORS & SEMICONDUCTOR
                                EQUIPMENT -- 0.1%
                                Semiconductor Equipment -- 0.0%+
         1,864,732       3.40   Sensata Technologies BV, Sixth Amendment
                                Term Loan, 10/14/21                                       $     1,879,446
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

80 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                Semiconductors -- 0.1%
           605,267       3.23   Microsemi Corp., Closing Date Term B
                                Loan, 12/17/22                                            $       609,176
         2,336,279       3.23   ON Semiconductor Corp., 2016 New
                                Replacement Term Loan, 3/31/23                                  2,346,662
                                                                                          ---------------
                                                                                          $     2,955,838
                                                                                          ---------------
                                Total Semiconductors &
                                Semiconductor Equipment                                   $     4,835,284
---------------------------------------------------------------------------------------------------------
                                TELECOMMUNICATION SERVICES -- 0.3%
                                Integrated Telecommunication Services -- 0.0%+
           287,340       4.75   Securus Technologies Holdings, Inc., Initial
                                Term Loan (First Lien), 4/30/20                           $       287,878
---------------------------------------------------------------------------------------------------------
                                Wireless Telecommunication Services -- 0.3%
        17,041,760       3.66   Virgin Media Bristol LLC, I Facility, 1/31/25             $    17,105,667
                                                                                          ---------------
                                Total Telecommunication Services                          $    17,393,545
---------------------------------------------------------------------------------------------------------
                                UTILITIES -- 0.3%
                                Electric Utilities -- 0.2%
         4,977,227       6.15   APLP Holdings LP, Term Loan, 4/12/23                      $     5,018,703
         2,037,656       5.00   TPF II Power, LLC, Term Loan, 10/2/21                           2,049,627
           450,357       3.73   Vistra Operations Co., LLC, Initial Term C
                                Loan, 8/4/23                                                      449,794
         1,969,706       3.73   Vistra Operations Co., LLC, Initial Term
                                Loan, 8/4/23                                                    1,967,244
                                                                                          ---------------
                                                                                          $     9,485,368
---------------------------------------------------------------------------------------------------------
                                Independent Power Producers & Energy
                                Traders -- 0.1%
         7,749,530       3.90   Calpine Corp., Term Loan, 5/28/22                         $     7,791,913
                                                                                          ---------------
                                Total Utilities                                           $    17,277,281
---------------------------------------------------------------------------------------------------------
                                TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                (Cost $519,319,082)                                       $   522,502,458
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Shares
---------------------------------------------------------------------------------------------------------
                                WARRANTS -- 0.0%+
                                ENERGY -- 0.0%+
                                Coal & Consumable Fuels -- 0.0%+
               332              Contura Energy, Inc., 7/26/23                             $         8,300
---------------------------------------------------------------------------------------------------------
                                TOTAL WARRANTS
                                (Cost $967)                                               $         8,300
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Principal
Amount
---------------------------------------------------------------------------------------------------------
                                TEMPORARY CASH INVESTMENTS -- 0.7%
                                Certificate of Deposit -- 0.3%
        15,605,000       1.26   Sumitomo Mitsui, Floating Rate Note, 11/1/16              $    15,605,517
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 81

---------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                             Value
---------------------------------------------------------------------------------------------------------
                                Repurchase Agreement -- 0.4%
        24,100,000              $24,100,000 ScotiaBank, 0.81%, dated
                                3/31/17 plus accrued interest on 4/3/17
                                collateralized by the following:
                                $12,517,780 Freddie Mac Giant, 3.0-35%,
                                9/1/42-12/1/46
                                $3,187,473 Federal National Mortgage
                                Association, 3.0%-4.0%, 3/1/27-2/1/47
                                $8,878,406 Government National Mortgage
                                Association, 3.5-4.0%, 3/20/44-11/20/45                   $    24,100,000
---------------------------------------------------------------------------------------------------------
                                TOTAL TEMPORARY CASH INVESTMENTS
                                (Cost $39,705,000)                                        $    39,705,517
---------------------------------------------------------------------------------------------------------
Number of                                          Counter-    Strike Expiration
Contracts                       Description        party       Price  Date

                                CALL OPTIONS PURCHASED -- 0.0%+
MXN        209,523(i)           Desarrolladora     Bank of
                                Homex SAB          New York
                                de CV              Mellon Corp $--(k) 10/23/22            $            --
MXN        209,523(j)           Desarrolladora     Bank of
                                Homex SAB          New York
                                de CV              Mellon Corp  --(k) 10/23/22                         --
---------------------------------------------------------------------------------------------------------
                                                                                          $            --
---------------------------------------------------------------------------------------------------------
                                TOTAL CALL OPTIONS PURCHASED
                                (Premiums paid $--)                                       $            --
---------------------------------------------------------------------------------------------------------
                                TOTAL INVESTMENT IN SECURITIES -- 98.1%
                                (Cost $5,787,606,546) (a)                                 $ 5,833,046,853
---------------------------------------------------------------------------------------------------------
                                OTHER ASSETS & LIABILITIES -- 1.9%                        $   111,658,319
---------------------------------------------------------------------------------------------------------
                                NET ASSETS -- 100.0%                                      $ 5,944,705,172
=========================================================================================================

+           Amount rounds to less than 0.1%.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

(Cat Bond)  Catastrophe or event-linked bond. At March 31, 2017, the value of these securities amounted to $125,154,057 or 2.1% of net assets. See Notes to Financial Statements -- Note 1I.

REMICS      Real Estate Mortgage Investment Conduits.

(Perpetual) Security with no stated maturity date.

(PIK)       Represents a pay in kind security.

REIT        Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2017, the value of these securities amounted to $1,766,541,388 or 29.7% of net assets.

The accompanying notes are an integral part of these financial statements.

82 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

*           Non-income producing security.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major U.S. banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At March 31, 2017, the net unrealized appreciation on investments based on cost for federal income tax purposes of $5,803,802,798 was as follows:

              Aggregate gross unrealized appreciation for all
                investments in which there is an excess of value over tax cost              $ 155,560,519
              Aggregate gross unrealized depreciation for all investments in
                 which there is an excess of tax cost over value                             (126,316,464)
                                                                                            -------------
              Net unrealized appreciation                                                   $  29,244,055
                                                                                            =============

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

(d) Security issued with a zero coupon. Income is earned through accretion of discount.

(e)         Security is in default.

(f)         Consists of Revenue Bonds unless otherwise indicated.

(g) Structured reinsurance investment. At March 31, 2017, the value of these securities amounted to $117,462,220 or 2.0% of net assets. See Notes to Financial Statements -- Note 1I.

(h)         Rate to be determined.

(i) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN
            12.5 Billion.

(j) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN 15.5 Billion.

(k)         Strike price is 1 Mexican Peso (MXN).

            Principal amounts are denominated in U.S. Dollars unless otherwise noted:

AUD         Australian Dollar

BRL         Brazilian Real

EGP         Egyptian Pound

EUR         Euro

GBP         British Pound Sterling

GHS         Ghanaian Cedi

IDR         Indonesian Rupiah

INR         Indian Rupee

JPY         Japanese Yen

MXN         Mexican Peso

NOK         Norwegian Krone

NZD         New Zealand Dollar

RON         Romanian New Leu

RUB         Russian Ruble

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 83

Purchases and sales of securities (excluding temporary cash investments) for the six months ended March 31, 2017 were as follows:

--------------------------------------------------------------------------------
                                          Purchases               Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                 $  491,341,080          $  126,359,841
Other Long-Term Securities                $2,669,866,782          $3,175,035,090

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain Funds and accounts for which Pioneer Investment Management, Inc. (PIM), serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices.

During the six months ended March 31, 2017, the Fund engaged in purchases and sales pursuant to these procedures amounting to $9,160,773 and $39,907,479, respectively, which resulted in a net realized gain of $796,215.

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENT -- BUY PROTECTION

-----------------------------------------------------------------------------------------------------------
Notional                             Obligation                 Expiration   Premiums          Unrealized
Principal ($)(1)     Counterparty    Entity/Index   Coupon      Date         (Received)        Depreciation
-----------------------------------------------------------------------------------------------------------
(108,078,300)        Chicago         Markit CDX      5.00%      6/20/21      $(8,070,659)      $(604,577)
                     Mercantile      North America
                     Exchange        High Yield
                                     Index
===========================================================================================================

CREDIT DEFAULT SWAP AGREEMENTS -- SELL PROTECTION

---------------------------------------------------------------------------------------------------------------
 Notional                            Obligation              Credit      Expiration  Premiums      Unrealized
 Principal ($)(1)   Counterparty     Entity/Index   Coupon   Rating(2)   Date        (Received)    Appreciation
---------------------------------------------------------------------------------------------------------------
  10,480,000        Morgan           Diamond        1.00%    BBB         12/20/19    $(382,004)    $70,469
                    Stanley          Offshore
                    Capital          Drill Inc.
                    Services LLC
   2,795,000        Morgan           Diamond        1.00%    BBB         12/20/19    $(104,710)    $21,624
                    Stanley          Offshore
                    Capital          Drill Inc.
                    Services LLC
---------------------------------------------------------------------------------------------------------------
                                                                                     $(486,714)    $92,093
===============================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or the weighted average of all the underlying securities in the index.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

84 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

The following is a summary of the inputs used as of March 31, 2017, in valuing the Fund's investments:

----------------------------------------------------------------------------------------------------
                                Level 1          Level 2              Level 3         Total
----------------------------------------------------------------------------------------------------
Convertible Corporate Bonds     $          --    $     40,910,043                --   $   40,910,043
Preferred Stocks
   Transportation
     Air Freight & Logistics               --             578,362                --          578,362
   Diversified Financials
     Consumer Finance               3,224,219                  --                --        3,224,219
   Real Estate
     Diversified REIT                      --           4,005,625                --        4,005,625
Convertible Preferred Stocks       51,105,551                  --                --       51,105,551
Common Stocks
   Energy
     Oil & Gas Exploration &
        Production                    620,450           1,243,512                --        1,863,962
   Capital Goods
     Construction & Engineering            --             775,066                --          775,066
     Industrial Machinery                  --                  --             1,858            1,858
   Transportation
     Air Freight & Logistics               --             213,740                --          213,740
   Consumer Services
     Education Services                    --             997,557                --          997,557
   Retailing
     Computer & Electronics
        Retail                             --                  --           108,202          108,202
   All Other Common Stocks             59,054                  --                --           59,054
Asset Backed Securities                    --         237,014,070                --      237,014,070
Collateralized Mortgage
   Obligations                             --         743,952,379                --      743,952,379
Corporate Bonds                            --                  --                --
   Diversified Financials
     Other Diversified
        Financial Services                 --          35,853,398        11,792,534       47,645,932
   Insurance
     Reinsurance                           --         105,910,547       136,705,730      242,616,277
   All Other Corporate Bonds               --       2,024,601,103                --    2,024,601,103
U.S. Government And
   Agency Obligations                      --       1,539,094,915                --    1,539,094,915
Foreign Government Bonds                   --         241,930,817                --      241,930,817
Municipal Bonds                            --          90,131,846                --       90,131,846
Senior Floating Rate
   Loan Interests                          --         522,502,458                --      522,502,458
Warrants                                   --               8,300                --            8,300
Repurchase Agreement                       --          24,100,000                --       24,100,000
Certificate of Deposit                     --          15,605,517                --       15,605,517
Call Options Purchased*                    --                  --                --               --
----------------------------------------------------------------------------------------------------
Total                           $  55,009,274    $  5,629,429,255     $ 148,608,324   $5,833,046,853
====================================================================================================

* Securities valued at $0.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 85

-------------------------------------------------------------------------------------------------
                                    Level 1         Level 2           Level 3     Total
-------------------------------------------------------------------------------------------------
Other Financial Instruments
Unrealized depreciation on
   centrally cleared
   swap contract                    $         --    $     (604,577)          --   $     (604,577)
Unrealized appreciation on
   swap contracts                             --            92,093           --           92,093
Unrealized appreciation on
   futures contracts                     743,758                --           --          743,758
Unrealized depreciation on
   futures contracts                  (2,472,252)               --           --       (2,472,252)
Unrealized appreciation on
   forward foreign
   currency contracts                         --         1,151,832           --        1,151,832
Unrealized depreciation on
   forward foreign
   currency contracts                         --        (3,920,470)          --       (3,920,470)
-------------------------------------------------------------------------------------------------
Total Other Financial
   Instruments                      $ (1,728,494)   $   (3,281,122)          --   $   (5,009,616)
-------------------------------------------------------------------------------------------------

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

-------------------------------------------------------------------------------------------------------
                                                                         Senior
                                           Common       Corporate        Floating
                                           Stocks       Bonds            Rate Notes      Total
-------------------------------------------------------------------------------------------------------
Balance as of 9/30/16                      $ 601,165    $ 181,161,243    $     484,461   $ 182,246,869
Realized gain (loss)(1)                      152,947           15,836               --         168,783
Change in unrealized appreciation
   (depreciation)(2)                        (439,435)        (126,565)         (77,514)       (643,514)
Purchases                                         --       71,935,908               --      71,935,908
Sales                                       (204,617)    (104,488,158)              --    (104,692,775)
Transfers in to Level 3**                         --               --               --              --
Transfers out of Level 3**                        --               --         (406,947)       (406,947)
Transfers in and out of Level 3 activity          --               --               --              --
-------------------------------------------------------------------------------------------------------
Balance as of 3/31/17                      $ 110,060    $ 148,498,264    $          --   $ 148,608,324
-------------------------------------------------------------------------------------------------------

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

** Transfers are calculated on the beginning of period values. During the six months ended March 31, 2017, two securities valued at $406,947 transferred from level 3 to level 2, as there were observable inputs available to determine its value.

     Net change in unrealized appreciation (depreciation) of investments
     still held as of 3/31/17                                                         $  (26,604,210)
                                                                                      ---------------

The accompanying notes are an integral part of these financial statements.

86 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

Statement of Assets and Liabilities | 3/31/17 (unaudited)

ASSETS:
  Investment in securities, at value (cost $5,787,606,546)                            $ 5,833,046,853
  Cash                                                                                      4,099,443
  Foreign currencies, at value (cost $69,699,418)                                          69,611,301
  Restricted cash*                                                                         12,518,848
  Receivables --
     Investment securities sold                                                            29,413,755
     Fund shares sold                                                                      46,243,259
     Dividends                                                                                179,963
     Interest                                                                              45,546,158
  Unrealized appreciation on credit default swaps                                              92,093
  Unrealized appreciation on forward foreign currency contracts                             1,151,832
  Other assets                                                                                262,088
------------------------------------------------------------------------------------------------------
        Total assets                                                                  $ 6,042,165,593
======================================================================================================
LIABILITIES:
   Payables --
     Investment securities purchased                                                  $    70,723,720
     Fund shares repurchased                                                               16,168,971
     Distributions                                                                          2,961,691
     Trustee fees                                                                               6,017
   Unrealized depreciation on forward foreign currency contracts                            3,920,470
   Variation margin on futures contracts                                                    1,092,453
   Variation margin for centrally cleared swap contracts                                        9,966
   Credit default swaps, premiums received                                                    486,714
   Reserve for repatriation taxes                                                              35,708
   Due to affiliates                                                                          261,698
   Accrued expenses                                                                         1,793,013
------------------------------------------------------------------------------------------------------
        Total liabilities                                                             $    97,460,421
======================================================================================================
NET ASSETS:
  Paid-in capital                                                                     $ 5,975,449,763
  Distributions in excess of net investment income                                        (48,526,320)
  Accumulated net realized loss on investments, forward foreign currency transactions, futures contracts and swap contracts (22,558,721)
  Net unrealized appreciation on investments (net of foreign capital gains
     tax of $35,708)                                                                       45,404,599
  Net unrealized depreciation on futures contracts                                         (1,728,494)
  Net unrealized depreciation on swap contracts                                              (512,484)
  Net unrealized depreciation on forward foreign currency contracts and other
     assets and liabilities denominated in foreign currencies                              (2,823,171)
------------------------------------------------------------------------------------------------------
        Net assets                                                                    $ 5,944,705,172
======================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $1,158,167,087/108,148,448 shares)                                $         10.71
  Class C (based on $796,786,543/76,039,945 shares)                                   $         10.48
  Class K (based on $350,870,975/32,700,152 shares)                                   $         10.73
  Class R (based on $227,965,840/20,953,607 shares)                                   $         10.88
  Class Y (based on $3,410,914,727/318,577,152 shares)                                $         10.71
MAXIMUM OFFERING PRICE:
   Class A ($10.71 (divided by) 95.5%)                                                $         11.21
======================================================================================================

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 87

Statement of Operations (unaudited)

For the Six Months Ended 3/31/17
INVESTMENT INCOME:
  Interest                                                           $  136,381,498
  Dividends                                                               2,075,852
-----------------------------------------------------------------------------------------------------
         Total investment income                                                       $ 138,457,350
-----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                       $16,839,025
  Transfer agent fees
     Class A                                                              1,114,156
     Class C                                                                365,027
     Class K                                                                  1,652
     Class R                                                                414,943
     Class Y                                                              2,033,783
  Distribution fees
     Class A                                                              1,535,372
     Class C                                                              4,255,787
     Class R                                                                568,923
  Shareholder communications expense                                        347,871
  Administrative expense                                                    929,594
  Custodian fees                                                            155,931
  Registration fees                                                          62,993
  Professional fees                                                         125,215
  Printing expense                                                           30,152
  Fees and expenses of nonaffiliated Trustees                               147,605
  Interest expense                                                           12,583
  Miscellaneous                                                             302,723
-----------------------------------------------------------------------------------------------------
     Total expenses                                                                    $  29,243,335
-----------------------------------------------------------------------------------------------------
        Net investment income                                                          $ 109,214,015
-----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, SWAP CONTRACTS, UNFUNDED LOAN
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                     $    4,208,780
     Futures contracts                                                   37,195,988
     Swap contracts                                                       1,842,261
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                10,459,159    $  53,706,188
-----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments (net of foreign capital gains tax of $35,708)       $ (84,862,632)
     Futures contracts                                                    (723,417)
     Swap contracts                                                     (1,332,662)
     Unfunded loan commitments                                              (1,434)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies               (3,096,638)    $ (90,016,783)
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments,
     futures contracts, swap contracts, unfunded loan
     commitments and foreign currency transactions:                                    $ (36,310,595)
-----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                 $  72,903,420
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

88 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended
                                                               3/31/17            Year Ended
                                                               (unaudited)        9/30/16
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                   $   109,214,015    $   250,504,502
Net realized gain (loss) on investments, futures contracts,
  swap contracts and foreign currency transactions                  53,706,188        (71,625,661)
Change in net unrealized appreciation (depreciation) on
  investments, futures contracts, swap contracts, unfunded
  loan commitments and foreign currency transactions               (90,016,783)       286,835,858
--------------------------------------------------------------------------------------------------
Net increase in net assets
  resulting from operations                                    $    72,903,420    $   465,714,699
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.18 and $0.36 per share, respectively)            $   (20,645,274)   $   (44,678,095)
  Class C ($0.14 and $0.28 per share, respectively)                (11,407,298)       (26,642,099)
  Class K ($0.20 and $0.41 per share, respectively)                 (5,520,764)        (8,415,235)
  Class R ($0.16 and $0.33 per share, respectively)                 (3,354,038)        (7,033,984)
  Class Y ($0.20 and $0.39 per share, respectively)                (63,027,274)      (141,957,264)
--------------------------------------------------------------------------------------------------
        Total distributions to shareowners                     $  (103,954,648)   $  (228,726,677)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                               $ 1,074,462,483    $ 1,785,462,536
Reinvestment of distributions                                       91,962,443        150,684,485
Cost of shares repurchased                                      (1,406,342,235)    (2,775,441,203)
--------------------------------------------------------------------------------------------------
     Net decrease in net assets resulting
        from Fund share transactions                           $  (239,917,309)   $  (839,294,182)
--------------------------------------------------------------------------------------------------
     Net decrease in net assets                                $  (270,968,537)   $  (602,306,160)
NET ASSETS:
Beginning of period                                              6,215,673,709      6,817,979,869
--------------------------------------------------------------------------------------------------
End of period                                                  $ 5,944,705,172    $ 6,215,673,709
--------------------------------------------------------------------------------------------------
Distributions in excess of net investment income               $   (48,526,320)   $   (53,785,687)
==================================================================================================

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 89

---------------------------------------------------------------------------------------------------
                                Six Months      Six Months
                                Ended           Ended
                                3/31/17         3/31/17          Year Ended       Year Ended
                                Shares          Amount           9/30/16          9/30/16
                                (unaudited)     (unaudited)      Shares           Amount
---------------------------------------------------------------------------------------------------
Class A
Shares sold                      13,114,161     $ 140,692,693       27,153,106    $    282,661,940
Reinvestment of distributions     2,012,316        20,645,274        3,492,826          36,347,047
Less shares repurchased         (26,848,641)     (286,156,368)     (44,223,558)       (459,275,122)
---------------------------------------------------------------------------------------------------
     Net decrease               (11,722,164)    $(124,818,401)     (13,577,626)   $   (140,266,135)
===================================================================================================
Class C
Shares sold                       3,557,771     $  37,140,892        9,357,478    $     95,083,893
Reinvestment of distributions       921,716         9,638,120        1,694,953          17,250,062
Less shares repurchased         (15,178,166)     (158,299,288)     (25,572,466)       (260,069,382)
---------------------------------------------------------------------------------------------------
     Net decrease               (10,698,679)    $(111,520,276)     (14,520,035)   $   (147,735,427)
===================================================================================================
Class K
Shares sold                       9,953,771     $ 106,478,506       11,311,529    $    118,069,730
Reinvestment of distributions       342,274         3,665,167          410,494           4,287,639
Less shares repurchased          (2,407,829)      (25,677,665)      (6,262,379)        (65,148,099)
---------------------------------------------------------------------------------------------------
     Net increase                 7,888,216     $  84,466,008        5,459,644    $     57,209,270
===================================================================================================
Class R
Shares sold                       2,531,481     $  27,431,091        6,017,133    $     63,517,676
Reinvestment of distributions       278,750         3,027,004          501,558           5,302,860
Less shares repurchased          (3,128,938)      (33,927,782)      (6,218,235)        (65,802,369)
---------------------------------------------------------------------------------------------------
     Net increase (decrease)       (318,707)    $  (3,469,687)         300,456    $      3,018,167
===================================================================================================
Class Y
Shares sold                      71,546,039     $ 762,719,301      118,180,411    $  1,226,129,297
Reinvestment of distributions     5,144,655        54,986,878        8,406,112          87,496,877
Less shares repurchased         (84,680,923)     (902,281,132)    (185,041,895)     (1,925,146,231)
---------------------------------------------------------------------------------------------------
     Net decrease                (7,990,229)    $ (84,574,953)     (58,455,372)   $   (611,520,057)
===================================================================================================

The accompanying notes are an integral part of these financial statements.

90 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                     Ended         Year          Year          Year        Year         Year
                                                     3/31/17       Ended         Ended         Ended       Ended        Ended
                                                     (unaudited)   9/30/16       9/30/15       9/30/14     9/30/13      9/30/12
-----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                 $    10.76    $    10.36    $    11.02    $    10.92  $    11.21   $    10.63
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                      $     0.19(a) $     0.40(a) $     0.35(a) $     0.44  $     0.49   $     0.52
   Net realized and unrealized gain (loss)
      on investments                                      (0.06)         0.36         (0.47)         0.26       (0.28)        0.69
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations   $     0.13    $     0.76    $    (0.12)   $     0.70  $     0.21   $     1.21
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                             $    (0.18)   $    (0.36)   $    (0.39)   $    (0.44) $    (0.50)  $    (0.53)
   Net realized gain                                         --            --         (0.15)        (0.16)         --        (0.10)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  $    (0.18)   $    (0.36)   $    (0.54)   $    (0.60) $    (0.50)  $    (0.63)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value           $    (0.05)   $     0.40    $    (0.66)   $     0.10  $    (0.29)  $     0.58
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $    10.71    $    10.76    $    10.36    $    11.02  $    10.92   $    11.21
===================================================================================================================================
Total return*                                              1.22%         7.50%        (1.20)%        6.54%       1.88%       11.69%
Ratio of net expenses to average net assets                1.07%**       1.04%         1.05%         1.03%       1.02%        1.06%
Ratio of net investment income (loss) to average
   net assets                                              3.52%**       3.80%         3.31%         3.99%       4.32%        4.73%
Portfolio turnover rate                                     110%**         43%           62%           70%         34%          21%
Net assets, end of period (in thousands)             $1,158,167    $1,289,783    $1,382,327    $1,521,651  $2,068,276   $2,066,993
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 91

------------------------------------------------------------------------------------------------------------------------------------
                                                    Six Months
                                                    Ended         Year         Year           Year         Year         Year
                                                    3/31/17       Ended        Ended          Ended        Ended        Ended
                                                    (unaudited)   9/30/16      9/30/15        9/30/14      9/30/13      9/30/12
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                 $  10.53     $  10.13     $    10.78     $    10.69   $    10.98   $    10.41
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                      $   0.15(a)  $   0.32(a)  $     0.28(a)  $     0.35   $     0.40   $     0.43
   Net realized and unrealized gain (loss)
     on investments                                     (0.06)        0.36          (0.47)          0.25        (0.27)        0.68
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations   $   0.09     $   0.68     $    (0.19)    $     0.60   $     0.13   $     1.11
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                             $  (0.14)    $  (0.28)    $    (0.31)    $    (0.35)  $    (0.42)  $    (0.44)
   Net realized gain                                       --           --          (0.15)         (0.16)          --        (0.10)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  $  (0.14)    $  (0.28)    $    (0.46)    $    (0.51)  $    (0.42)  $    (0.54)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value           $  (0.05)    $   0.40     $    (0.65)    $     0.09   $    (0.29)  $     0.57
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $  10.48     $  10.53     $    10.13     $    10.78   $    10.69   $    10.98
====================================================================================================================================
Total return*                                            0.86%        6.88%         (1.90)%         5.76%        1.11%       10.97%
Ratio of net expenses to average net assets              1.72%**      1.72%          1.72%          1.73%        1.72%        1.74%
Ratio of net investment income (loss) to average
    net assets                                           2.88%**      3.12%          2.63%          3.30%        3.62%        4.05%
Portfolio turnover rate                                   110%**        43%            62%            70%          34%          21%
Net assets, end of period (in thousands)             $796,787     $913,048     $1,026,245     $1,165,468   $1,266,995   $1,305,498
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

92 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year         Year         Year
                                                             3/31/17      Ended        Ended        Ended        12/20/12 to
                                                             (unaudited)  9/30/16      9/30/15      9/30/14      9/30/13
------------------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                         $  10.78     $  10.38     $  11.03     $  10.94     $ 11.31
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.21(b)  $   0.44(b)  $   0.40(b)  $   0.48     $  0.43
   Net realized and unrealized gain (loss) on investments       (0.06)        0.37        (0.47)        0.25       (0.37)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.15     $   0.81     $  (0.07)    $   0.73     $  0.06
------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.20)    $  (0.41)    $  (0.43)    $  (0.48)    $ (0.43)
   Net realized gain                                               --           --        (0.15)       (0.16)         --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.20)    $  (0.41)    $  (0.58)    $  (0.64)    $ (0.43)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.05)    $   0.40     $  (0.65)    $   0.09     $ (0.37)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  10.73     $  10.78     $  10.38     $  11.03     $ 10.94
==============================================================================================================================
Total return*                                                    1.44%        7.96%       (0.69)%       6.87%**     0.69%(a)
Ratio of net expenses to average net assets                      0.62%**      0.62%        0.61%        0.62%**     0.63%**
Ratio of net investment income (loss) to average net assets      4.00%**      4.20%        3.75%        4.37%       4.79%**
Portfolio turnover rate                                           110%**        43%          62%          70%         34%
Net assets, end of period (in thousands)                     $350,871     $267,495     $200,927     $129,110     $93,041
==============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a)  Not annualized.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 93

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year         Year         Year       Year       Year
                                                             3/31/17      Ended        Ended        Ended      Ended      Ended
                                                             (unaudited)  9/30/16      9/30/15      9/30/14    9/30/13    9/30/12
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                         $  10.93     $  10.52     $  11.19     $  11.10   $  11.39   $  10.80
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.17(a)  $   0.37(a)  $   0.32(a)  $   0.40   $   0.46   $   0.48
   Net realized and unrealized gain (loss) on investments       (0.06)        0.37        (0.48)        0.26      (0.28)      0.71
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.11     $   0.74     $  (0.16)    $   0.66   $   0.18   $   1.19
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.16)    $  (0.33)    $  (0.36)    $  (0.41)  $  (0.47)  $  (0.50)
   Net realized gain                                               --           --        (0.15)       (0.16)        --      (0.10)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.16)    $  (0.33)    $  (0.51)    $  (0.57)  $  (0.47)  $  (0.60)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.05)    $   0.41     $  (0.67)    $   0.09   $  (0.29)  $   0.59
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  10.88     $  10.93     $  10.52     $  11.19   $  11.10   $  11.39
====================================================================================================================================
Total return*                                                    1.01%        7.17%       (1.54)%       6.04%      1.58%     11.35%
Ratio of net expenses to average net assets                      1.50%**      1.35%        1.38%        1.42%      1.34%      1.44%
Ratio of net investment income (loss) to average net assets      3.10%**      3.49%        2.98%        3.59%      4.00%      4.36%
Portfolio turnover rate                                           110%**        43%          62%          70%        34%        21%
Net assets, end of period (in thousands)                     $227,966     $232,545     $220,653     $203,529   $201,797   $209,561
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

94 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

------------------------------------------------------------------------------------------------------------------------------------
                                                    Six Months
                                                    Ended          Year          Year           Year         Year        Year
                                                    3/31/17        Ended         Ended          Ended        Ended       Ended
                                                    (unaudited)    9/30/16       9/30/15        9/30/14      9/30/13     9/30/12
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                $    10.76     $    10.36    $    11.01     $    10.92   $    11.22  $    10.64
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                     $     0.20(a)  $     0.43(a) $     0.39(a)  $     0.47   $     0.52  $     0.55
   Net realized and unrealized gain (loss)
       on investments                                    (0.05)          0.36         (0.47)          0.25        (0.28)       0.69
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations  $     0.15     $     0.79    $    (0.08)    $     0.72   $     0.24  $     1.24
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                            $    (0.20)    $    (0.39)   $    (0.42)    $    (0.47)  $    (0.54) $    (0.56)
   Net realized gain                                        --             --         (0.15)         (0.16)          --       (0.10)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 $    (0.20)    $    (0.39)   $    (0.57)    $    (0.63)  $    (0.54) $    (0.66)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value          $    (0.05)    $     0.40    $    (0.65)    $     0.09   $    (0.30) $     0.58
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $    10.71     $    10.76    $    10.36     $    11.01   $    10.92  $    11.22
====================================================================================================================================
Total return*                                             1.37%          7.84%        (0.81)%         6.78%        2.10%      12.05%
Ratio of net expenses to average net assets               0.74%**        0.73%         0.73%          0.73%        0.74%       0.73%
Ratio of net investment income (loss) to average
      net assets                                          3.84%**        4.11%         3.62%          4.27%        4.61%       5.05%
Portfolio turnover rate                                    110%**          43%           62%            70%          34%         21%
Net assets, end of period (in thousands)            $3,410,915     $3,512,802    $3,987,828     $4,105,600   $3,483,106  $2,864,391
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 95

Notes to Financial Statements | 3/31/17 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Strategic Income Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

96 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 97 various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

     Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), pursuant to procedures adopted by the Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

98 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

     At March 31, 2017, four securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model) representing 0.2% of net assets.

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 99 the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

E.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of September 30, 2016, the Fund did not have any interest or penalties with respect to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed for the prior three years remain subject to examination by federal and state tax authorities.

     In determining the daily net asset value, the Fund estimates the reserve for the repatriation of taxes, if any, associated with its investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors. As of March 31, 2017, the Fund had accrued $35,708 in reserve for repatriation taxes related to capital gains.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the fiscal year ended September 30, 2016 was as follows:

     ---------------------------------------------------------------------------
                                                                           2016
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                              $  228,726,677
     Long-term capital gain                                                   --
     ---------------------------------------------------------------------------
         Total                                                    $  228,726,677
     ---------------------------------------------------------------------------

100 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

     The following shows the components of distributable earnings on a federal income tax-basis at September 30, 2016:

     ---------------------------------------------------------------------------
                                                                            2016
     ---------------------------------------------------------------------------
     Distributable earnings:
     Current year dividend payable                                $ (17,496,618)
     Capital loss carryforward                                      (77,174,700)
     Current year late year currency loss                           (19,320,273)
     Net unrealized appreciation                                    114,298,228
     ---------------------------------------------------------------------------
          Total                                                   $     306,637
     ---------------------------------------------------------------------------

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the mark to market on forward foreign currency contracts, futures contracts, credit default swaps, interest on defaulted bonds, interest accruals on preferred stock and treasury inflated protected securities.

F.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit, earned $59,228 in underwriting commissions on the sale of Class A shares during the six months ended March 31, 2017.

G.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C, and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 101

H.   Risks

     The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. Investments in high-yield or lower-rated securities are subject to greater-than-average risk. Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund's ability to meet its obligations (including obligations to redeeming shareholders). At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

I.   Insurance-linked Securities (ILS)

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

102 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if PIM had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

J.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at March 31, 2017 was $5,963,175 and is recorded within "Restricted cash" in the Statement of Assets and Liabilities. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 103 risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the six months ended March 31, 2017 was $(672,009,400).

     At March 31, 2017, open futures contracts were as follows:

     -------------------------------------------------------------------------------------------
                                       Number of                                  Unrealized
                         Counter-      Contracts      Settlement                  Appreciation/
     Description         party         Long/(Short)   Month       Value           (Depreciation)
     -------------------------------------------------------------------------------------------
     U.S. Long
        Bond (CBT)       Citibank NA       658        6/17        $  99,255,188   $     93,450
     U.S. 10 Year
        Ultra Note       Citibank NA       601        6/17           80,468,266         61,469
     U.S. 5 Year Note    Citibank NA    (1,866)       6/17         (219,677,767)      (337,224)
     U.S. 2 Year
        Note (CBT)       Citibank NA     1,185        6/17          256,496,954        194,517
     U.S. Ultra Bond     Citibank NA       412        6/17           66,177,500        394,322
     U.S. 10 Year Note   Citibank NA    (6,362)       6/17         (792,466,625)    (2,135,028)
     -------------------------------------------------------------------------------------------
     Total                                                        $(509,746,484)  $ (1,728,494)
     -------------------------------------------------------------------------------------------

K.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

L.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund

104 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 105

     The amount of cash deposited with the broker as collateral at March 31, 2017 was $15,268,227 and is recorded within "Restricted cash" in the Statement of Assets and Liabilities.

     Open credit default swap contracts at March 31, 2017 are listed in the Schedule of Investments. The average value of swap contracts open during the six months ended March 31, 2017 was $(2,020,661).

M.   Purchased Options

     The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average value of contracts open during the six months ended March 31, 2017 was $-. Purchased options open at period end are listed in the Fund's Schedule of Investments.

2. Management Agreement

PIM manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $1 billion, 0.55% on the next $9 billion and 0.50% on assets over $10 billion. For the six months ended March 31, 2017, the effective annualized management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.56% of the Fund's average daily net assets.

106 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $195,884 at March 31, 2017.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the six months ended March 31, 2017, such out-of-pocket expenses by class of shares were as follows:

Shareholder Communications:

Class A                                                                 $111,906
Class C                                                                   50,243
Class K                                                                    2,037
Class R                                                                   20,040
Class Y                                                                  163,645
--------------------------------------------------------------------------------
  Total                                                                 $347,871
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares (the Plan). Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $65,814 in distribution fees payable to PFD at March 31, 2017.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 107

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended March 31, 2017, CDSCs in the amount of $21,502 were paid to PFD.

5. Forward Foreign Currency Contracts

At March 31, 2017, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the six months ended March 31, 2017 was $(263,573,230).

Open forward foreign currency contracts at March 31, 2017 were as follows:

--------------------------------------------------------------------------------------------------------
                                         In
Currency                     Currency    Exchange                              Settlement   Unrealized
Sold       Deliver           Purchased   For               Counterparty        Date         Appreciation
--------------------------------------------------------------------------------------------------------
USD            (8,567,780)   IDR         115,596,481,478   State Street Bank   4/13/17      $   98,916
                                                           And Trust Co.
EUR          (100,893,209)   USD             108,710,919   Bank Of             4/28/17         801,321
                                                           America NA
KRW        (6,983,700,000)   USD               6,273,254   Bank Of             6/30/17          11,362
                                                           New York
AUD           (25,400,770)   USD              19,421,302   State Street Bank   6/30/17          28,115
                                                           And Trust Co.
NZD          (138,071,645)   USD              96,809,624   Goldman Sachs       6/30/17         212,118
                                                           International
--------------------------------------------------------------------------------------------------------
Total                                                                                       $1,151,832
========================================================================================================

108 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

-----------------------------------------------------------------------------------------------
                                        In
Currency                    Currency    Exchange                    Settlement   Unrealized
Sold         Deliver        Purchased   For          Counterparty   Date         Depreciation
-----------------------------------------------------------------------------------------------
IDR         (2,717,995,193) USD         39,396,944   Bank Of        4/13/17      $ (2,457,981)
                                                     America NA
EUR            (11,579,065) USD         12,374,286   Citibank NA    4/28/17           (10,019)
KRW        (34,188,600,000) USD         29,179,875   Goldman Sachs  4/26/17        (1,452,470)
                                                     International
-----------------------------------------------------------------------------------------------
Total                                                                            $ (3,920,470)
===============================================================================================

AUD          Australian Dollar
EUR          Euro
IDR          Indonesian Rupiah
KRW          South Korean Won
NZD          New Zealand Dollar


6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in which the Fund participated until February 9, 2016 was in the amount of $240 million. The credit facility in which the fund participated until February 7, 2017 was in the amount of $220 million. Effective February 8, 2017, the Fund participated in a facility that is in the amount of $195 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement

For the six months ended March 31, 2017, the average daily amount of borrowings outstanding during the period was $30,000,000. The related weighted average annualized interest rate for the period was 1.51%, and the total interest expense on such borrowings was $12,583, which is included in interest expense, located on the Statement of Operations. As of March 31, 2017, there were no borrowings outstanding.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 109

7. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to set off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Restricted cash". Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities, with the exception of forward foreign currency contracts, which are shown on a gross basis. The following charts show gross assets and liabilities of the Fund as of March 31, 2017.

110 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

-----------------------------------------------------------------------------------------------------
                       Derivative
                       Assets
                       Subject to        Derivatives      Non-Cash     Cash           Net Amount
                       Master Netting    Available        Collateral   Collateral     of Derivative
 Counterparty          Agreement         for Offset       Received (a) Received (a)   Assets (b)
-----------------------------------------------------------------------------------------------------
 State Street Bank     $      127,031    $         --     $        --  $         --   $       127,031
  and Trust
 Morgan Stanley                92,093              --              --       (92,093)               --
  Capital
  Services LLC
 Citibank NA                       --              --              --            --                --
 Goldman Sachs                212,118        (212,118)             --            --                --
  International
 Bank of New York              11,362              --              --            --            11,362
 Bank of America NA           801,321        (801,321)             --            --                --
-----------------------------------------------------------------------------------------------------
  Total                $    1,243,925    $ (1,013,439) $           --  $    (92,093)  $       138,393
=====================================================================================================

-----------------------------------------------------------------------------------------------------
                       Derivative
                       Liabilities
                       Subject to        Derivatives      Non-Cash     Cash           Net Amount
                       Master Netting    Available        Collateral   Collateral     of Derivative
 Counterparty          Agreement         for Offset       Pledged (a)  Pledged (a)    Liabilities (c)
-----------------------------------------------------------------------------------------------------
 State Street Bank     $           --    $         --     $        --  $        --    $            --
  and Trust
 Morgan Stanley                    --              --              --           --                 --
  Capital
  Services LLC
 Citibank NA                   10,019              --              --           --             10,019
 Goldman Sachs              1,452,470        (212,118)             --           --          1,240,352
  International
 Bank of New York                  --              --              --           --                 --
 Bank of America NA         2,457,981        (801,321)             --           --          1,656,660
-----------------------------------------------------------------------------------------------------
  Total                $    3,920,470    $ (1,013,439)    $        --  $        --         $2,907,031
=====================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged, as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

8.   Additional Disclosures about Derivative Instruments and Hedging Activities:

The Fund's use of derivatives may subject it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 111

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at March 31, 2017 was as follows:

Statement of Assets and Liabilities

-----------------------------------------------------------------------------------------
                                                        Foreign
                            Interest      Credit        Exchange      Equity    Commodity
                            Rate Risk     Risk          Rate Risk     Risk      Risk
-----------------------------------------------------------------------------------------
Assets
Unrealized appreciation
 of forward foreign
 currency contracts         $       --    $        --   $  1,151,832  $     --  $      --
Unrealized appreciation
 on futures contracts*         743,758             --             --        --         --
Unrealized appreciation
 on swap contracts                  --         92,093             --        --         --
-----------------------------------------------------------------------------------------
Total Value                 $  743,758        $92,093   $  1,151,832  $     --  $      --
=========================================================================================

Statement of Assets and Liabilities

-----------------------------------------------------------------------------------------
                                                        Foreign
                            Interest      Credit        Exchange      Equity    Commodity
                            Rate Risk     Risk          Rate Risk     Risk      Risk
-----------------------------------------------------------------------------------------
Liabilities
Unrealized depreciation
 of forward foreign
 currency contracts         $       --    $        --   $  3,920,470  $     --  $      --
Unrealized depreciation
 on futures contracts*       2,472,252             --             --        --         --
Unrealized depreciation
 on centrally cleared
 swap contracts                     --        604,577             --        --         --
-----------------------------------------------------------------------------------------
Total Value                 $2,472,252    $   604,577   $  3,920,470  $     --  $      --
=========================================================================================

*    Reflects unrealized appreciation/depreciation of futures contracts (see
     Note 1J). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

112 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at March 31, 2017 was as follows:

Statement of Operations

--------------------------------------------------------------------------------------------
                                                             Foreign
                               Interest        Credit        Exchange      Equity  Commodity
                               Rate Risk       Risk          Rate Risk     Risk    Risk
--------------------------------------------------------------------------------------------
Net realized gain (loss) on
 Swap contracts                $           --  $  1,842,261  $        --   $   --  $      --
 Futures contracts                 37,195,988            --           --       --         --
 Forward foreign
  currency contracts*                      --            --   14,143,683       --         --
--------------------------------------------------------------------------------------------
 Total Value                   $   37,195,988  $  1,842,261  $14,143,683   $   --  $      --
--------------------------------------------------------------------------------------------
 Change in net unrealized
 appreciation
 (depreciation) on
 Swap contracts                $           --  $ (1,332,662) $        --   $   --  $      --
 Futures contracts                   (723,417)           --           --       --         --
 Forward foreign
  currency contracts*                      --            --   (3,061,485)      --         --
--------------------------------------------------------------------------------------------
 Total Value                   $     (723,417) $ (1,332,632) $ 3,061,485   $   --  $      --
--------------------------------------------------------------------------------------------

* Included in the amount shown on the Statement of Operations as forward foreign currency contracts and other assets and liabilities denominated in foreign currencies.

9. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obligated to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded commitment and is recorded as interest income in the Statement of Operations

As of March 31, 2017, the Fund had the following unfunded loan commitments outstanding:

-------------------------------------------------------------------------------------
                                                                        Unrealized
                                                                        Appreciation/
Loan                           Principal    Cost          Value         Depreciation
-------------------------------------------------------------------------------------
American Axle &
 Manufacturing Co., 1st Lien
 Bridge Loan, 1/18/18          9,495,000    $9,495,000    $9,495,000    $  --
-------------------------------------------------------------------------------------
Total                                                                   $  --
=====================================================================================

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 113

ADDITIONAL INFORMATION

Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On December 12, 2016, UniCredit announced that it has entered into a binding agreement for the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. The closing of the Transaction is expected to happen in 2017, subject to certain regulatory and antitrust approvals, and other conditions.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund's current investment advisory agreement with the Adviser to terminate. Accordingly, the Fund's Board of Trustees has approved a new investment advisory agreement for the Fund, which will be submitted to the shareholders of the Fund for their approval.

Change in Independent Registered Public Accounting Firm

Deloitte & Touche LLP, the Fund's independent registered public accounting firm, has informed the Board that it will no longer be independent with respect to the Fund upon the completion of the Transaction and, accordingly, that it intends to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. The Board will engage a new independent registered public accounting firm for the Fund upon the completion of the Transaction.

During the periods that Deloitte & Touche LLP has served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years, Deloitte & Touche LLP's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

114 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

Approval of New and Interim Management Agreements

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Strategic Income Fund (the Fund) pursuant to an investment management agreement between PIM and the Fund.

PIM is the principal U.S. asset management business of Pioneer Investments, a group of companies owned by Pioneer Global Asset Management S.p.A. ("PGAM"). PGAM is a wholly-owned subsidiary of UniCredit S.p.A. ("UniCredit"). UniCredit and PGAM have entered into a binding agreement to sell Pioneer Investments, including PIM, to Amundi (the "Transaction"). Upon the consummation of the transaction, PIM will become an indirect wholly-owned subsidiary of Amundi and Amundi's wholly-owned subsidiary, Amundi USA, Inc. The closing of the Transaction is expected to happen in 2017.

Under the Investment Company Act of 1940, the Fund's current investment management agreement (the "Current Management Agreement") will terminate automatically upon the consummation of the Transaction. In order for PIM to continue to manage the Fund after the consummation of the Transaction, the Trustees and shareholders of the Fund must approve a new investment management agreement for the Fund (the "New Management Agreement"). As discussed below, the Board of Trustees of the Fund approved the New Management Agreement at a meeting held on March 6-7, 2017. The New Management Agreement has been submitted to the shareholders of the Fund for their approval at a meeting to be held on June 13, 2017. If the shareholders of the Fund do not approve the New Management Agreement and the Transaction is completed, an interim investment management agreement between PIM and the Fund (the "Interim Management Agreement") will take effect upon the closing of the Transaction. The Board of Trustees of the Fund also approved the Interim Management Agreement at the March 6-7, 2017 meeting.

Board Evaluation of the New and Interim Management Agreements

The Board evaluated the Transaction and the New Management Agreement and Interim Management Agreement for the Fund. In connection with their evaluation of the Transaction and the New Management Agreement for the Fund, the Trustees requested such information as they deemed reasonably necessary, including: (a) the structure of the Transaction and the strategy underlying the Transaction;
(b) the anticipated benefits of the Transaction to the Fund and its shareholders; (c) the post-Transaction plans for PIM,

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 115 including Amundi's plans for integration of Pioneer Investments and PIM with its existing asset management businesses and plans for the future development of PIM; (d) the effect of the Transaction on the ongoing services provided to the Fund, including the need to select a new independent registered public accounting firm for the Fund, and any plans to modify the operations of the Fund; (e) the stability and continuity of PIM's management and key employees, including compensation and benefits to PIM's key employees, and retention plans and incentive plan structure; (f) the post-Transaction indebtedness and financial resources of PIM; (g) Amundi's legal and operational structure, its principal shareholders and senior management, its investment management, risk management, administrative, legal and compliance functions; (h) certain regulatory matters relating to Amundi's affiliates; and (i) Amundi's commitment to the United States, including the role of PIM in the larger Amundi business.

The Trustees also requested and obtained the following information in connection with their evaluation of the Transaction and the New Management Agreement for the Fund: (i) memoranda provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the New Management Agreement; (ii) the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund; (iii) the Fund's management fees and total expense ratios, the financial statements of PIM and its pre- and post-Transaction parent companies, profitability analyses from PIM, and analyses from PIM as to possible economies of scale; (iv) the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. ("PIAM") as compared to that of PIM's fund management business; and (v) the differences between the fees and expenses of the Fund and the fees and expenses of PIM's and PIAM's institutional accounts, as well as the different services provided by Adviser to the Fund and by PIM and PIAM to the institutional accounts. In addition, the Trustees considered the information provided at regularly scheduled meetings throughout the year regarding the Fund's performance and risk attributes, including through meetings with investment management personnel, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings. The Trustees also considered information they had received in their review of the continuance of the Current Management Agreement for the Fund in September 2016.

At meetings held on January 9, 2017 and January 10, 2017, the Trustees met with representatives of Amundi and PGAM, including separate meetings of the Trustees who are not "interested persons" of the Fund Complex

116 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

("Independent Trustees") and counsel with representatives of Amundi and PGAM, and subsequently with representatives of Amundi. In those meetings, they received an extensive presentation from the representatives of Amundi, including the chief executive officer of Amundi, describing Amundi's background and history, its global asset management activities, the growth of its business, and its status as the largest asset management firm in Europe and one of the largest globally; its capital structure and financial resources, including information as to the financing of the Transaction; its principal investors, including its majority investor Credit Agricole S.A., and Credit Agricole's long-term commitment to the asset management business; the philosophy and strategy underlying the Transaction and the complementarity of Amundi's and Pioneer Investments' respective asset management businesses; Amundi's various operating and investment committees and how they would likely interact with PIM; the proposed integration process, including the progress to date and the establishment of various integration work streams; Amundi's plans for management of PIM; Amundi's philosophy as to compensation of key employees and its general intentions with respect to incentive plans for key employees of PIM; Amundi's preliminary plans to achieve cost and other synergies; and opportunities to further develop the business of PIM and PIAM, including in the area of institutional asset management, and how that would benefit shareholders of the Pioneer Funds.

In those meetings, the representatives of Amundi confirmed their intention that the Chief Executive Officer and Chief Investment Officer of PIM would remain in their current positions, and confirmed that they do not currently foresee major changes in the day-to-day investment management operations of PIM with respect to the Fund as a direct result of the Transaction. They discussed incentive arrangements for key personnel that would continue after the closing of the Transaction and their plans to establish a new long-term incentive plan following the closing. They also generally discussed ways in which PIM could potentially draw on the expanded global resources of Amundi post-Transaction. At those meetings, the Independent Trustees identified certain areas to which they requested further information, including as to trading and execution of securities transactions, research and portfolio management and potential changes in investment process, particularly where asset classes managed by PIM would overlap with asset classes managed by Amundi, the continued availability of resources currently at Pioneer Investments or elsewhere within Amundi to assist in management of certain Funds, and any anticipated significant changes in operations. The Independent Trustees considered the uncertainty as to whether the Fund's independent

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 117 registered public accounting firm could continue to act in that capacity after the closing of the Transaction. The Independent Trustees also met with counsel to review the information they had received to date and to discuss next steps.

Subsequently, the Trustees received further information from Amundi, including written responses to questions raised by the Independent Trustees, and received from PIM the information requested of it. The Independent Trustees reviewed the information provided with counsel at telephonic meetings held on February 16, 2017 and February 27, 2017. The Trustees held a special in-person Board meeting on March 6-7, 2017 for further consideration of the New Management Agreements, the Interim Management Agreements and the Transaction. The Trustees met again with senior executives of Amundi at the March 6-7, 2017 meeting.

At the March 6-7, 2017 meeting, based on their evaluation of the information provided by PIM and Amundi, the Trustees including the Independent Trustees voting separately, approved the New Management Agreement and the Interim Management Agreement for the Fund. In considering the New Management Agreement for the Fund, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in their determinations. The Trustees considered the same factors with respect to the Interim Management Agreement for the Fund.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund and that are expected to be provided by PIM to the Fund following the consummation of the Transaction. The Trustees reviewed the terms of the New Management Agreement, and noted that such terms are substantially similar to the terms of the Current Management Agreement, except for different execution dates, effective dates and termination dates. The Trustees reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-investment resources and personnel of PIM that are involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer Fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business

118 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 management and operations and that PIM would continue to provide those investment management and research services and resources to the Fund following the consummation of the Transaction. The Trustees also considered that, as administrator, PIM would continue to be responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees to be paid to PIM for the provision of administration services.

The Trustees considered that Deloitte & Touche LLP has informed the Board that it will no longer be independent with respect to the Fund upon the completion of the Transaction and, accordingly, that it will be necessary for the Board to engage a new independent registered public accounting firm for the Fund.

The Trustees considered that the Transaction is not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, including investment management, risk management, administrative, compliance, legal and other services, as a result of the Transaction.

In that regard, the Trustees considered that Amundi is one of the largest asset managers globally, and that PIM may have access to additional research and portfolio management capabilities as a result of the Transaction and that PIM, as part of Amundi, is expected to have an enhanced global presence that may contribute to an increase in the overall scale and resources of PIM. Furthermore, in considering whether the Transaction would be expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, the Trustees considered the statements by representatives of Amundi that they expect the Chief Executive Officer and Chief Investment Officer of PIM to remain in their current positions and that they do not currently foresee major changes in the day-to-day investment management operations of PIM as a direct result of the Transaction, or the risk management, legal or compliance services provided by PIM, with respect to the Fund. They further considered the current incentive arrangements for key personnel of PIM that would continue after the closing of the Transaction. They also noted Amundi's stated intention to establish a new long-term incentive plan following the closing.

The Trustees also took into account their experience in evaluating the proposed combination of Pioneer Investments and Santander Asset Management, which was announced in September, 2014 and abandoned in July, 2016. In light of, among other things, this experience, the Trustees determined that they were not able to identify any realistic alternatives to

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 119 approving the New Management Agreement that would provide the level of services to the Fund and its shareholders that are expected to be provided by PIM after the closing of the Transaction.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Fund under the New Management Agreement would be satisfactory and consistent with the terms of the New Management Agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly reviewed and discussed throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds, as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and the performance of the Fund's benchmark index. They also discussed the Fund's performance with PIM on a regular basis.

The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the approval of the New Management Agreement.

Management Fee and Expenses

The Trustees noted that the stated management fees to be paid by the Fund are identical under the Current Management Agreement and the New Management Agreement. The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners. To the extent applicable, the Trustees also considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

120 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

The Trustees considered that the Fund's management fee as of September 30, 2016 was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above a certain asset level. The Trustees considered that the expense ratio of the Fund's Class A shares as of September 30, 2016 was in the third quintile relative to its Morningstar category and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares as of September 30, 2016 was in the third quintile relative to its Morningstar category and in the fourth quintile relative to its Strategic Insight peer group, in each case for the comparable period.

The Trustees reviewed management fees charged by PIM and PIAM to institutional and other clients, including publicly offered European funds sponsored by PIM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and PIM's and PIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with PIM's and PIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under both the Current Management Agreement and the New Management Agreement, PIM would perform additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different risks associated with PIM's management of the Fund and PIM's and PIAM's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services to be provided by PIM.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 121

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by PIM and PIAM from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that PIM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the Current Management Agreement or the New Management Agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that following the completion of the Transaction, PIM will be the principal U.S. asset management business of Amundi, and that Amundi's worldwide asset management business will manage over

122 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

$1.38 trillion in assets (including the Pioneer Funds). This may create opportunities for PIM, PIAM and Amundi that derive from PIM's relationships with the Fund, including Amundi's ability to market the services of PIM globally. The Trustees noted that PIM may have access to additional research capabilities as a result of the Transaction and Amundi's enhanced global presence that may contribute to an increase of the overall scale of PIM. The Trustees considered that PIM and the Fund are expected to receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by PIM as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the New Management Agreement and the Interim Management Agreement for the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the New Management Agreement and the Interim Management Agreement, and to recommend that shareholders approve the New Management Agreement.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17 123

Trustees, Officers and Service Providers

Trustees                                    Advisory Trustee
Thomas J. Perna, Chairman                   Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                        Officers
Margaret B.W. Graham                        Lisa M. Jones, President and Chief
Marguerite A. Piret                            Executive Officer
Fred J. Ricciardi                           Mark E. Bradley,Treasurer and
Kenneth J. Taubes                              Chief Financial Officer
                                            Christopher J. Kelley, Secretary and
                                               Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Ms. Monchak is a non-voting Advisory Trustee.

124 Pioneer Strategic Income Fund | Semiannual Report | 3/31/17

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Pioneer Investments 19207-12-0517

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Strategic Income Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date May 30, 2017


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date May 30, 2017


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date May 30, 2017

* Print the name and title of each signing officer under his or her signature.